Registration No. 333-133381

Registration No. 811-21886

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES
ACT OF 1933	/ /

Pre-Effective Amendment No.	/ /

Post-Effective Amendment No. 7	/ X /
and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT
COMPANY ACT OF 1940	/ /

Amendment No. 15	/ X /

(Check appropriate box or boxes.)

NML VARIABLE ANNUITY ACCOUNT C

(Exact Name of Registrant)

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

(Name of Depositor)

720 East Wisconsin Avenue, Milwaukee, Wisconsin	53202
(Address of Depositor’s Principal Executive Offices)	(Zip Code)

Depositor’s Telephone Number, including Area Code  414-271-1444

Raymond J. Manista, General Counsel and Secretary

The Northwestern Mutual Life Insurance Company

720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

(Name and Address of Agent for Service)

Copy to:

Michael J. Mazza, Assistant General Counsel

The Northwestern Mutual Life Insurance Company

720 East Wisconsin Avenue

Milwaukee, Wisconsin 53202

414-665-2052

Approximate Date of Proposed Public Offering                     Continuous

It is proposed that this filing will become effective (check appropriate space)

immediately upon filing pursuant to paragraph (b) of Rule 485
X	on May 1, 2011 pursuant to paragraph (b) of Rule 485
60 days after filing pursuant to paragraph (a)(1) of Rule 485 on (DATE) pursuant to paragraph (a)(1) of Rule 485
this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Interests in Individual Flexible Payment Variable Annuity Contracts offered without sales charge.

Prospectus

May 1, 2011

Individual Flexible Payment Variable Annuity (Network Edition)

Issued by The Northwestern Mutual Life Insurance Company

and NML Variable Annuity Account C

This prospectus describes an individual flexible payment deferred variable annuity contract (“Contract”) offered for use in non tax-qualified situations to purchasers who are either current or retired registered representatives of Northwestern Mutual Investment Services, LLC, principal underwriter and distributor of the Contract, or certain other eligible persons. The Contract provides for accumulation of Contract Value on a variable basis and a payment of annuity benefits on a fixed or variable basis. Net Purchase Payments may be invested, pursuant to the Contract, in the following variable investment options:

Investment Options

Northwestern Mutual Series Fund, Inc.
Growth Stock Portfolio	International Growth Portfolio
Focused Appreciation Portfolio	Research International Core Portfolio
Large Cap Core Stock Portfolio	International Equity Portfolio
Large Cap Blend Portfolio	Emerging Markets Equity Portfolio
Index 500 Stock Portfolio	Money Market Portfolio
Large Company Value Portfolio	Short-Term Bond Portfolio
Domestic Equity Portfolio	Select Bond Portfolio
Equity Income Portfolio	Long-Term U.S. Government Bond Portfolio
Mid Cap Growth Stock Portfolio	Inflation Protection Portfolio
Index 400 Stock Portfolio	High Yield Bond Portfolio
Mid Cap Value Portfolio	Multi-Sector Bond Portfolio
Small Cap Growth Stock Portfolio	Commodities Return Strategy Portfolio
Index 600 Stock Portfolio	Balanced Portfolio
Small Cap Value Portfolio	Asset Allocation Portfolio

Fidelity® Variable Insurance Products
VIP Mid Cap Portfolio
VIP Contrafund® Portfolio

Neuberger Berman Advisers Management Trust
Socially Responsive Portfolio

Russell Investment Funds	Russell Investment Funds LifePoints® Variable Target
Multi-Style Equity Fund	Portfolio Series
Aggressive Equity Fund	Moderate Strategy Fund
Global Real Estate Securities Fund	Balanced Strategy Fund
Non-U.S. Fund	Growth Strategy Fund
Core Bond Fund	Equity Growth Strategy Fund

The Contract and the investment options are not guaranteed to achieve their goals, are not bank deposits, are not federally insured, and are not endorsed by any bank or government agency. All contractual guarantees are contingent upon the claims-paying ability of the Company.

Please read carefully this prospectus and the accompanying prospectuses for the variable options and keep them for future reference. These prospectuses provide information that you should know before investing in the Contract. No person is authorized to make any representation in connection with the offering of the Contract other than those contained in these prospectuses.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense. The Contract may not be available in all states and is only offered where it can be lawfully sold.

More information about the Contract and NML Variable Annuity Account C (the “Separate Account”) is included in a Statement of Additional Information (“SAI”), dated May 1, 2011, which is incorporated by reference in this prospectus and available free of charge from The Northwestern Mutual Life Insurance Company. The table of contents for the SAI is at the end of this prospectus. The SAI is available free of charge at www.northwesternmutual.com. To receive a copy of the SAI, send a written request to Northwestern Mutual, Investment Products and Services Department, Room W07SW, 720 East Wisconsin Avenue, Milwaukee, WI 53202. Information about the Separate Account (including the SAI) is available on the SEC’s internet site at http://www.sec.gov, or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, NE, Washington, DC 20549-0102. This information can also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room’s operation, call the SEC at 1-202-551-8090.

Contents of this Prospectus

Glossary of Special Terms

Unless otherwise specified in this prospectus, the words “Northwestern Mutual,” “we,” “us,” “our,” and “Company” mean The Northwestern Mutual Life Insurance Company. The words “you” and “your,” unless otherwise specified, mean the Contract Owner. We use a number of special terms in this prospectus, including the following:

Accumulation Unit—An accounting unit of measure representing the Contract Value, before the date on which Annuity Payments begin, in one or more Divisions of the Separate Account. The related term “Accumulation Unit Value” means the value of a particular Accumulation Unit at a particular time and is analogous to, but not the same as, the share price of a mutual fund.

Annuitant—The person upon whose life the Contract is issued and Contract benefits depend. The Primary Annuitant is the person upon whose life the Contract is initially issued. The Contingent Annuitant is the person who becomes the Annuitant upon the death of the Primary Annuitant.

Annuity Payments—Money we pay pursuant to the terms of the Contract. Payments may be paid under one or more of the following three methods: (1) a Variable Income Plan; (2) a Fixed Income Plan; or (3) in cash.

Annuity Unit—An accounting unit of measure representing the actuarial value of a Variable Income Plan’s interest in a Division of the Separate Account after Annuity Payments begin.

Beneficiary—A person who receives payments under the Contract upon the death of the Annuitant before the Maturity Date provided that the Annuitant was an Owner of the Contract at the time of death.

Contract—The agreement between you and us described in this variable annuity prospectus. During the Accumulation Period of the Contract, you may invest and any earnings on your investment will accumulate on a tax-deferred basis. During the Annuitization Period, you receive periodic payments based largely on the amounts you accumulate, all or a portion of which will be taxable as ordinary income.

Contract Value—The value of your Contract on any Valuation Date is the sum of: (1) the value of your amounts held in the Divisions of the Separate Account on that Valuation Date; less (2) any withdrawals since that Valuation Date and any applicable charges under the Contract deducted since that Valuation Date.

Division—A sub-account of the Separate Account, the assets of which are invested exclusively in the shares of one of the Portfolios of the underlying Funds.

Fund—A Fund is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company or as a unit investment trust, or is not required to be registered under the Act. A Fund is available as an investment option under the Contract. The assets of each of the Divisions of the Separate Account are used to purchase shares of the corresponding Portfolio of a Fund.

General Account—All assets of the Company, other than those held in the Separate Account or in other separate accounts that have been or may be established by the Company.

Maturity Date—The date, stated on the specifications page of the Contract, on which Purchase Payments cease and Annuity Payments become payable.

Owner—The person with the sole right to exercise all rights and privileges under the Contract, except as the Contract otherwise provides.

Portfolio—A series of a Fund available for investment under the Contract which corresponds to a particular Division of the Separate Account.

Purchase Payments—Money you give us to apply to your Contract. The related term “Net Purchase Payment” refers to Purchase Payments after all applicable deductions.

Required Minimum Distribution (“RMD”)—A minimum amount that federal tax law requires be withdrawn from an annuity each year.

Separate Account—The account the Company has established pursuant to Wisconsin law for those assets, although belonging to the Company, that are reserved for you and other owners of variable annuity contracts supported by the Separate Account.

Valuation Date—Any day on which the New York Stock Exchange (“NYSE”) is open for trading and any other day we are required under the 1940 Act to value assets of a Division of the Separate Account.

Account C (Network Edition) Prospectus

Fee and Expense Tables

Contract Fees and Expenses

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. They also do not include any charge for state premium tax deductions which we do not charge for at present, but we reserve the right to do so. In the first table, transaction charges are shown on the left and annual charges are shown on the right.

Transaction Expenses for Contract Owners (as a percentage of Purchase Payments, unless noted)
Maximum Sales Load	None
Withdrawal Charge	None
Transfer Fee	None
Expedited Delivery Charge[2]	$17

Annual Expenses of the Separate Account (as a percentage of average daily Contract value)
Maximum Mortality and Expense Risk Fees[1]	0.75%
Other Expenses	None

Total Maximum Separate Account Annual Expenses[1]	0.75%
Current Mortality and Expense Risk Fees[1]	0.35%
Other Expenses	None

Total Current Separate Account Annual Expenses[1]	0.35%

Annual Contract Fee
$30 (presently waived)

Annual Charge for Optional Enhanced Death Benefit (EDB)
Maximum Charge (as a percentage of the entire benefit)[3]	0.40%
[1]

We reserve the right to increase the current mortality and expense risk charges to the maximum annual rate shown, though for Contracts purchased before April 30, 2008, we will not increase the current mortality and expense risk charges before May 1, 2012. Thereafter, we reserve the right to increase the mortality and expense risk fees to a maximum annual rate of 0.75%.

[2]	For express mail delivery with signature required; the express mail delivery charge without signature is $15. We also charge $15 for wire transfers in connection with withdrawals.
[3]

The maximum charge is for issue age (i.e., the age nearest the Primary Annuitant's birthday at the time the application is approved) 56-65. The charge is 0.10% for issue age 45 or less and 0.20% for issue age 46-55. The “entire” enhanced death benefit on any Valuation Date equals the greatest of (i) the Contract Value on that Valuation Date, (ii) the amount of Purchase Payments made under the Contract (adjusted for any withdrawals), or (iii) the highest Contract Value on any Contract anniversary date prior to the Primary Annuitant's 80th birthday, increased by any Purchase Payments we received since that Contract anniversary and decreased by the percentage of Contract Value withdrawn since that Contract anniversary. The EDB is available only at the time the Contract is issued. At the time of issue, the value of the EDB would be equal to the greater of the Initial Purchase Payment or the Contract Value.

Account C (Network Edition) Prospectus

Annual Portfolio Operating Expenses

The table below shows the minimum and maximum total operating expenses of the Portfolios that you may pay periodically during the time that you own the Contract. The first line of this table lists expenses that do not reflect fee waivers or expense limits and reimbursements, nor do they reflect short-term trading redemption fees, if any, charged by the Portfolios. The information is based on operations for the year ended December 31, 2010. More details concerning these fees and expenses are contained in the attached prospectuses for the Funds.

	Minimum	Maximum
Range of Total Annual Portfolio Operating Expenses (expenses include investment advisory fees, distribution (12b-1) fees, and other expenses as a percentage of average Portfolio assets)*	0.21%	1.57%
Range of Total Annual Portfolio Operating Expenses After Contractual Fee Waiver or Reimbursement**	0.21%	1.50%

*	For certain Portfolios, certain expenses were reimbursed or fees waived during 2010. It is anticipated that these voluntary expense reimbursement and fee waiver arrangements will continue past the current year, although certain arrangements may be terminated at any time. After taking into account these arrangements and any contractual fee waiver or expense reimbursement arrangements, Annual Portfolio operating expenses would have ranged from a minimum of 0.21% to a maximum of 1.50%.
**	The “Range of Total Annual Portfolio Operating Expenses After Contractual Fee Waiver or Reimbursement” line in the above table shows the minimum and maximum fees and expenses charged by all of the Portfolios after taking into account contractual fee waiver or reimbursement arrangements in place. Those contractual arrangements are designed to reduce total annual portfolio operating expenses for Owners and will continue for at least one year from the date of this prospectus. For more information about which Portfolios currently have such contractual reimbursement or fee waiver arrangements in place, see the prospectuses of the underlying Funds.

The following table shows total annual operating expenses of each Portfolio available for investment under the Contract. Portfolio operating expenses are expressed as a percentage of average net assets for the year ended December 31, 2010, except as otherwise set forth in the notes to the table. The Russell Investment Funds LifePoints® Variable Target Portfolio Series are funds of funds and because of their two-tiered structure, may have fees that are higher than other funds. The Portfolio expenses used to prepare the table were provided to the Company by the Portfolios. The Company has not independently verified such information. The expenses shown are based on expenses incurred for the year ended December 31, 2010, or as restated to reflect current expenses (see attached prospectuses for the Funds). Current or future expenses may be higher or lower than those shown, especially in periods of market volatility.

Portfolio	Investment Advisory Fees	12b-1 Fees	Other Expenses	Acquired Fund Fees & Expenses	Total Operating Expenses	Fee Waivers & Reimbursements		Total Net Operating Expenses
Northwestern Mutual Series Fund, Inc.
Growth Stock Portfolio	0.43%	0.00%	0.02%	0.00%	0.45%	0.00%		0.45%
Focused Appreciation Portfolio(1) (2)	0.77%	0.00%	0.02%	0.00%	0.79%	(0.02%	)	0.77%
Large Cap Core Stock Portfolio	0.44%	0.00%	0.02%	0.00%	0.46%	0.00%		0.46%
Large Cap Blend Portfolio(1)	0.77%	0.00%	0.07%	0.00%	0.84%	0.00%		0.84%
Index 500 Stock Portfolio	0.20%	0.00%	0.01%	0.00%	0.21%	0.00%		0.21%
Large Company Value Portfolio(1)	0.72%	0.00%	0.08%	0.00%	0.80%	0.00%		0.80%
Domestic Equity Portfolio(1)	0.56%	0.00%	0.02%	0.00%	0.58%	0.00%		0.58%
Equity Income Portfolio(1)	0.65%	0.00%	0.02%	0.00%	0.67%	0.00%		0.67%
Mid Cap Growth Stock Portfolio	0.53%	0.00%	0.01%	0.00%	0.54%	0.00%		0.54%
Index 400 Stock Portfolio	0.25%	0.00%	0.02%	0.02%	0.29%	0.00%		0.29%
Mid Cap Value Portfolio(1) (3)	0.85%	0.00%	0.07%	0.00%	0.92%	0.00%		0.92%
Small Cap Growth Stock Portfolio	0.56%	0.00%	0.04%	0.00%	0.60%	0.00%		0.60%
Index 600 Stock Portfolio(1)	0.25%	0.00%	0.18%	0.00%	0.43%	(0.07%	)	0.36%
Small Cap Value Portfolio(1) (4)	0.85%	0.00%	0.02%	0.21%	1.08%	0.00%		1.08%
International Growth Portfolio(1)	0.68%	0.00%	0.13%	0.00%	0.81%	0.00%		0.81%
Research International Core Portfolio(1)	0.88%	0.00%	0.50%	0.00%	1.38%	(0.23%	)	1.15%
International Equity Portfolio(5)	0.66%	0.00%	0.06%	0.00%	0.72%	(0.05%	)	0.67%
Emerging Markets Equity Portfolio(1)	1.14%	0.00%	0.43%	0.00%	1.57%	(0.07%	)	1.50%
Money Market Portfolio(6)	0.30%	0.00%	0.00%	0.00%	0.30%	0.00%		0.30%
Short-Term Bond Portfolio(1)	0.35%	0.00%	0.04%	0.00%	0.39%	0.00%		0.39%
Select Bond Portfolio	0.30%	0.00%	0.00%	0.00%	0.30%	0.00%		0.30%
Long-Term U.S. Government Bond Portfolio(1)	0.56%	0.00%	0.06%	0.00%	0.62%	0.00%		0.62%
Inflation Protection Portfolio(1)	0.57%	0.00%	0.04%	0.00%	0.61%	0.00%		0.61%
High Yield Bond Portfolio	0.45%	0.00%	0.02%	0.00%	0.47%	0.00%		0.47%
Multi-Sector Bond Portfolio(1)	0.79%	0.00%	0.12%	0.00%	0.91%	0.00%		0.91%
Commodities Return Strategy Portfolio(1) (7)	0.80%	0.00%	0.16%	0.22%	1.18%	(0.20%	)	0.98%
Balanced Portfolio	0.30%	0.00%	0.00%	0.03%	0.33%	0.00%		0.33%
Asset Allocation Portfolio(1) (8)	0.54%	0.00%	0.04%	0.03%	0.61%	(0.05%	)	0.56%

Account C (Network Edition) Prospectus

Portfolio	Investment Advisory Fees	12b-1 Fees	Other Expenses	Acquired Fund Fees & Expenses	Total Operating Expenses	Fee Waivers & Reimbursements		Total Net Operating Expenses
Fidelity® Variable Insurance Products
VIP Mid Cap Portfolio	0.56%	0.25%	0.10%	0.00%	0.91%	0.00%		0.91%
VIP Contrafund® Portfolio	0.56%	0.25%	0.09%	0.00%	0.90%	0.00%		0.90%

Neuberger Berman Advisers Management Trust
Socially Responsive Portfolio(9)	0.85%	0.00%	0.30%	0.00%	1.15%	0.00%		1.15%

Russell Investment Funds
Multi-Style Equity Fund	0.73%	0.00%	0.16%	0.00%	0.89%	0.00%		0.89%
Aggressive Equity Fund(10)	0.90%	0.00%	0.21%	0.00%	1.11%	(0.06%	)	1.05%
Global Real Estate Securities Fund	0.80%	0.00%	0.19%	0.00%	0.99%	0.00%		0.99%
Non-U.S. Fund(10)	0.90%	0.00%	0.23%	0.00%	1.13%	(0.06%	)	1.07%
Core Bond Fund(10)	0.55%	0.00%	0.21%	0.00%	0.76%	(0.07%	)	0.69%

Russell Investment Funds LifePoints® Variable Target Portfolio Series
Moderate Strategy Fund(11)	0.20%	0.00%	0.24%	0.78%	1.22%	(0.34%	)	0.88%
Balanced Strategy Fund(11)	0.20%	0.00%	0.16%	0.91%	1.27%	(0.26%	)	1.01%
Growth Strategy Fund(11)	0.20%	0.00%	0.19%	0.98%	1.37%	(0.29%	)	1.08%
Equity Growth Strategy Fund(11)	0.20%	0.00%	0.33%	1.03%	1.56%	(0.43%	)	1.13%

(1)

Northwestern Mutual Series Fund, Inc.’s investment adviser, Mason Street Advisors, LLC (“MSA”) has contractually agreed to waive the management fee and absorb certain other operating expenses of the below portfolios to the extent necessary so that Total Operating Expenses for such portfolios will not exceed the following annual rates of each portfolio’s respective average net assets. These fee waivers may be terminated at any time after April 30, 2012.

Portfolio	Expense Limitation
Focused Appreciation	0.90%
Large Cap Blend	0.85%
Large Company Value	0.80%
Domestic Equity	0.75%
Equity Income	0.75%
Mid Cap Value	1.00%
Index 600 Stock	0.35%
Small Cap Value	1.00%
International Growth	1.10%
Research International Core	1.15%
Emerging Markets Equity	1.50%
Short-Term Bond	0.45%
Long-Term U.S. Government Bond	0.65%
Inflation Protection	0.65%
Multi-Sector Bond	0.95%
Commodities Return Strategy	0.98%
Asset Allocation	0.75%

(2)

Focused Appreciation Portfolio—MSA has agreed to waive a portion of its management fee such that its management fee is 0.75% of the portfolio’s first $100 million of assets, 0.70% on portfolio assets from $100 million to $300 million, 0.65% on portfolio assets from $300 million to $500 million and 0.60% on portfolio assets in excess of $500 million. The fee waiver agreement may be terminated at any time after April 30, 2012.

(3)

Mid Cap Value Portfolio—MSA has agreed to waive a portion of its management fee such that its management fee is 0.85% of the portfolio’s first $150 million of assets, 0.80% on portfolio assets from $150 million to $300 million and 0.75% on portfolio assets in excess of $300 million. The fee waiver agreement may be terminated at any time after April 30, 2012.

(4)

Small Cap Value Portfolio—MSA has agreed to waive a portion of its management fee such that its management fee is 0.85% of the portfolio’s first $500 million of assets and 0.80% on portfolio assets in excess of $500 million. The fee waiver agreement may be terminated at any time after April 30, 2012.

(5)

International Equity Portfolio—MSA has agreed to waive a portion of its management fee such that its management fee is 0.80% of the portfolio’s first $50 million of assets, 0.60% on portfolio assets from $50 million to $1 billion, 0.58% of assets from $1 billion to $1.5 billion and 0.51% on portfolio assets in excess of $1.5 billion. The fee waiver agreement may be terminated at any time after April 30, 2012.

(6)

Money Market Portfolio—MSA has voluntarily agreed to waive all of its management fee on a temporary basis. This voluntary waiver will be reviewed periodically by MSA in light of market and economic developments and may be revised or discontinued at any time without advance notice.

(7)

Commodities Return Strategy Portfolio—MSA has agreed to waive its management fee in an amount equal to the management fee paid to it by the Portfolio’s wholly owned Cayman Islands subsidiary fund. The fee waiver agreement will remain in effect for as long as the Portfolio remains invested in the subsidiary fund.

(8)

Asset Allocation Portfolio—MSA has contractually agreed to waive a portion of its management fee such that its management fee is 0.55% on the portfolio’s first $100 million of assets, 0.45% on portfolio assets from $100 million to $250 million and 0.35% on portfolio assets in excess of $250 million.

Account C (Network Edition) Prospectus

(9)

Neuberger Berman Management LLC (“NBM”), the portfolio’s adviser, has contractually undertaken to limit the portfolio’s expenses through December 31, 2013 by waiving fees and/or reimbursing certain expenses of the portfolio so that its total operating expenses (including the compensation of NBM and excluding taxes, interest, extraordinary expenses, brokerage commissions and transaction costs), in the aggregate, are limited to 1.30% per annum of the portfolio’s average daily net asset value. These fee waivers and/or expense reimbursement are subject to recoupment by NBM within three years.

(10)

Russell Investment Management Company (“RIMCo”) has contractually agreed, until April 30, 2012, to waive 0.06% of its advisory fee on the Aggressive Equity Fund and Non-U.S. Fund and 0.07% of its advisory fee on the Core Bond Fund. These waivers may not be terminated during the relevant period except with Board approval.

(11)

For each of the Russell Investment Funds LifePoints Variable Target Portfolio Series funds individually, RIMCo has contractually agreed, until April 30, 2012, to waive up to the full amount of its 0.20% advisory fee and then to reimburse each fund for other direct fund-level expenses to the extent that direct fund-level expenses exceed 0.10% of the average daily net assets of the fund on an annual basis. Direct fund-level expenses do not include extraordinary expenses or the expenses of other investment companies in which the funds invest, including the underlying funds, which are borne indirectly by the funds. These waivers and reimbursements may not be terminated during the relevant period except with Board approval.

Account C (Network Edition) Prospectus

The following Examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract fees, Separate Account annual expenses, and the fees and expenses of the underlying Portfolios. Because we impose no charges upon surrender or annuitization, your costs will be the same whether you continue to own, surrender, or annuitize the Contract at the end of the period shown. The Examples assume that you invest $10,000 for the time periods indicated and that your investment has a 5% return each year. The Examples reflect the maximum as well as the minimum fees and expenses of the underlying Portfolios as set forth in the Range of Total Annual Portfolio Operating Expenses table. Although your actual costs may be higher or lower than those shown below, based on these assumptions, your costs would be as follows:

EXAMPLES

Contract With the Enhanced Death Benefit (assuming the maximum EDB charge; i.e., at issue age 56-65)

	1 Year	3 Years	5 Years	10 Years
Maximum Total Annual Portfolio Operating Expenses	$273	$853	$1,459	$3,096
Minimum Total Annual Portfolio Operating Expenses	$144	$447	$772	$1,692

Contract Without the Enhanced Death Benefit

	1 Year	3 Years	5 Years	10 Years
Maximum Total Annual Portfolio Operating Expenses	$232	$730	$1,255	$2,692
Minimum Total Annual Portfolio Operating Expenses	$102	$319	$553	$1,226

We reserve the right to increase the current mortality and expense risk charges to the maximum annual rate shown, though for Contracts purchased before April 30, 2008, we will not increase the current mortality and expense risk charges before May 1, 2012. Thereafter, we reserve the right to increase the mortality and expense risk charges to a maximum annual rate of 0.75%. The expense numbers shown in the tables reflect the maximum mortality and expense risk charges. The Contracts may provide for charges for transfers between the Divisions of the Separate Account and for premium taxes, but we are not presently assessing such charges. The charge for the EDB above was determined by multiplying the maximum EDB percentage charge (0.40%) by the entire EDB. The EDB amounts assumed for purposes of this example are equal to the Contract Value at each anniversary. Such hypothetical amounts are for illustrative purposes only. The $30 annual Contract fee (presently waived) is reflected as a 0.04% annual expense. The 0.04% figure represents the annual Contract fees that would have been collected if they were not waived divided by the average assets attributable to the Contracts for the fiscal year ended December 31, 2010.

Please remember that the examples are simply illustrations and do not represent past or future expenses. Your actual expenses may be higher or lower than those shown in the examples. Similarly, your rate of return may be more or less than the 5% assumed in the examples.

Condensed Financial Information

The value of an Accumulation Unit is determined on the basis of changes in the per share value of the underlying Portfolios and the assessment of Separate Account charges, which may vary from contract to contract. (For more information on the calculation of underlying account values, see “Application of Purchase Payments.”) Please refer to Appendix A of this prospectus for information regarding the historical Accumulation Unit Values.

Financial statements of the Separate Account and the financial statements of Northwestern Mutual appear in the Statement of Additional Information (“SAI”). The financial statements of the Company should only be considered with respect to the Company’s ability to meet its obligations under the Contract and not with respect to the Contract Value held in the Separate Account, which is principally derived from the investment performance of the Portfolios. The SAI is available free of charge at www.northwesternmutual.com. To receive a copy of the SAI, send a written request to Northwestern Mutual, Investment Products and Services Department, Room W07SW, 720 East Wisconsin Avenue, Milwaukee, WI 53202, or use the coupon provided at the back of this Prospectus. Semiannually, we will send you reports containing financial information and schedules of investments for the Portfolios underlying the Divisions in which you invest. We will also send you periodic statements showing the value of your Contract and transactions under the Contract since the last statement. You should promptly review these statements and any confirmations of individual transactions that you receive to verify the accuracy of the information, and should promptly notify us of any discrepancies.

The Company

The Northwestern Mutual Life Insurance Company, or through its subsidiaries and affiliates, offers insurance products, investment products, and advisory services which are designed to address clients' needs for financial security

Account C (Network Edition) Prospectus

and protection, wealth accumulation and distribution, and estate preservation. Organized by a special act of the Wisconsin Legislature in 1857, the Company is licensed to conduct a conventional life insurance business in the District of Columbia and in all states of the United States. The Company’s total assets exceeded $179 billion as of December 31, 2010. The Home Office of Northwestern Mutual is located at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

In addition to your fixed account allocations, General Account assets are used to guarantee the payment of certain benefits under the Contracts, including death benefits. To the extent that we are required to pay you amounts in addition to your Contract Value under these benefits, such amounts will come from General Account assets. Thus, Contract Owners must look to the strength of the Company and its General Account with regard to insurance contract guarantees. You should also be aware that the General Account is exposed to the risks normally associated with the operation of a life insurance company, including insurance pricing, asset liability management and interest rate risk, operational risks, and the investment risks of a portfolio of securities that consists largely, though not exclusively, of fixed-income securities. Some of the risks associated with such a portfolio include interest rate, option, liquidity, and credit risk. The financial statements contained in the Statement of Additional Information include a further discussion of risks inherent within the General Account investments. The assets in the General Account are subject to the claims of the Company’s general creditors.

The Separate Account

We established the NML Variable Annuity Account C (the “Separate Account”) on July 22, 1970 by action of our Board of Trustees in accordance with the provisions of the Wisconsin insurance law. The Separate Account is registered with the SEC as a unit investment trust under the 1940 Act.

You may allocate the money you invest under your Contract among the Divisions each of which corresponds to one of the Portfolios of the Funds. The Divisions and Portfolios are described elsewhere in this prospectus. Under Wisconsin law, the investment operations of the Separate Account are kept separate from our other operations. The values for your Contract supported by the Separate Account will not be affected by income, gains, or losses from the rest of our business. The income, gains or losses, realized or unrealized, for the assets we place in the Separate Account for your Contract will determine the value of your Contract benefits supported by the Separate Account, and will not affect the rest of our business. The assets in the Separate Account are reserved for you and other owners of variable annuity contracts, although the assets belong to us and we do not hold the assets as a trustee. While we and our creditors cannot reach the assets of the Separate Account to satisfy other obligations until our obligations under your Contract have been satisfied, all of our assets (except those we hold in certain other separate accounts) are available to satisfy our obligations under your Contract. The obligations under the variable annuity contracts are obligations of the Company as depositor.

When permitted by law and subject to any required regulatory approvals or votes by Contract Owners we reserve the right to:

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Operate the Separate Account or a Division as either a unit investment trust or a management company under the 1940 Act, or in any other form allowed by law, if deemed by the Company to be in the best interest of Contract Owners.

•	Invest current and future assets of a Division in securities of another Fund as a substitute for shares of a Fund already purchased or to be purchased.

•	Register or deregister the Separate Account under the 1940 Act or change its classification under that Act.

•	Create new separate accounts.

•	Combine the Separate Account with any other separate account.

•	Transfer the assets and liabilities of the Separate Account to another separate account.

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Transfer cash from time to time between the Company’s general account and the Separate Account as deemed necessary or appropriate and consistent with the terms of the Contracts, including but not limited to transfers for the deduction of charges and in support of payment options.

•	Transfer assets of the Separate Account in excess of reserve requirements applicable to Contracts supported by the Separate Account to the Company’s General Account.

•	Add, delete or make substitutions for the securities and other assets that are held or purchased by the Separate Account.

•	Terminate and/or liquidate the Separate Account.

•	Restrict or eliminate any voting rights of Contract Owners or other persons who have voting rights as to the Separate Account.

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Make any changes to the Separate Account to conform with, or required by any change in, federal tax law, the 1940 Act and regulations promulgated thereunder, or any other applicable federal or state laws.

In the event that we take any of these actions, we may make an appropriate endorsement of your Contract and take other actions to carry out what we have done.

Account C (Network Edition) Prospectus

The Investment Options

The Contract offers a variety of variable investment options selected by the Company, but it does not endorse or recommend a particular option, nor does it provide asset allocation or investment advice. You are responsible for choosing your investment options and the amounts you allocate to each based on your individual situation and your personal savings goals and risk tolerances. After your initial investment decision, you should monitor your investments and periodically review the options you select and the amount allocated to each option to ensure your decisions continue to be appropriate. The amounts you invest are not guaranteed and, because both your principal and any return on your investment are subject to market risk, you can lose money.

Each Division of the Separate Account represents an investment option and its assets are invested in a corresponding Portfolio that is a series of one of the following mutual fund families: Northwestern Mutual Series Fund, Inc; Fidelity® Variable Insurance Products; Neuberger Berman Advisers Management Trust; and the Russell Investment Funds. The Separate Account buys shares of the Portfolios at their respective net asset values without sales charge. The Portfolios are available for investment only by separate accounts supporting variable insurance products and are not publicly traded. Their performance can differ substantially from publicly traded mutual funds with similar names. The specific Portfolios available under your Contract may change from time to time, and not all Portfolios in which assets of the Separate Account are invested may be available under your Contract. Your ability to invest in a Portfolio may be affected by the actions of such Portfolio, such as when a Portfolio closes.

You may choose to allocate the Accumulation Value of your Contract among the Divisions and you may, subject to certain conditions, transfer values from one Division to another. Amounts you allocate among the Divisions may grow in value, decline in value, or grow less than you expect, depending on the investment performance of the corresponding Portfolio. The investment objectives and types of investments for each Portfolio are set forth below. There can be no assurance that the Portfolios will realize their objectives. For more information about the investment objectives and policies, the attendant risk factors and expenses for each of the Portfolios described below, see the attached prospectuses. Read the prospectuses carefully before you invest. Note: If you received a summary prospectus for a portfolio listed below, please follow the directions on the first page of the summary prospectus to obtain a copy of the full fund prospectus.

Northwestern Mutual Series Fund, Inc.    The principal investment adviser for the Portfolios of the Northwestern Mutual Series Fund is Mason Street Advisors, LLC (“MSA”), our wholly-owned company. The investment advisory agreements for the respective Portfolios provide that MSA will provide services and bear certain expenses of the Portfolios. MSA employs a staff of investment professionals to manage the assets of the Fund and the other advisory clients of MSA. We provide related facilities and personnel, which MSA uses in performing its investment advisory functions. MSA has retained and oversees Templeton Investment Counsel, LLC, Capital Guardian Trust Company, T. Rowe Price Associates, Inc., Janus Capital Management LLC, American Century Investment Management, Inc., Massachusetts Financial Services Company, Pacific Investment Management Company LLC and Credit Suisse Asset Management, LLC under investment sub-advisory agreements to provide day-to-day management of the Portfolios indicated below. Each such sub-adviser may be replaced without the approval of shareholders. Please see the attached prospectuses for the Northwestern Mutual Series Fund, Inc. for more information.

Portfolio	Investment Objective	Sub-adviser (if applicable)
Growth Stock Portfolio	Long-term growth of capital; current income is a secondary objective	N/A
Focused Appreciation Portfolio	Long-term growth of capital	Janus Capital Management LLC
Large Cap Core Stock Portfolio	Long-term growth of capital and income	N/A
Large Cap Blend Portfolio	Long-term growth of capital and income	Capital Guardian Trust Company
Index 500 Stock Portfolio	Investment results that approximate the performance of the Standard &Poor’s (S&P) 500® Index	N/A
Large Company Value Portfolio	Long-term capital growth; income is a secondary objective	American Century Investment Management, Inc.
Domestic Equity Portfolio	Long-term growth of capital and income	Capital Guardian Trust Company
Equity Income Portfolio	Long-term growth of capital and income	T. Rowe Price Associates, Inc.
Mid Cap Growth Stock Portfolio	Long-term growth of capital	N/A
Index 400 Stock Portfolio	Investment results that approximate the performance of the S&P MidCap 400® Index	N/A

Account C (Network Edition) Prospectus

Portfolio	Investment Objective	Sub-adviser (if applicable)
Mid Cap Value Portfolio	Long-term capital growth; current income is a secondary objective	American Century Investment Management, Inc.
Small Cap Growth Stock Portfolio	Long-term growth of capital	N/A
Index 600 Stock Portfolio	Investment results that approximate the performance of the S&P SmallCap 600® Index	N/A
Small Cap Value Portfolio	Long-term growth of capital	T. Rowe Price Associates, Inc.
International Growth Portfolio	Long-term growth of capital	Janus Capital Management LLC
Research International Core Portfolio	Capital appreciation	Massachusetts Financial Services Company
International Equity Portfolio	Long-term growth of capital	Templeton Investment Counsel, LLC
Emerging Markets Equity Portfolio	Capital appreciation	Massachusetts Financial Services Company
Money Market Portfolio	Maximum current income to the extent consistent with liquidity and stability of capital*	N/A
Short-Term Bond Portfolio	Provide as high a level of current income as is consistent with prudent investment risk	N/A
Select Bond Portfolio	To provide as high a level of total return as is consistent with prudent investment risk; a secondary objective is to seek preservation of shareholders’ capital	N/A
Long-Term U.S. Government Bond Portfolio	Maximum total return, consistent with preservation of capital and prudent investment management	Pacific Investment Management Company LLC
Inflation Protection Portfolio	Pursue total return using a strategy that seeks to protect against U.S. inflation	American Century Investment Management, Inc.
High Yield Bond Portfolio	High current income and capital appreciation**	N/A
Multi-Sector Bond Portfolio	Maximum total return, consistent with prudent investment management	Pacific Investment Management Company LLC
Commodities Return Strategy Portfolio	Total return	Credit Suisse Asset Management, LLC
Balanced Portfolio	To realize as high a level of total return as is consistent with prudent investment risk, through income and capital appreciation	N/A
Asset Allocation Portfolio	To realize as high a level of total return as is consistent with reasonable investment risk	N/A

*	Although the Money Market Portfolio seeks to preserve its value at $1.00 per share, it is possible to lose money by investing in the Money Market Portfolio. An investment in a money market portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency. During extended periods of low interest rates, the yield of a money market portfolio may also become extremely low and possibly negative.
**	High yield bonds are commonly referred to as junk bonds.

Fidelity® Variable Insurance Products    The Fidelity® VIP Mid Cap Portfolio and the Fidelity® VIP Contrafund® Portfolio are series of Variable Insurance Products III and Variable Insurance Products Fund II, respectively. The Separate Account buys Service Class 2 shares of the Portfolios, the investment adviser for which is the Fidelity Management & Research Company (“FMR”).

Portfolio	Investment Objective	Sub-adviser
VIP Mid Cap Portfolio	Long-term growth of capital	FMR Co., Inc. and Fidelity Research & Analysis Company
VIP Contrafund® Portfolio	Long-term capital appreciation	FMR Co., Inc. and Fidelity Research & Analysis Company

Account C (Network Edition) Prospectus

Neuberger Berman Advisers Management Trust    The Neuberger Berman Advisers Management Trust Socially Responsive Portfolio is a series of the Neuberger Berman Advisers Management Trust. The Separate Account buys Class I shares of the Portfolio, the investment adviser for which is Neuberger Berman Management LLC.

Portfolio	Investment Objective	Sub-adviser
Socially Responsive Portfolio	Long-term growth of capital	Neuberger Berman, LLC

Russell Investment Funds    The assets of each of the Portfolios comprising the Russell Investment Funds are invested by one or more investment management organizations researched and recommended by Frank Russell Company (“Russell”), and an affiliate of Russell, the Russell Investment Management Company (“RIMCo”). RIMCo is the investment adviser of the Russell Investment Funds. Russell is our majority-owned subsidiary.

Portfolio	Investment Objective
Multi-Style Equity Fund	Long-term growth of capital
Aggressive Equity Fund	Long-term growth of capital
Global Real Estate Securities Fund	Current income and long-term growth of capital
Non-U.S. Fund	Long-term growth of capital
Core Bond Fund	Current income and, as a secondary objective, capital appreciation
LifePoints® Variable Target Portfolio Series Moderate Strategy Fund	High current income and moderate long term capital appreciation
LifePoints® Variable Target Portfolio Series Balanced Strategy Fund	Above average capital appreciation and a moderate level of current income
LifePoints® Variable Target Portfolio Series Growth Strategy Fund	High long-term capital appreciation with low current income
LifePoints® Variable Target Portfolio Series Equity Growth Strategy Fund	High long-term capital appreciation

Payments We Receive    We select the Portfolios offered through this Contract based on several criteria, including asset class coverage, the strength of the investment adviser’s or sub-advisers’ reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Portfolio’s investment adviser or an affiliate will make payments to us or our affiliates. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new premiums and/or transfers of Contract Value if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from Owners. The Northwestern Mutual Series Fund, Inc. and the Russell Investment Funds have been included in part because they are managed by subsidiaries of the Company.

We do not provide any investment advice and do not recommend or endorse any particular Portfolio. You bear the risk of any decline in the Contract Value of your Contract resulting from the performance of the Portfolio you have chosen.

Owners, through their indirect investment in the Portfolios, bear the costs of the investment advisory or management fees that the Portfolios pay to their respective investment advisors (see the Portfolios’ prospectuses for more information). As described above, an investment adviser of a Portfolio, or its affiliates, may make payments to the Company and/or certain of our affiliates. These payments may be derived, in whole or in part, from the advisory fee deducted from Portfolio assets. The amount of the compensation is based on a percentage of assets of the Portfolios attributable to the Contracts and certain other variable insurance products that the Company issues. The percentages differ and some investment advisers (or other affiliates) may pay more than others. The percentages currently range up to 0.25%. These payments may be used for any corporate purpose, including payment of expenses that the Company and/or its affiliates incur for services performed on behalf of the Contracts and the Portfolios. The Company and its affiliates may profit from these payments.

Certain Portfolios have adopted a Distribution (and/or Shareholder Servicing) Plan under Rule 12b-1 of the 1940 Act, which is described in more detail in the Portfolios’ prospectuses. These payments, which may be up to 0.25%, are deducted from assets of the Portfolios and are paid to our distributor, Northwestern Mutual Investment Services, LLC. These payments decrease the Portfolio’s investment return.

Additionally, an investment adviser of a Portfolio or its affiliates may provide the Company with wholesaling services that assist in the distribution of the Contracts and may pay the Company and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the investment adviser (or its affiliate) with increased access to persons involved in the distribution of the Contracts.

Transfers Between Divisions    Subject to the short term and excessive trading limitations described below and any frequent trading policies adopted by the Funds that are described in their prospectuses, you may change the allocation of Purchase Payments among the Divisions and transfer

Account C (Network Edition) Prospectus

values from one Division to another both before and after Annuity Payments begin. In order to take full advantage of these features you should carefully consider, on a continuing basis, which investment options are best suited to your long-term investment needs. See “Owner Inquiries” for more information on how you may change the allocation of Accumulation or Annuity Units among the Divisions.

We will make the transfer based upon the next valuation of Accumulation or Annuity Units in the affected Divisions after our receipt of your request for transfer at our Home Office, provided it is in good order. If we receive your request for transfer before the close of trading on the NYSE (typically, 4:00 p.m. Eastern Time), your request will receive same-day pricing. If we receive your request for transfer on or after the close of trading on the NYSE, we will process the order using the value of the units in the Divisions determined at the close of the next regular trading session of the NYSE. We will adjust the number of such units to be credited to reflect the respective value of the units in each of the Divisions. The minimum amount of Accumulation Units which may be transferred is the lesser of $100 or the entire value of the Accumulation Units in the Division from which the transfer is being made. There is no minimum transfer amount for Annuity Units.

Short Term and Excessive Trading    Short term and excessive trading (sometimes referred to as “market timing”) may present risks to a Portfolio’s long-term investors, such as Owners and other persons who may have material rights under the Contract (e.g., beneficiaries), because it can, among other things, disrupt Portfolio investment strategies, increase Portfolio transaction and administrative costs, require higher than normal levels of cash reserves to fund unusually large or unexpected redemptions, and adversely affect investment performance. These risks may be greater for Portfolios that invest in securities that may be more vulnerable to arbitrage trading including foreign securities and thinly traded securities, such as small cap stocks and non-investment grade bonds. These types of trading activities also may dilute the value of long-term investors’ interests in a Portfolio if it calculates its net asset value using closing prices that are no longer accurate. Accordingly, we discourage market timing activities.

To deter short term and excessive trading, we have adopted and implemented policies and procedures which are designed to control abusive trading practices. We seek to apply these policies and procedures uniformly to all Contract Owners. Any exceptions must be either expressly permitted by our policies and procedures or subject to an approval process described in them. We may also be prevented from uniformly applying these policies and procedures under applicable state or federal law or regulation. Because exceptions are permitted, it is possible that investors may be treated differently and, as a result, some may be allowed to engage in trading activity that might be viewed as market timing.

Among the steps we have taken to reduce the frequency and effect of these practices are monitoring trading activity and imposing trading restrictions including the prohibition of more than twelve transfers among Divisions under a single Contract during a Contract year. Multiple transfers with the same effective date made by the same Owner will be counted as a single transfer for purposes of applying the twelve transfer limitation. Further, an investor who is identified as having made a transfer in and out of the same Division, excluding the Money Market Division, (“round trip transfer”) in an amount in excess of $10,000 within fourteen calendar days will be restricted from making additional transfers after the third such round trip transfer until the next Contract anniversary date, and will be sent a letter informing him of the restriction. Thereafter, the same investor will be similarly restricted after the second such round trip transfer. An investor who is identified as having made one or more round trip transfers within thirty calendar days aggregating more than one percent (1%) of the total assets of the Portfolio underlying a Division, excluding the Money Market Division and the Divisions corresponding to the Portfolios of the Russell Investment Funds LifePoints® Variable Target Portfolio Series, will be sent a warning letter after the first such round trip transfer and will be restricted from making additional transfers until the next Contract anniversary date after the second such round trip transfer. Thereafter, the same investor will be similarly restricted after the first such round trip transfer. These limitations do not apply to automatic asset transfers, scheduled or systematic transactions involving portfolio rebalancing, dollar cost averaging, interest sweeps, or to initial allocations or changes in future allocations. Once a Contract is restricted, we will allow one additional transfer into the Money Market Division until the next Contract anniversary. Additionally, in accordance with our procedures, we may modify some of these limitations to allow for transfers that would not count against the total transfer limit but only as necessary to alleviate any potential hardships to Owners (e.g., in situations involving a substitution of an underlying fund).

We may change these policies and procedures from time to time in our sole discretion without notice; provided, however, Contract Owners will be given advance, written notice if the policies and procedures are revised to accommodate market timing. Additionally, the Funds may have their own policies and procedures described in their prospectuses that are designed to limit or restrict frequent trading. Such policies may be different from our policies and procedures, and may be more or less restrictive. As the Funds may accept purchase payments from other investors, including other insurance company separate accounts on behalf of their variable product customers and retirement plans, we cannot guarantee that Funds will not be harmed by any abusive market timing activity relating to the retirement plans and/or other insurance companies that may invest in the Funds. Such policies and procedures may provide for the imposition of a redemption fee and, upon request from the Fund, require us to provide transaction information to the Fund (including an Owner’s tax identification number) and to restrict or prohibit transfers and other transactions that involve the purchase of shares of a Portfolio(s). In the event a Fund instructs us to restrict or prohibit transfers or other transactions involving shares of a Portfolio, you may not be able to make additional purchases in

Account C (Network Edition) Prospectus

an investment option until the restriction or prohibition ends. If you submit a request that includes a purchase or transfer into such a restricted investment option, we will consider the request “not in good order” and it will not be processed. You may, however, submit a new transfer request.

If we believe your trading activity is in violation of, or inconsistent with, our policies and procedures or otherwise is potentially disruptive to the interests of other investors, you may be asked to stop such activities and future investments, and allocations or transfers by you may be rejected without prior notice. Because we retain discretion to determine what action is appropriate in a given situation, investors may be treated differently and some may be allowed to engage in activities that might be viewed as market timing.

We intend to monitor events and the effectiveness of our policies and procedures in order to identify whether instances of potentially abusive trading practices are occurring. However, we may not be able to identify all instances of abusive trading practices, nor completely eliminate the possibility of such activities, and there may be technological limitations on our ability to impose restrictions on the trading practices of Contract Owners. We may be unable to monitor trading activity by individual participants in omnibus accounts established under group annuity contracts.

The Contract

Generally    The Contract is intended for retirement and long-term savings. The Contract provides for a death benefit during the years when funds are being accumulated and for a variety of income options following retirement. During the years when funds are being paid into your Contract, known as the accumulation phase, the earnings accumulate on a tax-deferred basis. The earnings are taxed as income if you make a withdrawal. The income phase begins when you start receiving Annuity Payments under your Contract. Monthly Annuity Payments begin on the date you select. The amount you accumulate under your Contract, including the results of investment performance, will determine the amount of your monthly Annuity Payments . If, however, the Contract is owned by a non-natural person (e.g., a corporation or a trust), the tax deferral on earnings may be lost. While there are exceptions for certain employee benefit plans, any income on the Contract will generally be treated as ordinary income subject to annual taxation.

Certain provisions of the Contract may be different than the general description in this prospectus, and certain riders, options, or funds may not be available because of legal restrictions in your state. You should consult your Contract, as any such state variations will be included in your Contract or in riders or endorsements attached to your Contract.

Eligible Purchasers    Pursuant to a determination of eligibility by an officer of Northwestern Mutual Investment Services, LLC (“NMIS”), principal underwriter and distributor of the Contract, or by his or her designee, Contracts may be sold to current or retired registered representatives of NMIS, immediate family members of such registered representatives, a family trust in the name of such a registered representative, or individuals directly employed by current representatives (“Eligible Persons”). For this purpose, “immediate family” means (a) current spouses (or spousal equivalents if recognized under local law), or (b) parents and children (under age 21), including parents and children in adoptive and current step relationships. After a Contract is purchased, additional investments can be made for the life of the Contract regardless of the eligibility status of the purchaser.

Free Look    If you return the Contract within ten days after you receive it (or whatever period is required under applicable state law), we will send your money back. There is no charge for our expenses but the amount you receive may be more or less than what you paid, based on actual investment experience following the date we received your purchase payment. In the event that applicable state law requires us to return the full amount of your purchase payment, we will do so.

Contract Values    The value of your Contract on any Valuation Date is the sum of the following: (i) the value of your amounts held in the Divisions of the Separate Account on that Valuation Date; less (ii) any withdrawals since that Valuation Date and any applicable charges under the Contract deducted since that Valuation Date. We use the “net investment factor” as a way to calculate the investment performance of a Division from valuation period to valuation period. For each Division, the net investment factor shows the investment performance of the underlying mutual fund Portfolio in which a particular Division invests, including the charges assessed against that Division for a given valuation period. The Portfolios will distribute investment income and realized capital gains to the Divisions, which we will reinvest in additional shares of those same Portfolios. Unrealized capital gains and realized and unrealized capital losses will be reflected by changes in the value of the shares held by the Division. We may surrender your Contract for its Contract Value, in accordance with applicable state law, if, before the Maturity Date no Purchase Payments have been received under the Contract for a period of two full years and both the Contract Value and the total Purchase Payments paid (less amounts withdrawn) are each less than $2,000.

Purchase Payments Under the Contract

Frequency and Amount    A Purchase Payment is the money you give us to apply to your Contract. You may make Purchase Payments monthly, quarterly, semiannually, annually, or on any other frequency acceptable to us. The minimum initial Purchase Payment is $10,000. The minimum amount for each subsequent Purchase Payment is $25, although we may accept lower amounts in certain circumstances. We will accept larger Purchase Payments than

Account C (Network Edition) Prospectus

the minimums, but total Purchase Payments under any Contract may not exceed $5,000,000 without our consent.

In certain situations, we may, in our discretion, reduce or waive our minimum purchase payment requirements. For example, we may reduce the minimum initial purchase amount from $10,000 to no less than $5,000 provided you elect on your application to make additional subsequent Purchase Payments such that the total Purchase Payments you make on or before the first anniversary date of your Contract equal or exceed $10,000. Also, when initial Purchase Payments representing proceeds from annuity exchanges are determined to satisfy the Contract minimum based on values at the time you sign your application, but the amount subsequently received by us is less than the required minimum due to market value fluctuations and sales or administrative fees charged in connection with the exchange, we may reduce the required minimum by the sum of any such depreciation and fees.

Application of Purchase Payments    We credit Net Purchase Payments to the variable options as you direct, and invest those assets in shares of those Portfolios that correspond to the applicable Divisions; the term “Accumulation Units” describes the value of this interest in the Separate Account.

Initial Net Purchase Payments allocated to a Division will be priced at the Accumulation Unit Value determined no later than two Valuation Dates after we receive at our Home Office or a lockbox facility we have designated both your initial Purchase Payment and your application in good order. “Good order” means that the application is complete and accurate and all applicable requirements are satisfied. If your application is not in good order, we may take up to five Valuation Dates to resolve the problem. If we are unable to resolve the problem within that time, we will notify you in writing of the reasons for the delay. If you revoke the consent given with your application to hold your initial Purchase Payment pending resolution of the problem, we will return your payment. Otherwise, the number of Accumulation Units you receive for your initial Net Purchase Payment will be determined based upon the valuation of the assets of that Division we make not later than two Valuation Dates following the date on which the problem is resolved and your application is put into good order. Although we do not anticipate delays in our receipt and processing of applications or Purchase Payment requests, we may experience such delays to the extent applications and Purchase Payments are not forwarded to our Home Office in a timely manner. Such delays could result in delays in the issuance of Contracts and the allocation of Purchase Payments under existing Contracts.

Subsequent Net Purchase Payments will be priced based on the next determined Accumulation Unit Value after the payment is received in good order either at the Home Office or a lockbox facility we have designated.

We deem receipt of a Purchase Payment to occur on a given Valuation Date if receipt occurs before the close of trading on the NYSE (typically, 4:00 p.m. Eastern Time). If receipt occurs on or after the close of trading on the NYSE, we deem receipt to occur on the following Valuation Date. You may send Purchase Payments to our Home Office or to a payment center designated by us. All payments must be made in U.S. Dollars payable through a U.S. financial institution. We accept Purchase Payments by check or electronic funds transfer (“EFT”). We do not accept third-party checks at the Home Office as part of the initial Purchase Payment. We generally will not accept cash, money orders, traveler’s checks, or “starter” checks; however, in limited circumstances, we may accept some cash equivalents in accord with our anti-money laundering procedures. If you make a Purchase Payment with a check or bank draft and, for whatever reason, it is later returned unpaid or uncollected, or if a Purchase Payment by EFT is reversed, we reserve the right to reverse the transaction. We also reserve the right to recover any resulting losses incurred by us by withdrawing a sufficient amount of Contract Value. We may reject any application or Purchase Payment for any reason permitted by law. We may also be required to provide additional information about you and your account to government regulators.

The value of an Accumulation Unit in each division varies with the investment experience of the division (which in turn is determined by the investment experience of the corresponding Portfolio). We determine the value by multiplying the value on the immediately preceding valuation date by the net investment factor for the division. The net investment factor takes into account the investment experience of the Portfolio, the deduction for mortality and expense risks we have assumed and a deduction for any applicable taxes or for any expenses resulting from a substitution of securities. Since you bear the investment risk, there is no guarantee as to the aggregate value of your Accumulation Units. That value may be less than, equal to, or more than the cumulative net purchase payments you have made.

Maturity Date    Under Contracts currently offered, Purchase Payments may be made until the Maturity Date stated on the Contract’s specifications page, or until Annuity Payments begin, whichever is earlier. Distributions may be required before the Maturity Date. (See “Taxation of Contract Benefits.”)

Access to Your Money

Withdrawals    Contract Owners may withdraw some or all of the Accumulation Unit Value at any time before the Maturity Date. We may require that a Contract Value of at least $2,000 remain after a partial withdrawal. You may instruct us how to allocate your partial withdrawal request among your investments in the Divisions. If no direction is received, your withdrawal will be deducted proportionately from each of your investments.

Account C (Network Edition) Prospectus

Withdrawals may also be made after the Maturity Date. If Annuity Payments are being made under Variable Income Plan 1, the payee may surrender the Contract and receive the value of the Annuity Units credited to his or her Contract. If Annuity Payments are being made under Variable Income Plan 2 and the payee dies during the certain period (or if both payees die during the certain period of Variable Income Plan 3), the beneficiary may surrender the Contract and receive the withdrawal value of the unpaid payments for the certain period. The withdrawal value is based on the Annuity Unit value on the withdrawal date, with the unpaid payments discounted at the Assumed Investment Rate. (See “Description of Variable Income Plans.”)

We may accept a withdrawal request (including an exchange) in writing, subject to our administrative procedures, which may include the proper completion of certain forms, the provision of appropriate identifying information, and other administrative requirements. We will process your request at the accumulation value next determined only after our receipt of your request in good order, which includes satisfaction of all our administrative requirements. Subject to our administrative procedures and our approval, you may request that a withdrawal be processed (or that a payment plan start) on a future date you specify. Otherwise, we will pay the amount of any withdrawal from the Separate Account within seven days (or whatever period that may be required under applicable state law) after we receive the request in good order unless the suspension of payments or transfers provision is in effect. You may revoke a request for withdrawal on a specified future date anytime prior to such future date. Subject to our rules, requirements, and availability, your Financial Representative may provide us with instructions on your behalf involving the frequency, amount, and destination of partial and complete withdrawals made under your Contract.

If mandated under applicable law, we may be required to block an Owner’s account and thereby refuse to pay any requests for transfer, partial withdrawal, surrender or death benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about an Owner and an Owner’s account to government regulators.

Benefits Provided Under the Contracts

Subject to the restrictions noted below, we will pay the death benefits of a Contract in a lump sum or under the payment plans described below. We reserve the right to defer determination of the withdrawal value of the Contracts, or the payment of benefits under a Variable Income Plan, until after the end of any period during which the right to redeem shares of a Portfolio is suspended, or payment of the redemption value is postponed pursuant to the provisions of the 1940 Act because of one or more of the following: (a) the NYSE is closed, except for routine closings on holidays or weekends; (b) the SEC has determined that trading on the NYSE is restricted; (c) the SEC permits suspension or postponement and so orders; (d) an emergency exists, as defined by the SEC, so that valuation of the assets of the Funds or disposal of securities they hold is not reasonably practical; or (e) such suspension or postponement is otherwise permitted by the 1940 Act. If, under SEC rules, the Money Market Portfolio suspends payments of redemption proceeds in connection with a liquidation of the Portfolio, we will delay payment of any transfer, partial surrender, surrender, death benefit from the Money Market Division until the Portfolio is liquidated.

Death Benefit

How Much is the Death Benefit?    The amount of the Death Benefit depends in part on when the Annuitant dies. (Remember that the Annuitant is the person upon whose life the Contract is issued.)

•	If an Annuitant dies on or after his or her 75th birthday, the Death Benefit will equal the Contract Value (determined as described below).

•

If an Annuitant dies after the Contract’s Maturity Date (which is stated on the specifications page of the Contract), or any time after Annuity Payments begin, no Death Benefit is payable. Payment Plans have their own payout benefit rules at death. (See “Payment Plans”.)

•	If an Annuitant dies before the Contract’s Maturity Date—and before his or her 75th birthday—the Death Benefit will equal the greater of the following:

¡	the Contract Value (determined as described immediately below); or

¡	the amount of Purchase Payments we received, less an adjustment for every withdrawal. (For each withdrawal, we reduce the minimum death benefit by the percentage of the Contract Value withdrawn.)

When is the Death Benefit Determined?    In determining the amount of the Death Benefit, the Contract Value is determined as of the later of the two following dates: (i) the date we receive proof of the Annuitant’s death at our Home Office; or (ii) the date we receive at the Home Office a method of payment elected by the Beneficiary. If we receive proof of death (or the method of payment election) before the close of trading for the NYSE (typically, 4:00 p.m. Eastern Time), we will determine the Contract Value based on the value of the units in the Divisions determined at the close of that day’s trading session. If, however, we receive proof of death (or method of payment election) on or after the close of NYSE trading, we will determine the Contract Value based on the value of the units in the Divisions determined at the close of the next NYSE trading session.

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Guaranteed Minimum Death Benefit Examples     Set forth below are two numerical examples illustrating the effect of a withdrawal from the contract upon the minimum death benefit. The first example shows a hypothetical increase in Contract Value and a hypothetical withdrawal amount; the second shows a hypothetical decrease in Contract Value and a different hypothetical withdrawal amount (this method of calculating reductions has a greater effect on withdrawals when the death benefit exceeds the Contract Value):

	When Contract Value Exceeds Total Purchase Payments	When Contract Value is Less Than Total Purchase Payments
Total Purchase Payments	$50,000	$50,000
Guaranteed Minimum Death Benefit immediately before withdrawal	$50,000	$50,000
Contract Value at the time of withdrawal	$100,000	$40,000
Withdrawal Amount	$25,000	$10,000
Proportionate Adjustment for Withdrawal	($25,000/$100,000) x $50,000 = $12,500	($10,000/$40,000) x $50,000 = $12,500
Percentage Reduction in Death Benefit	25%	25%
Guaranteed Minimum Death Benefit immediately after the withdrawal	$50,000–$12,500 = $37,500	$50,000–$12,500 = $37,500

An enhanced death benefit (“EDB”) is available at extra cost. The EDB allows an Owner to “lock in” increases in Contract Value as measured on each Contract anniversary date prior to the Primary Annuitant’s 80th birthday, increased by the dollar amount of subsequent Purchase Payments and proportionally reduced for subsequent withdrawals, in determining the death benefit payable. The EDB also guarantees that the death benefit payable under the Contract will never be less than Purchase Payments made under the Contract (adjusted for any withdrawals). The EDB on any Valuation Date equals the greatest of (i) the Contract value on that date, (ii) the amount of Purchase Payments made under the Contract (adjusted for any withdrawals), or (iii) the highest Contract value on any Contract anniversary date prior to the Primary Annuitant’s 80th birthday, increased by any Purchase Payments we received since that Contract anniversary and decreased by the percentage of Contract value withdrawn since that Contract anniversary. We deduct the extra cost for the EDB from the Contract Value on each Contract anniversary while the EDB is in effect. (See “Enhanced Death Benefit Charge.”) The EDB is available through issue age 65 (i.e., the application must be approved no later than six months following the Primary Annuitant’s 65th birthday) and must be elected when the Contract is issued. The EDB will remain in effect until the Maturity Date or the death of the Primary Annuitant or if you ask us to remove it from your Contract. You cannot add it to your Contract again after it has been removed.

Enhanced Death Benefit Examples    Set forth below is a numerical example demonstrating the calculation of the enhanced death benefit (assuming an initial purchase payment of $100,000 with no subsequent purchase payments and no withdrawals):

Contract Anniversary	Contract Value	Enhanced Death Benefit
First	$120,000	$120,000
Second	$130,000	$130,000
Third	$110,000	$130,000

Set forth below is an example showing the calculation of both the death benefit and the enhanced death benefit for a contract with a subsequent purchase payment and a withdrawal (for illustrative purposes, the contract values are hypothetical and no annual fees are taken into account):

Date-Activity	Contract Value	Death Benefit	Enhanced Death Benefit
1/1/2007–$100,000 Initial Purchase Payment	$100,000 (immediately after Purchase Payment)	$100,000	$100,000
1/1/2008–$50,000 Purchase Payment	$120,000 (immediately before Purchase Payment)	$150,000 (i.e., the sum of the two Purchase Payments)	$170,000 (i.e., the highest anniversary account value plus the $50,000 Purchase Payment)
6/1/2008–$20,000 withdrawal	$125,000 (immediately before the withdrawal)	(1–$20,000/$125,000) x $150,000 = $126,000 (immediately after the withdrawal)	(1–$20,000/$125,000) x $170,000 = $142,800 (immediately after the withdrawal)

How is the Death Benefit Distributed?    If the Owner is the Annuitant and dies before the Contract’s Maturity Date, the Beneficiary automatically becomes the new Owner and Annuitant, and the Contract continues in force. (If there is more than one Beneficiary for a given Contract, each Beneficiary must make his or her own method of payment election.) If the Contract continues in force, we will set the Contract Value at an amount equal to the Death Benefit. If this results in an addition to the Contract Value, we will place the additional amount in the Money Market Division and the Beneficiary (now, the new Owner) may transfer it to the Divisions chosen by such Beneficiary/Owner. Pursuant to the terms of the Contract, the Contract Value will remain invested in the same investment options as those at the time of the Annuitant’s death until such time as the Beneficiary elects to transfer to different investment options or to make a withdrawal.

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If the Owner is not the Annuitant and the Annuitant dies before the Maturity Date, the contingent Annuitant automatically becomes the new Annuitant and the Contract continues in force. If no contingent Annuitant is named within 60 days (or whatever period that may be required under applicable state law) after we receive proof of death of the Annuitant, the Death Benefit becomes payable to the Owner.

If an Owner is the Annuitant and, during his or her life, elected a Payment Plan (see “Payment Plans”) for a Beneficiary, Annuity Payments begin to such Beneficiary upon the death of the Owner, as described above. If the Owner did not elect a Payment Plan for a Beneficiary, the Beneficiary may:

•	elect to continue the Contract (as described above),

•	receive the Death Benefit under a Payment Plan, or

•	receive the Death Benefit as a cash settlement.

In any event, the Beneficiary must take distributions from the Contract pursuant to the applicable minimum distribution requirements. (See “Minimum Distribution Requirements.”)

Your Beneficiary may receive the Death Benefit as a cash settlement either by electing to receive a lump sum check or by electing the Northwestern Access Fund (an interest-bearing account), if the cash settlement amount meets our criteria. If no affirmative election is made, the Beneficiary will receive the Death Benefit as a lump sum. If a Northwestern Access Fund account is elected, payment of the full Death Benefit is accomplished by the opening of the Northwestern Access Fund account in the name of the beneficiary. Account information, along with a book of drafts (which function much like checks from a checking account at a bank), will be sent to the Beneficiary, and the Beneficiary will have access to funds in the account simply by writing a draft for all or part of the amount of the Death Benefit (or other available balance), and depositing or using the draft as desired. When the draft is paid through the bank that administers the account for us, the bank will receive the amount the Beneficiary requests as a transfer from our General Account. Any interest paid within a Northwestern Access Fund may be taxable, so please consult your tax advisor. The Northwestern Access Fund is part of our General Account. It is not a bank account, and it is not insured by the FDIC or any other government agency. As part of our General Account, the Northwestern Access Fund is backed by the financial strength of Northwestern Mutual, although it is subject to the claims of our creditors. In addition, funds held in the Northwestern Access Fund are guaranteed by State Insurance Guarantee Associations. We may make a profit on all amounts held in the Northwestern Access Fund.

Payment Plans (or “Income Plans”)

Generally    If you decide to begin receiving Annuity Payments from your Contract, you may choose one of three Annuity Payment plans (referred to as “Income Plans”):

(1)	monthly payments for a specified period;

(2)	monthly payments for your life (assuming you are the Annuitant), and you may choose to have payments continue to your Beneficiary for the balance of ten or twenty years if you die sooner; or

(3)	monthly payments for your life and for the life of another person (usually your spouse) selected by you.

These Income Plans are available to you on a variable or fixed basis, or a combination thereof, depending on applicable state law. While no charges are assessed on fixed income plans, we will continue to assess mortality rate and expense risk charges on variable income plans. You will also continue to incur the fees and expenses of the underlying Portfolios in which you direct the assets supporting your Payment Plan be invested. The Fixed Income Plans are not described in this prospectus. If you select a Fixed Income Plan, we will cancel any Accumulation Units credited to your Contract, transfer the withdrawal value of the Contract to our General Account, and you will no longer have any interest in the Separate Account.

A Variable Income Plan means that the amount representing the actuarial liability under the Variable Income Plan will continue to be invested in one or more of the investment choices you select. Your monthly Annuity Payments will vary up or down to reflect continuing investment performance. Under a Variable Income Plan, you bear the entire investment risk, since we make no guarantees of investment return. Accordingly, there is no guarantee of the amount of the variable payments, and you must expect the amount of such payments to change from month to month. A Fixed Income Plan, on the other hand, guarantees the amount you will receive each month. For a discussion of tax considerations and limitations regarding the election of Income Plans, see “Federal Income Taxes.”

On the Maturity Date, if you have not elected a permissible Income Plan (i.e., one offered by the Company for your Contract), we will change the Maturity Date to the Contract anniversary nearest the Annuitant’s 98th birthday (if the Maturity Date is not already such date) and, upon that Maturity Date, we will pay the Contract Value in monthly payments for life under a Variable Income Plan with payments certain for ten years, using your investment choices then in effect.

Description of Variable Income Plans    The following Variable Income Plans are available:

1. Period Certain (sometimes referred to as Installment Income for a Specified Period.)    An annuity payable monthly for a specified period of 10 to 30 years during the first five Contract years and over a specified period of 5 to 30 years beginning with the sixth Contract year.

2. Single Life Income with or without Period Certain (sometimes referred to as Single Life Income with or without Certain Period.)    An annuity payable monthly until the payee’s death, or until the expiration of a selected certain period, whichever is later. You may select a certain period of either 10 or 20 years, or you may choose a plan with no certain period. After the payee’s death, we will make any remaining guaranteed payments to the designated beneficiary.

3. Joint and Survivor Life Income with Period Certain (sometimes referred to as Joint and Survivor Life Income with

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Certain Period.)    An annuity payable monthly for a certain period of 10 years and thereafter to two persons for their joint lives. On the death of either payee, payments continue for the remainder of the 10 years certain or the remaining lifetime of the survivor, whichever is longer.

We may, subject to applicable state law, limit the election of a Variable Income Plan to one that results in an initial payment of at least $20. A Variable Income Plan will continue even if payments fall to less than $20 after the plan begins. From time to time we may establish Variable Income Plan rates with greater actuarial value than those stated in the Contract and make them available at the time of settlement. We may also make available other plans, with provisions and rates we publish for those plans.

After the effective date of a payment plan which does not involve a life contingency (i.e., Plan 1), a payee may transfer to either form of life annuity (i.e., Plans 2 or 3) at no charge. We will apply the value of the remaining payments to the new plan selected. We will determine the amount of the first annuity payment under the new plan on the basis of the particular plan selected, the annuity payment rate, and the Annuitant’s adjusted age and sex. Subsequent payments will vary to reflect changes in the value of the Annuity Units credited. We may permit other transfers between payment plans, subject to such limitations we may reasonably determine. Generally, however, we permit neither withdrawals from a payment plan involving a life contingency nor transfer to a payment plan that does not involve the same life contingency. Income plans for Beneficiaries may differ from those offered to Owners. At the written request of the Owner, we may impose restrictions on payments to beneficiaries.

Amount of Annuity Payments    We will determine the amount of the first Annuity Payment on the basis of the particular Variable Income Plan you select, the Annuity Payment rate (i.e., the stream of projected annuity payments based on an actuarial projection of the length of time annuity payments will continue as well as other factors including the assumed investment rate) and, for plans involving life contingencies, the Annuitant’s adjusted age and sex. (A contract with Annuity Payment rates that are not based on sex is also available.) We will calculate the amount of the first Annuity Payment on a basis that takes into account the length of time over which we expect Annuity Payments to continue. The first payment will be lower for an Annuitant who is younger when payments begin, and higher for an Annuitant who is older, if the Variable Income Plan involves life contingencies. The first payment will be lower if the Variable Income Plan includes a longer certain period. Variable Annuity Payments after the first will vary from month to month to reflect the fluctuating value of the Annuity Units credited to your Contract. Annuity Units represent the actuarial value of a Variable Income Plan’s interest in a Division of the Separate Account after Annuity Payments begin.

Assumed Investment Rate    The variable annuity rate tables for the Contracts are based upon an Assumed Investment Rate of 3 1/2%. Variable Annuity rate tables based upon an Assumed Investment Rate of 5% are also available where permitted by state law. The Assumed Investment Rate affects both the amount of the first variable payment and the amount by which subsequent payments increase or decrease. The Assumed Investment Rate does not affect the actuarial value of the future payments as of the date when payments begin, though it does affect the actual amount which may be received by an individual Annuitant.

Over a period of time, if each Division achieved a net investment result exactly equal to the Assumed Investment Rate applicable to a particular Variable Income Plan, the amount of Annuity Payments would be level. However, if the Division achieved a net investment result greater than the Assumed Investment Rate, the amount of Annuity Payments would increase. Similarly, if the Division achieved a net investment result smaller than the Assumed Investment Rate, the amount of Annuity Payments would decrease. A higher Assumed Investment Rate will result in a larger initial payment but more slowly rising and more rapidly falling subsequent payments than a lower Assumed Investment Rate.

Deductions

We will make the following deductions:

Mortality Rate and Expense Risk Charges

Nature and Amount of the Charges    When we determine the value of Accumulation and Annuity Units, we deduct a charge for mortality rate and expense risks we have assumed. We assume, for example, the risk that Annuity Payments will continue for longer periods than anticipated because the Annuitants as a group live longer than expected. We also assume the risk that the charges we make may be insufficient to cover the actual costs we incur in connection with the Contracts, including other costs such as those related to marketing and distribution. We assume these risks for the duration of the Contract. In case these costs exceed the amount of the charges we collect, the costs will be paid out of our general assets. If the amount of the charge is more than sufficient to cover the mortality and expense risk, any excess may be used for any Company purpose.

The deduction from Accumulation Units and Annuity Units is at a current annual rate of 0.35% of the assets of the Separate Account. Our Board of Trustees may increase or decrease the deduction, but in no event may the deduction exceed an annual rate of 0.75%.

Other Expense Risks    The value of your Contract may reflect a deduction of any reasonable expenses which may result if there were a substitution of other securities for shares of the Portfolios as described under “The Separate Account” and any applicable taxes, (i.e., any tax liability) we have paid or reserved for resulting from the maintenance or operation of

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a Division of the Separate Account, other than applicable premium taxes which we may deduct directly from considerations. We do not presently anticipate that we will make any deduction for federal income taxes (see “Taxation of Northwestern Mutual”), nor do we anticipate that maintenance or operation of the Separate Account will give rise to any deduction for state or local taxes. However, we reserve the right to charge the appropriate Contracts with their shares of any tax liability which may result under present or future tax laws from the maintenance or operation of the Separate Account or to deduct any such tax liability in the computation of the value of such Contracts. Our right to make deductions for expenses resulting from a substitution of securities may be restricted by the 1940 Act.

Contract Fee    On each Contract anniversary prior to the Maturity Date, we make a deduction of $30 for administrative expenses relating to a Contract during the prior year. We make the charge by reducing the number of Accumulation Units credited to the Contract. We cannot increase this charge. The charge is intended only to reimburse us for our actual administrative expenses. We currently are waiving this charge.

Enhanced Death Benefit Charge    On each Contract anniversary on which the enhanced death benefit is in effect, we deduct from the Contract Value a charge based on the amount of the enhanced death benefit on the Contract Anniversary and the age of the Annuitant when the Contract was issued. The charge is 0.10% of the amount of the enhanced death benefit for issue age 45 or less, 0.20% for issue age 46-55, and 0.40% for issue age 56-65. This charge is for the risks we assume in guaranteeing the enhanced death benefit. We deduct the charge from the Divisions of the Separate Account in proportion to the amounts you have invested.

Premium Taxes    The Contract provides for the deduction of applicable premium taxes, if any, from Purchase Payments or from Contract benefits. Various jurisdictions levy premium taxes. Premium taxes presently range from 0% to 3.5% of total Purchase Payments. Many jurisdictions presently exempt from premium taxes annuities such as the Contract. As a matter of current practice, we do not deduct premium taxes from Purchase Payments received under the Contract or from Contract benefits. However, we reserve the right to deduct premium taxes in the future.

Portfolio Expenses and Charges    The expenses borne by the Portfolios in which the assets of the Separate Account are invested are described in the attached mutual fund prospectuses.

Expedited Delivery Charge    When, at your request, we incur the expense of providing expedited delivery of your redemption request (e.g., a complete or partial withdrawal) we assess the following charges: $15 for express mail delivery (plus $2 for “signature required” service) and $15 for a wire transfer.

Federal Income Taxes

Taxation of Contract Benefits

We offer the Contract for use in non tax-qualified situations (i.e., contributions are taxable). There are no limitations on who can purchase a non-tax qualified annuity or the amount that can be contributed to the Contract. Contributions to non-tax qualified Contracts are not deductible.

For Contracts held by individuals, no tax is payable as a result of any increase in the value of a Contract. Contract benefits will be taxable as ordinary income when received in accordance with Section 72 of the Internal Revenue Code (“Code”). If the Owner of a non-tax qualified Contract elects to receive the entire value of the Contract as Annuity Payments under a Variable Income Plan or Fixed Income Plan, or a portion of the Contract as Annuity Payments under either Income Plan for a period of at least the Owner’s life expectancy or ten years, benefits received will be taxable as ordinary income to the extent they exceed that portion of each payment which represents the ratio of the Owner’s “investment in the contract” to the Owner’s “expected return” as defined in Section 72 (the “exclusion ratio”), until the entire “investment in the contract” is recovered. Benefits received in a lump sum or as partial annuity payments that do not qualify for exclusion ratio taxation will be taxable as ordinary income to the extent they exceed the “investment in the contract.” A partial withdrawal or collateral assignment prior to the Maturity Date will result in the receipt of gross income by the Owner to the extent that the amounts withdrawn or assigned do not exceed the excess (if any) of the total value of Accumulation Units over total purchase payments paid under the Contract less any amounts previously withdrawn or assigned. Thus, any investment gains reflected in the Contract Values are considered to be withdrawn first and are taxable as ordinary income. Investment gains will be determined by aggregating all non-tax qualified deferred Contracts we issue to the Owner during the same calendar year.

A penalty tax of 10% of the amount of the payment which is includible in income will be imposed, by federal tax law, on non-exempt withdrawals of Contract benefits. Payments which are exempt from the penalty tax include payments upon disability, after age 59 1/2 and for certain substantially equal periodic payments.

For taxable years beginning in 2013, part or all of the taxable benefits from and sales of non-tax qualified Contracts may be subject to an additional 3.8% Medicare tax. The tax will be assessed on the Owner’s net investment income for the year to the extent that the Owner’s adjusted gross income (with slight modifications) exceeds $250,000 (married filing jointly or surviving spouse), $125,000 (married filing separately) or $200,000 (other filers) (not indexed). The term “net investment income” is defined to include payments from non-tax qualified annuities and dispositions of property.

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One or more non-tax qualified Contracts can be wholly or partially exchanged for one or more other annuity contracts under Section 1035 of the Code without recognition of gain or loss. However, withdrawals taken within 12 months after a partial exchange may cause the partial exchange to be taxed as a withdrawal. Certain nonqualified Contracts not held by individuals, such as Contracts purchased by corporate employers in connection with deferred compensation plans, will not be taxed as annuity Contracts and increases in the value of the Contracts will be taxable in the year earned.

The Owner of a non-tax qualified Contract is not required to take required minimum distributions during the Owner’s lifetime. However, the Contract death proceeds must be distributed to any non-spouse beneficiary either within five years of the Owner’s death or as substantially periodic payments over the beneficiary’s life or life expectancy commencing within one year of the Owner’s death. The surviving spouse, as defined under federal tax law, is not subject to any distribution requirements.

Taxation of Northwestern Mutual

We may charge the appropriate Contracts with their shares of any tax liability which may result from the maintenance or operation of the Divisions of the Separate Account. We are currently making no charge. (See “Deductions.”)

Other Considerations

You should understand that the tax rules for annuities are complex and cannot be readily summarized. The foregoing discussion does not address special rules applicable in many situations, rules governing Contracts issued or purchase payments made in past years, current legislative proposals, or state or other law. This tax discussion is intended for the promotion of Northwestern Mutual Life products. It does not constitute legal or tax advice, and is not intended to be used and cannot be used to avoid any penalties that may be imposed on a taxpayer. Taxpayers should seek advice based on their particular circumstances from an independent tax advisor. Before you purchase a Contract, we advise you to consult qualified tax counsel.

Contract Owner Services

Automatic Dollar-Cost Averaging    The Dollar-Cost Averaging Plan is an investment strategy designed to reduce the investment risks associated with market fluctuations. The strategy spreads the allocation of money (expressed in whole percentages and in amounts of at least $100) into the Divisions over a period of time by systematically and automatically transferring, on a monthly, quarterly, semi-annual, or annual basis, specified dollar amounts from the Money Market Division into the other Division(s). This allows you to potentially reduce the risk of investing most of your Purchase Payments into the Divisions at a time when prices are high. Transfers will end either when the amount in the Money Market Division is depleted or when you notify us to stop such transfers, whichever is earlier. There is no charge for the Dollar-Cost Averaging Plan. We reserve the right to modify or terminate the Dollar-Cost Averaging Plan at any time.

Dollar cost averaging does not assure a profit or protect against loss in a declining market. Carefully consider your willingness to continue payments during periods of low prices.

Electronic Funds Transfer (EFT)    Another convenient way to invest using the dollar-cost averaging approach is through our EFT Plan. These automatic withdrawals allow you to add Purchase Payments to the Division(s) within your Contract on a regular monthly basis through payments drawn directly on your checking account. There is no charge for the EFT service.

A program of regular investing cannot assure a profit or protect against loss in a declining market.

Systematic Withdrawal Plan    You can arrange to have regular amounts of money sent to you while your Contract is still in the accumulation phase. Our Systematic Withdrawal Plan allows you to automatically redeem Accumulation Units to generate monthly payments. The withdrawals may be taken either proportionately from each Portfolio or from specific Portfolios you designate. Systematic withdrawals continue until at least one of the following occurs: (1) the amount in any of the selected Portfolios is depleted; (2) less than 100 Accumulation Units remain in the Contract; (3) a systematic withdrawal plan terminates; or (4) when the final amount is distributed and there is no value left in the Contract (in which case the Contract will terminate); or (5) you terminate systematic withdrawals. You may have to pay income taxes and tax penalties on amounts you receive. There is no charge for the Systematic Withdrawal Plan service. We reserve the right to modify or terminate this Systematic Withdrawal Plan at any time.

Portfolio Rebalancing    To help you maintain your asset allocation over time, we offer a rebalancing service. This will automatically readjust your current investment option allocations, on a periodic basis (i.e., monthly, quarterly, semi-annually, or annually), back to the allocation percentages you have selected. There is no charge for this Portfolio Rebalancing feature. We reserve the right to modify or terminate this Portfolio Rebalancing feature at any time. If you transfer between underlying investment options, automatic portfolio rebalancing (“APR”) will ordinarily end and you will need to make a new APR election if you want APR to continue.

Only Contracts with accumulation values of $10,000 or more or those Contracts that have been annuitized are eligible.

A program of regular investing cannot assure a profit or protect against loss in a declining market.

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Owner Inquiries and Instructions    Get up-to-date information about your Contract at your convenience with your Contract number and your Personal Identification Number (“PIN”). Call Northwestern Mutual Express toll-free at 1-800-519-4665 to review contract values and unit values, transfer among investment options, change the allocation and obtain Division performance information. You can also visit our website (www.northwesternmutual.com) to access Division performance information, forms for routine service, and daily unit values for Contracts you own with your User ID and password. Eligible Owners may also set up certain electronic payments, transfer invested assets among investment Divisions, and change the allocation of future contributions online, subject to our administrative procedures. For enrollment information, please contact us at 1-888-455-2232.

The submission of transfer instructions by telephone or through our website (“Electronic Instructions”) must be made in accordance with our then current procedures for Electronic Instructions. However, we are not required to accept Electronic Instructions, and we will not be responsible for losses resulting from transactions based on unauthorized Electronic Instructions, provided we follow procedures reasonably designed to verify the authenticity of Electronic Instructions. Please note that the telephone and/or electronic devices may not always be available. Any telephone or electronic device, whether it is yours, your service provider's, or your agent's or ours, can experience outages or slowdowns for a variety of reasons, which may delay or prevent our processing of your request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our Home Office. We reserve the right to limit, modify, suspend, or terminate the ability to make transfers via Electronic Instructions.

Householding    To reduce costs, we now send only a single copy of the same disclosure document(s) (such as prospectuses, prospectus supplements, reports, announcements, proxy statements, notices, and information statements) to each consenting household (rather than sending copies to each Owner residing in a household). If you are a member of such a household, you can revoke your consent to “householding” at any time, and can begin receiving your own copy of such disclosure documents by calling us at 1-888-455-2232.

Additional Information

The Distributor    We sell the Contracts through our Financial Representatives who also are registered representatives of Northwestern Mutual Investment Services, LLC (“NMIS”). NMIS, our wholly-owned company, was organized under Wisconsin law in 1998 and is located at 611 East Wisconsin Avenue, Milwaukee, Wisconsin 53202. NMIS is a registered broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority. NMIS is the principal underwriter of the Contracts, and has entered into a Distribution Agreement with us. No sales charges are paid on sales of the Contracts, and no underwriting commissions have been paid, or retained, by NMIS.

Northwestern Mutual variable insurance and annuity products are available exclusively through NMIS and its registered representatives and cannot be held with or transferred to an unaffiliated broker-dealer. Except in limited circumstances, NMIS registered representatives are required to offer Northwestern Mutual variable insurance and annuity products. The amount and timing of sales compensation paid by insurance companies varies. The commissions, benefits, and other sales compensation that NMIS and its registered representatives receive for the sale of a Northwestern Mutual variable insurance or annuity product might be more or less than that received for the sale of a comparable product from another company.

Because registered representatives of the Distributor are also our appointed agents, they may be eligible for various cash benefits, such as bonuses, insurance benefits, retirement benefits, and non-cash compensation programs that we offer, such as conferences, achievement recognition, prizes, and awards. In addition, Distributor's registered representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. For example, registered representatives who meet certain annual sales production requirements with respect to their sales of Northwestern Mutual insurance and annuity products may qualify to receive additional cash compensation for their other sales of investment products and services. Sales of the Contracts may help registered representatives and/or their managers qualify for such compensation and benefits. Certain of the Distributor's registered representatives may receive other payments from us for the recruitment, development, training, and supervision of Financial Representatives, production of promotional literature, and similar services. Commissions and other incentives and payments described above are not charged directly to Owners or to the Separate Account. We intend to recoup sales expenses through fees and charges deducted under the Contract.

Dividends    This Contract is eligible to share in the divisible surplus, if any, of the Company, except while payments are being made under a Variable Income Plan. Each year we determine, in our sole discretion, the amount and appropriate allocation of divisible surplus. Divisible surplus credited to your Contract is referred to as a “dividend.” There is no guaranteed method or formula for the determination or allocation of divisible surplus. The Company's approach is subject to change. There is no guarantee of a divisible surplus. Even if there is a divisible surplus, the payment of a dividend

Account C (Network Edition) Prospectus

on this Contract is not guaranteed. It is not expected that any dividends will be payable on this Contract, except, possibly, on certain fixed installment plans.

We will credit dividends, if any, attributable to your Contract on the Contract anniversary. Dividends, if any, credited prior to the Maturity Date will be applied as a Net Purchase Payment on the Contract anniversary unless the Owner elects to have the dividend paid in cash. However, if the NYSE is closed on the Contract Anniversary, the amount of any dividend will be applied as of the next Valuation Date after the Contract anniversary. Dividends, if any, applied as a Net Purchase Payment will be allocated to the Divisions of the Separate Account according to the allocation of Net Premiums then in effect.

Voting Rights    As long as the Separate Account continues to be registered as a unit investment trust under the 1940 Act, and as long as Separate Account assets of a particular Division are invested in shares of a given Portfolio, we will vote the shares of that Portfolio held in the Separate Account in accordance with instructions we receive from (i) the Owners of Accumulation Units supported by assets of that Division; and (ii) the payees receiving payments under Variable Income Plans supported by assets of that Division. Periodic reports relating to the Portfolios, proxy material, and a form (on which one can give instructions with respect to the proportion of shares of the Portfolio held in the Account corresponding to the Accumulation Units credited to his Contract, or the number of shares of the Portfolio held in the Account representing the actuarial liability under the Variable Income Plan, as the case may be) will be made available to each Owner or payee. The number of shares will increase from year to year as additional purchase payments are made by the Contract Owner; after a Variable Income Plan is in effect, the number of shares will decrease from year to year as the remaining actuarial liability declines. We will vote shares for which no instructions have been received and shares held in our General Account in the same proportion as the shares for which instructions have been received from Contract Owners and payees. Because of this proportional voting requirement, it is possible that a small number of Contract Owners and payees could determine the outcome of a particular vote.

Internal Annuity Exchanges    As a matter of current practice, which we may limit or stop at any time in our discretion, we permit owners of certain fixed and variable annuity contracts that we have previously issued to exchange those contracts for the Contract. Such exchanges are not intended to be available for all owners, as they may not be in a particular owner’s best interest. We are not presently charging an administrative fee on these transactions. We permit only one such transaction in any 12-month period.

Amounts exchanged from a front-load Contract to a Contract will not be subject to any additional front-end sales charge or withdrawal charge. We currently do not allow an exchange from a variable annuity contract we previously issued to a Contract when amounts exchanged from the previously issued variable annuity contract would be subject to a withdrawal charge, although we may allow such exchanges when there are no applicable withdrawal charges on the Contract being exchanged. Fixed annuity contracts, which are not described in this prospectus, are available for exchange to a Contract, however, any applicable withdrawal charge or market value adjustment may be assessed on amounts exchanged from the fixed annuity contract.

It is our current practice not to allow exchanges from a Contract to a back-load variable annuity contract, front-load variable annuity contract, or fixed annuity contract.

Speculative Investing    Do not purchase this contract if you plan to use it, or any of its riders, for any type of speculative collective investment scheme (including, for example, arbitrage). Your Contract is not intended to be traded on any stock exchange or secondary market, and attempts to engage in such trading may violate state and/or federal law.

Legal Proceedings    Northwestern Mutual, like other life insurance companies, generally is involved in litigation at any given time. Although the outcome of any litigation cannot be predicted with certainty, we believe that, as of the date of this prospectus, there are no pending or threatened lawsuits that will have a materially adverse impact on the ability of Northwestern Mutual to meet its obligations under the Contract, on the Separate Account, or on NMIS and its ability to perform its duties as underwriter for the Separate Account.

Table of Contents for Statement of Additional Information

Page
GENERAL INFORMATION	B-3
DETERMINATION OF ANNUITY PAYMENTS	B-3
Amount of Annuity Payments	B-3
Annuity Unit Value	B-3
Illustrations of Variable Annuity Payments	B-3

VALUATION OF ASSETS OF THE ACCOUNT	B-4
EXPERTS	B-4
FINANCIAL STATEMENTS OF THE ACCOUNT	F-1
FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL	F-32

Account C (Network Edition) Prospectus

TO: The Northwestern Mutual Life Insurance Company

Investment Products & Services Department

Room W07SW

720 East Wisconsin Avenue

Milwaukee, WI 53202

Please send a Statement of Additional Information for Flexible Payment Variable Annuity (Network Edition) to:

Name

Address

City                                                                                                                                  State                           Zip

Appendix A—Accumulation Unit Values

The following tables present the Accumulation Unit Values for Contracts offered by means of this prospectus. Number of units outstanding are shown in thousands.

Accumulation Unit Values

Contracts Issued on or After October 16, 2006

Northwestern Mutual Series Fund, Inc.

	December 31
	2010	2009	2008	2007	2006
Growth Stock Division
Accumulation Unit Value	$0.945	$0.844	$0.617	$1.013	$0.931
Number of Units Outstanding	57	201	207	75	11
Focused Appreciation Division
Accumulation Unit Value	$2.032	$1.865	$1.313	$2.197	$1.738
Number of Units Outstanding	190	150	141	55	—
Large Cap Core Stock Division
Accumulation Unit Value	$0.954	$0.848	$0.658	$1.077	$0.991
Number of Units Outstanding	96	91	58	38	—
Large Cap Blend Division(a)
Accumulation Unit Value	$0.803	$0.705	$0.555	$0.933	—
Number of Units Outstanding	187	127	88	28	—
Index 500 Stock Division
Accumulation Unit Value	$1.008	$0.880	$0.699	$1.112	$1.058
Number of Units Outstanding	438	327	392	251	14
Large Company Value Division(a)
Accumulation Unit Value	$0.780	$0.706	$0.587	$0.938	—
Number of Units Outstanding	204	158	153	7	—
Domestic Equity Division
Accumulation Unit Value	$1.261	$1.104	$0.855	$1.396	$1.495
Number of Units Outstanding	359	332	293	235	32
Equity Income Division
Accumulation Unit Value	$1.639	$1.426	$1.148	$1.795	$1.745
Number of Units Outstanding	339	227	187	102	73
Mid Cap Growth Stock Division
Accumulation Unit Value	$1.046	$0.848	$0.644	$1.079	$0.897
Number of Units Outstanding	116	97	83	50	—
Index 400 Stock Division
Accumulation Unit Value	$2.018	$1.604	$1.175	$1.850	$1.720
Number of Units Outstanding	65	60	67	41	4
Mid Cap Value Division
Accumulation Unit Value	$1.779	$1.489	$1.212	$1.874	$1.884
Number of Units Outstanding	102	52	43	39	1
Small Cap Growth Stock Division
Accumulation Unit Value	$1.270	$1.013	$0.775	$1.385	$1.269
Number of Units Outstanding	170	123	97	38	3
Index 600 Stock Division(a)
Accumulation Unit Value	$1.006	$0.802	$0.643	$0.939	—
Number of Units Outstanding	53	67	44	9	—
Small Cap Value Division
Accumulation Unit Value	$2.179	$1.793	$1.404	$1.960	$1.983
Number of Units Outstanding	194	146	132	86	18
International Growth Division
Accumulation Unit Value	$1.618	$1.394	$1.136	$2.119	$1.888
Number of Units Outstanding	174	116	119	95	4
Research International Core Division(a)
Accumulation Unit Value	$0.869	$0.786	$0.603	$1.052	—
Number of Units Outstanding	103	95	65	15	—
International Equity Division
Accumulation Unit Value	$1.559	$1.453	$1.096	$1.956	$1.662
Number of Units Outstanding	798	631	555	366	77
Emerging Markets Equity Division(a)
Accumulation Unit Value	$1.161	$0.939	$0.555	$1.244	—
Number of Units Outstanding	279	138	141	54	—
(a)	The initial investment was made on April 30, 2007.

Account C (Network Edition) Prospectus

Accumulation Unit Values

Contracts Issued on or After October 16, 2006 (continued)

Northwestern Mutual Series Fund, Inc. (continued)

	December 31
	2010	2009	2008	2007	2006
Money Market Division
Accumulation Unit Value	$1.275	$1.276	$1.270	$1.241	$1.182
Number of Units Outstanding	565	556	684	338	262
Short-Term Bond Division(a)
Accumulation Unit Value	$1.162	$1.125	$1.053	$1.029	—
Number of Units Outstanding	191	52	12	—	—
Select Bond Division
Accumulation Unit Value	$1.915	$1.803	$1.654	$1.608	$1.517
Number of Units Outstanding	780	646	548	317	8
Long-Term U.S. Government Bond Division(a)
Accumulation Unit Value	$1.319	$1.197	$1.291	$1.073	—
Number of Units Outstanding	108	58	20	—	—
Inflation Protection Division(a)
Accumulation Unit Value	$1.208	$1.148	$1.047	$1.066	—
Number of Units Outstanding	268	135	108	10	—
High Yield Bond Division
Accumulation Unit Value	$2.061	$1.806	$1.246	$1.590	$1.559
Number of Units Outstanding	156	109	123	80	20
Multi-Sector Bond Division(a)
Accumulation Unit Value	$1.284	$1.139	$0.936	$1.008	—
Number of Units Outstanding	349	199	165	31	—
Balanced Division
Accumulation Unit Value	$1.377	$1.234	$1.020	$1.324	$1.252
Number of Units Outstanding	827	760	720	702	231
Asset Allocation Division
Accumulation Unit Value	$1.457	$1.293	$1.021	$1.467	$1.345
Number of Units Outstanding	271	344	350	233	209
(a) The initial investment was made on April 30, 2007. Fidelity® Variable Insurance Products
	December 31
	2010	2009	2008	2007	2006
VIP Mid Cap Division
Accumulation Unit Value	$2.834	$2.212	$1.588	$2.639	$2.296
Number of Units Outstanding	226	188	183	105	22
VIP Contrafund® Division(a)
Accumulation Unit Value	$1.002	$0.860	$0.637	$1.115	—
Number of Units Outstanding	575	359	204	28	—
(a) The initial investment was made on April 30, 2007. Neuberger Berman Advisers Management Trust
	December 31
	2010	2009	2008	2007
Socially Responsive Division(a)
Accumulation Unit Value	$0.983	$0.803	$0.613	$1.016
Number of Units Outstanding	42	12	12	7

(a)	The initial investment was made on April 30, 2007.

Account C (Network Edition) Prospectus

Accumulation Unit Values

Contracts Issued on or After October 16, 2006 (continued)

Russell Investment Funds

	December 31
	2010	2009	2008	2007	2006
Multi-Style Equity Division
Accumulation Unit Value	$1.001	$0.863	$0.659	$1.112	$1.011
Number of Units Outstanding	169	155	124	83	9
Aggressive Equity Division
Accumulation Unit Value	$1.446	$1.162	$0.887	$1.560	$1.514
Number of Units Outstanding	33	49	34	16	2
Non-U.S. Division
Accumulation Unit Value	$1.181	$1.063	$0.844	$1.470	$1.340
Number of Units Outstanding	149	129	144	140	11
Real Estate Securities Division
Accumulation Unit Value	$2.942	$2.402	$1.869	$2.963	$3.534
Number of Units Outstanding	177	129	110	56	14
Core Bond Division
Accumulation Unit Value	$1.852	$1.689	$1.463	$1.523	$1.425
Number of Units Outstanding	340	273	273	219	141

Russell Investment Funds LifePoints® Variable Target Portfolio Series

	December 31
	2010	2009	2008	2007
Moderate Strategy Division(a)
Accumulation Unit Value	$1.128	$1.005	$0.824	$1.033
Number of Units Outstanding	19	28	3	—
Balanced Strategy Division(a)
Accumulation Unit Value	$1.056	$0.929	$0.743	$1.025
Number of Units Outstanding	825	676	688	177
Growth Strategy Division(a)
Accumulation Unit Value	$0.980	$0.855	$0.667	$1.019
Number of Units Outstanding	238	214	127	70
Equity Growth Strategy Division(a)
Accumulation Unit Value	$0.892	$0.778	$0.596	$1.010
Number of Units Outstanding	64	48	85	60

(a)	The initial investment was made on April 30, 2007.

Account C (Network Edition) Prospectus

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2011

INDIVIDUAL FLEXIBLE PAYMENT VARIABLE ANNUITY (Network Edition)

An individual flexible payment deferred variable annuity contract (the “Contract”) offered for use in non tax-qualified situations to purchasers who are either current or retired registered representatives of Northwestern Mutual Investment

Services, LLC, principal underwriter and distributor of the Contract or certain other eligible persons.

Issued by The Northwestern Mutual Life Insurance Company

and

NML Variable Account C

This Statement of Additional Information (“SAI”) is not a prospectus, but supplements and should be read in conjunction with the prospectus for the Contract identified above and dated the same date as this SAI. A copy of the prospectus may be obtained by writing The Northwestern Mutual Life Insurance Company, Investment Products and Services Department, Room W07SW, 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, calling telephone number 1-888-455-2232, or visiting the website www.northwesternmutual.com.

GENERAL INFORMATION

The Account was originally named NML Separate Account C but was renamed NML Variable Annuity Account C on November 23, 1983. The Account is used for the Contracts and for other variable annuity contracts issued by the Company.

DETERMINATION OF ANNUITY PAYMENTS

The following discussion of the method for determining the amount of monthly annuity payments under a variable payment plan is intended to be read in conjunction with these sections of the prospectus for the Contracts: “Variable Payment Plans,” including “Description of Payment Plans,” “Amount of Annuity Payments,” and “Assumed Investment Rate”; “Dividends”; “Net Investment Factor”; and “Deductions.”

Amount of Annuity Payments The amount of the first annuity payment under a variable Payment Plan will be determined on the basis of the particular Payment Plan selected, the annuity payment rate and, for plans involving life contingencies, the Annuitant's adjusted age and sex. The amount of the first payment is the sum of the payments from each Division of the Account determined by applying the appropriate annuity payment rate to the product of the number of Accumulation Units in the Division on the effective date of the Payment Plan and the Accumulation Unit value for the Division on that date. Annuity rates currently in use are based on the 1983 a Table with Projection Scale G and age adjustment.

Variable annuity payments after the first will vary from month to month and will depend upon the number and value of Annuity Units credited to the Annuitant. After the effective date of a Payment Plan a Contract will not share in the divisible surplus of Northwestern Mutual.

The number of Annuity Units in each Division is determined by dividing the amount of the first annuity payment from the Division by the value of an Annuity Unit on the effective date of the Payment Plan. The number of Annuity Units thus credited to the Annuitant in each Division remains constant throughout the annuity period. However, the value of Annuity Units in each Division will fluctuate with the investment experience of the Division.

The amount of each variable annuity payment after the first is the sum of payments from each Division determined by multiplying this fixed number of Annuity Units each month by the value of an Annuity Unit for the Division on (a) the fifth valuation date prior to the payment due date if the payment due date is a valuation date, or (b) the sixth valuation date prior to the payment due date if the payment due date is not a valuation date. To illustrate, if a payment due date falls on a Friday, Saturday or Sunday, the amount of the payment will normally be based upon the Annuity Unit value calculated on the preceding Friday. The preceding Friday would be the fifth valuation date prior to the Friday due date, and the sixth valuation date prior to the Saturday or Sunday due dates.

Annuity Unit Value The value of an Annuity Unit for each Division is established at $1.00 as of the date operations begin for that Division. The value of an Annuity Unit on any later date varies to reflect the investment experience of the Division, the Assumed Investment Rate on which the annuity rate tables are based, and the deduction for mortality rate and expense risks assumed by Northwestern Mutual.

The Annuity Unit value for each Division on any valuation date is determined by multiplying the Annuity Unit value on the immediately preceding valuation date by two factors: (a) the net investment factor for the current period for the Division; and (b) an adjustment factor to reflect the Assumed Investment Rate used in calculating the annuity rate tables.

Illustrations of Variable Annuity Payments To illustrate the manner in which variable annuity payments are determined consider this example. Item (4) in the example shows the applicable monthly payment rate for a male, adjusted age 65, who has elected a life annuity Payment Plan with a certain period of 10 years with an Assumed

Investment Rate of 3-1/2% (Plan 2, as described in the prospectus). The example is for a Contract with sex-distinct rates.

(1)	Assumed number of Accumulation Units in Balanced Division on maturity date	25,000

(2)	Assumed Value of an Accumulation Unit in Balanced Division at maturity	$2.000000

(3)	Cash Value of Contract at maturity, (1) X (2)	$50,000

(4)	Assumed applicable monthly payment rate per $1,000 from annuity rate table	$5.35

(5)	Amount of first payment from Balanced Division, (3) X (4) divided by $1,000	$267.50

(6)	Assumed Value of Annuity Unit in Balanced Division at maturity	$1.500000

(7)	Number of Annuity Units credited in Balanced Division, (5) divided by (6)	178.33

The $50,000 value at maturity provides a first payment from the Balanced Division of $267.50, and payments thereafter of the varying dollar value of 178.33 Annuity Units. The amount of subsequent payments from the Balanced Division is determined by multiplying 178.33 units by the value of an Annuity Unit in the Balanced Division on the applicable valuation date. For example, if that unit value is $1.501000, the monthly payment from the Division will be 178.33 multiplied by $1.501000, or $267.68.

However, the value of the Annuity Unit depends entirely on the investment performance of the Division. Thus in the example above, if the net investment rate for the following month was less than the Assumed Investment Rate of 3-1/2%, the Annuity Unit would decline in value. If the Annuity Unit value declined to $1.499000 the succeeding monthly payment would then be 178.33 X $1.499000, or $267.32.

For the sake of simplicity the foregoing example assumes that all of the Annuity Units are in the Balanced Division. If there are Annuity Units in two or more Divisions, the annuity payment from each Division is calculated separately, in the manner illustrated, and the total monthly payment is the sum of the payments from the Divisions.

VALUATION OF ASSETS OF THE ACCOUNT

The value of Portfolio shares held in each Division of the Account at the time of each valuation is the redemption value of such shares at such time. If the right to redeem shares of a Portfolio has been suspended, or payment of redemption value has been postponed, for the sole purpose of computing annuity payments the shares held in the Account (and Annuity Units) may be valued at fair value as determined in good faith by the Board of Trustees of Northwestern Mutual.

EXPERTS

The financial statements of the Account, and the related notes and report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, included in this Statement of Additional Information and the consolidated financial statements of Northwestern Mutual, and the related notes and report of PricewaterhouseCoopers LLP included in this Statement of Additional Information are so included in reliance on the reports of PricewaterhouseCoopers LLP, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP provides audit services for the Account. The address of PricewaterhouseCoopers LLP is 100 East Wisconsin Avenue, Suite 1800, Milwaukee, Wisconsin 53202.

Annual Report December 31, 2010

NML Variable Annuity Account C

Financial Statements

NML Variable Annuity Account C

Statements of Assets and Liabilities

December 31, 2010

(in thousands, except accumulation unit values)

	Growth Stock Division	Focused Appreciation Division	Large Cap Core Stock Division	Large Cap Blend Division	Index 500 Stock Division

Assets:
Investments, at value (1)
Northwestern Mutual Series Fund, Inc.	$1,451	$1,438	$1,520	$240	$6,040
Fidelity Variable Insurance Products	–	–	–	–	–
Neuberger Berman Advisers Management Trust	–	–	–	–	–
Russell Investment Funds	–	–	–	–	–
Due from Northwestern Mutual Life Insurance Company	1	–	–	–	–

Total Assets	1,452	1,438	1,520	240	6,040

Liabilities:
Due to Northwestern Mutual Life Insurance Company	–	–	–	–	–

Total Liabilities	–	–	–	–	–

Total Net Assets	$1,452	$1,438	$1,520	$240	$6,040

Net Assets:
Group Variable Annuity Contracts Issued:
Prior to December 17, 1981 or Between April 30, 1984 and December 31, 1991
Accumulation Units (2)	$247	$168	$50	$1	$1,458
Annuity Reserves	17	–	3	–	36
After December 16, 1981 and Prior to May 1, 1984
Accumulation Units (3)	–	–	–	–	–
After December 31, 1991 – Front Load Version
Accumulation Units (4)	500	347	469	74	1,836
After December 31, 1991 – Simplified Load Version
Accumulation Units (5)	634	537	907	15	2,269
Individual Variable Annuity Contracts Issued:
On or After October 16, 2006 – Network Version
Accumulation Units (6)	54	386	91	150	441

Total Net Assets	$1,452	$1,438	$1,520	$240	$6,040

(1) Investments, at cost	$1,332	$1,341	$1,459	$224	$5,870
Mutual Fund Shares Held	680	772	1,223	307	2,322
(2) Accumulation Unit Value	$32.998214	$20.869750	$26.477036	$8.133668	$58.583796
Units Outstanding	7	8	2	– (a)	25
(3) Accumulation Unit Value	$30.358287	$20.084221	$24.358639	$7.985167	$53.017828
Units Outstanding	–	–	–	–	–
(4) Accumulation Unit Value	$2.961015	$1.985475	$2.375833	$0.794127	$3.818638
Units Outstanding	169	175	197	93	481
(5) Accumulation Unit Value	$2.679674	$1.896360	$2.150095	$0.776814	$4.464770
Units Outstanding	237	283	422	19	508
(6) Accumulation Unit Value	$0.945056	$2.031616	$0.953769	$0.802916	$1.007582
Units Outstanding	57	190	96	187	438

(a)	Amount is less than five hundred.

The Accompanying Notes are an Integral Part of the Financial Statements.

NML Variable Annuity Account C

Statements of Assets and Liabilities

December 31, 2010

(in thousands, except accumulation unit values)

	Large Company Value Division	Domestic Equity Division	Equity Income Division	Mid Cap Growth Stock Division	Index 400 Stock Division

Assets:
Investments, at value (1)
Northwestern Mutual Series Fund, Inc.	$185	$1,021	$958	$5,057	$1,056
Fidelity Variable Insurance Products	–	–	–	–	–
Neuberger Berman Advisers Management Trust	–	–	–	–	–
Russell Investment Funds	–	–	–	–	–
Due from Northwestern Mutual Life Insurance Company	–	–	–	–	–

Total Assets	185	1,021	958	5,057	1,056

Liabilities:
Due to Northwestern Mutual Life Insurance Company	–	–	–	–	–

Total Liabilities	–	–	–	–	–

Total Net Assets	$185	$1,021	$958	$5,057	$1,056

Net Assets:
Group Variable Annuity Contracts Issued:
Prior to December 17, 1981 or Between April 30, 1984 and December 31, 1991
Accumulation Units (2)	$ –	$28	$134	$1,192	$103
Annuity Reserves	–	–	–	28	32
After December 16, 1981 and Prior to May 1, 1984
Accumulation Units (3)	–	–	–	–	–
After December 31, 1991 – Front Load Version
Accumulation Units (4)	–	166	–	1,635	56
After December 31, 1991 – Simplified Load Version
Accumulation Units (5)	26	375	268	2,080	735
Individual Variable Annuity Contracts Issued:
On or After October 16, 2006 – Network Version
Accumulation Units (6)	159	452	556	122	130

Total Net Assets	$185	$1,021	$958	$5,057	$1,056

(1) Investments, at cost	$171	$1,060	$878	$4,283	$978
Mutual Fund Shares Held	251	1,154	803	1,622	720
(2) Accumulation Unit Value	$7.904105	$13.033112	$16.832155	$71.778944	$25.934506
Units Outstanding	–	2	8	17	4
(3) Accumulation Unit Value	$7.759793	$12.433014	$16.198504	$64.965030	$24.463068
Units Outstanding	–	–	–	–	–
(4) Accumulation Unit Value	$0.771710	$1.225897	$1.601391	$4.184075	$2.403906
Units Outstanding	–	135	–	391	23
(5) Accumulation Unit Value	$0.754864	$1.158641	$1.529461	$5.925483	$2.241549
Units Outstanding	34	323	175	351	328
(6) Accumulation Unit Value	$0.780271	$1.260995	$1.638555	$1.046214	$2.018189
Units Outstanding	204	359	339	116	65

The Accompanying Notes are an Integral Part of the Financial Statements.

NML Variable Annuity Account C

Statements of Assets and Liabilities

December 31, 2010

(in thousands, except accumulation unit values)

	Mid Cap Value Division	Small Cap Growth Stock Division	Index 600 Stock Division	Small Cap Value Division	International Growth Division

Assets:
Investments, at value (1)
Northwestern Mutual Series Fund, Inc.	$546	$841	$86	$1,072	$743
Fidelity Variable Insurance Products	–	–	–	–	–
Neuberger Berman Advisers Management Trust	–	–	–	–	–
Russell Investment Funds	–	–	–	–	–
Due from Northwestern Mutual Life Insurance Company	1	–	–	–	–

Total Assets	547	841	86	1,072	743

Liabilities:
Due to Northwestern Mutual Life Insurance Company	–	–	–	–	–

Total Liabilities	–	–	–	–	–

Total Net Assets	$547	$841	$86	$1,072	$743

Net Assets:
Group Variable Annuity Contracts Issued:
Prior to December 17, 1981 or Between April 30, 1984 and December 31, 1991
Accumulation Units (2)	$57	$87	$ –	$143	$176
Annuity Reserves	–	–	–	–	–
After December 16, 1981 and Prior to May 1, 1984
Accumulation Units (3)	–	–	–	–	–
After December 31, 1991 – Front Load Version
Accumulation Units (4)	112	152	9	65	116
After December 31, 1991 – Simplified Load Version
Accumulation Units (5)	197	386	24	442	169
Individual Variable Annuity Contracts Issued:
On or After October 16, 2006 – Network Version
Accumulation Units (6)	181	216	53	422	282

Total Net Assets	$547	$841	$86	$1,072	$743

(1) Investments, at cost	$502	$700	$68	$937	$663
Mutual Fund Shares Held	470	474	92	636	614
(2) Accumulation Unit Value	$18.279525	$29.671998	$10.188115	$22.519799	$16.720938
Units Outstanding	3	3	–	6	10
(3) Accumulation Unit Value	$17.591408	$27.988293	$10.002118	$21.483072	$15.951103
Units Outstanding	–	–	–	–	–
(4) Accumulation Unit Value	$1.739053	$2.750334	$0.994718	$2.118241	$1.572753
Units Outstanding	64	55	9	31	74
(5) Accumulation Unit Value	$1.660995	$2.564528	$0.973013	$2.002032	$1.486506
Units Outstanding	118	151	25	221	114
(6) Accumulation Unit Value	$1.779465	$1.270262	$1.005749	$2.178812	$1.617764
Units Outstanding	102	170	53	194	174

The Accompanying Notes are an Integral Part of the Financial Statements.

NML Variable Annuity Account C

Statements of Assets and Liabilities

December 31, 2010

(in thousands, except accumulation unit values)

	Research International Core Division	International Equity Division	Emerging Markets Equity Division	Money Market Division	Short– Term Bond Division

Assets:
Investments, at value (1)
Northwestern Mutual Series Fund, Inc.	$137	$4,169	$732	$2,834	$1,488
Fidelity Variable Insurance Products	–	–	–	–	–
Neuberger Berman Advisers Management Trust	–	–	–	–	–
Russell Investment Funds	–	–	–	–	–
Due from Northwestern Mutual Life Insurance Company	–	–	–	–	–

Total Assets	137	4,169	732	2,834	1,488

Liabilities:
Due to Northwestern Mutual Life Insurance Company	–	–	–	–	–

Total Liabilities	–	–	–	–	–

Total Net Assets	$137	$4,169	$732	$2,834	$1,488

Net Assets:
Group Variable Annuity Contracts Issued:
Prior to December 17, 1981 or Between April 30, 1984 and December 31, 1991
Accumulation Units (2)	$–	$487	$37	$17	$6
Annuity Reserves	–	18	–	2	–
After December 16, 1981 and Prior to May 1, 1984
Accumulation Units (3)	–	–	–	–	–
After December 31, 1991 – Front Load Version
Accumulation Units (4)	–	774	–	203	41
After December 31, 1991 – Simplified Load Version
Accumulation Units (5)	47	1,645	371	1,892	1,219
Individual Variable Annuity Contracts Issued:
On or After October 16, 2006 – Network Version
Accumulation Units (6)	90	1,245	324	720	222

Total Net Assets	$137	$4,169	$732	$2,834	$1,488

(1) Investments, at cost	$116	$4,316	$564	$2,834	$1,520
Mutual Fund Shares Held	167	2,415	661	2,834	1,447
(2) Accumulation Unit Value	$8.807210	$4.095847	$11.762676	$41.380226	$11.766917
Units Outstanding	–	119	3	– (a)	– (a)
(3) Accumulation Unit Value	$8.646449	$3.749317	$11.548015	$35.845622	$11.552302
Units Outstanding	–	–	–	–	–
(4) Accumulation Unit Value	$0.859889	$3.651502	$1.148464	$1.731454	$1.148874
Units Outstanding	–	212	–	117	36
(5) Accumulation Unit Value	$0.841136	$3.284771	$1.123423	$3.000275	$1.123849
Units Outstanding	56	501	330	630	1,084
(6) Accumulation Unit Value	$0.869442	$1.559174	$1.161182	$1.274791	$1.161598
Units Outstanding	103	798	279	565	191

(a)	Amount is less than five hundred.

The Accompanying Notes are an Integral Part of the Financial Statements.

NML Variable Annuity Account C

Statements of Assets and Liabilities

December 31, 2010

(in thousands, except accumulation unit values)

	Select Bond Division	Long–Term U.S. Government Bond Division	Inflation Protection Division	High Yield Bond Division	Multi–Sector Bond Division

Assets:
Investments, at value (1)
Northwestern Mutual Series Fund, Inc.	$4,269	$283	$504	$833	$594
Fidelity Variable Insurance Products	–	–	–	–	–
Neuberger Berman Advisers Management Trust	–	–	–	–	–
Russell Investment Funds	–	–	–	–	–
Due from Northwestern Mutual Life Insurance Company	–	–	–	–	–

Total Assets	4,269	283	504	833	594

Liabilities:
Due to Northwestern Mutual Life Insurance Company	–	–	–	–	–

Total Liabilities	–	–	–	–	–

Total Net Assets	$4,269	$283	$504	$833	$594

Net Assets:
Group Variable Annuity Contracts Issued:
Prior to December 17, 1981 or Between April 30, 1984 and December 31, 1991
Accumulation Units (2)	$747	$43	$110	$88	$83
Annuity Reserves	43	–	–	18	–
After December 16, 1981 and Prior to May 1, 1984
Accumulation Units (3)	–	–	–	–	–
After December 31, 1991 – Front Load Version
Accumulation Units (4)	488	41	42	103	–
After December 31, 1991 – Simplified Load Version
Accumulation Units (5)	1,497	57	28	302	62
Individual Variable Annuity Contracts Issued:
On or After October 16, 2006 – Network Version
Accumulation Units (6)	1,494	142	324	322	449

Total Net Assets	$4,269	$283	$504	$833	$594

(1) Investments, at cost	$4,167	$306	$508	$753	$589
Mutual Fund Shares Held	3,319	284	475	1,151	579
(2) Accumulation Unit Value	$181.992325	$13.364058	$12.235594	$34.475967	$13.008698
Units Outstanding	4	3	9	3	6
(3) Accumulation Unit Value	$157.388011	$13.120375	$12.012437	$31.718550	$12.771462
Units Outstanding	–	–	–	–	–
(4) Accumulation Unit Value	$2.969049	$1.304847	$1.194657	$3.093787	$1.270132
Units Outstanding	164	31	35	33	–
(5) Accumulation Unit Value	$12.476057	$1.276411	$1.168621	$2.799849	$1.242452
Units Outstanding	120	45	24	108	50
(6) Accumulation Unit Value	$1.915070	$1.319297	$1.207882	$2.061124	$1.284189
Units Outstanding	780	108	268	156	349

The Accompanying Notes are an Integral Part of the Financial Statements.

NML Variable Annuity Account C

Statements of Assets and Liabilities

December 31, 2010

(in thousands, except accumulation unit values)

	Balanced Division	Asset Allocation Division	Fidelity VIP Mid Cap Division	Fidelity VIP Contrafund Division	Neuberger Berman AMT Socially Responsive Division

Assets:
Investments, at value (1)
Northwestern Mutual Series Fund, Inc.	$14,319	$1,742	$ –	$ –	$ –
Fidelity Variable Insurance Products	–	–	1,351	1,077	–
Neuberger Berman Advisers Management Trust	–	–	–	–	173
Russell Investment Funds	–	–	–	–	–
Due from Northwestern Mutual Life Insurance Company	1	–	–	–	–

Total Assets	14,320	1,742	1,351	1,077	173

Liabilities:
Due to Northwestern Mutual Life Insurance Company	–	14	–	–	–

Total Liabilities	–	14	–	–	–

Total Net Assets	$14,320	$1,728	$1,351	$1,077	$173

Net Assets:
Group Variable Annuity Contracts Issued:
Prior to December 17, 1981 or Between April 30, 1984 and December 31, 1991
Accumulation Units (2)	$5,757	$ –	$132	$136	$ –
Annuity Reserves	401	143	–	–	–
After December 16, 1981 and Prior to May 1, 1984
Accumulation Units (3)	52	–	–	–	–
After December 31, 1991 – Front Load Version
Accumulation Units (4)	1,863	64	194	48	–
After December 31, 1991 – Simplified Load Version
Accumulation Units (5)	5,109	1,126	385	316	132
Individual Variable Annuity Contracts Issued:
On or After October 16, 2006 – Network Version
Accumulation Units (6)	1,138	395	640	577	41

Total Net Assets	$14,320	$1,728	$1,351	$1,077	$173

(1) Investments, at cost	$13,744	$1,854	$1,103	$942	$152
Mutual Fund Shares Held	10,220	1,661	42	46	12
(2) Accumulation Unit Value	$137.200077	$15.054442	$29.113348	$10.148873	$9.961969
Units Outstanding	42	–	5	13	–
(3) Accumulation Unit Value	$118.708881	$14.361481	$28.017685	$9.963644	$9.780145
Units Outstanding	– (a)	–	–	–	–
(4) Accumulation Unit Value	$3.406245	$1.416000	$2.769793	$0.990886	$0.972649
Units Outstanding	547	45	70	49	–
(5) Accumulation Unit Value	$9.456395	$1.338348	$2.645449	$0.969284	$0.951436
Units Outstanding	540	842	146	326	138
(6) Accumulation Unit Value	$1.376613	$1.456564	$2.834099	$1.001877	$0.983426
Units Outstanding	827	271	226	575	42

(a)	Amount is less than five hundred.

The Accompanying Notes are an Integral Part of the Financial Statements.

NML Variable Annuity Account C

Statements of Assets and Liabilities

December 31, 2010

(in thousands, except accumulation unit values)

	Russell Multi–Style Equity Division	Russell Aggressive Equity Division	Russell Non–U.S. Division	Russell Real Estate Securities Division	Russell Core Bond Division

Assets:
Investments, at value (1)
Northwestern Mutual Series Fund, Inc.	$ –	$ –	$ –	$ –	$ –
Fidelity Variable Insurance Products	–	–	–	–	–
Neuberger Berman Advisers Management Trust	–	–	–	–	–
Russell Investment Funds	1,267	376	1,130	1,458	2,032
Due from Northwestern Mutual Life Insurance Company	–	–	–	–	–

Total Assets	1,267	376	1,130	1,458	2,032

Liabilities:
Due to Northwestern Mutual Life Insurance Company	–	12	–	–	–

Total Liabilities	–	12	–	–	–

Total Net Assets	$1,267	$364	$1,130	$1,458	$2,032

Net Assets:
Group Variable Annuity Contracts Issued:
Prior to December 17, 1981 or Between April 30, 1984 and December 31, 1991
Accumulation Units (2)	$1	$3	$19	$193	$161
Annuity Reserves	–	–	5	28	–
After December 16, 1981 and Prior to May 1, 1984
Accumulation Units (3)	–	–	–	–	–
After December 31, 1991 – Front Load Version
Accumulation Units (4)	752	101	459	270	903
After December 31, 1991 – Simplified Load Version
Accumulation Units (5)	345	212	472	446	339
Individual Variable Annuity Contracts Issued:
On or After October 16, 2006 – Network Version
Accumulation Units (6)	169	48	175	521	629

Total Net Assets	$1,267	$364	$1,130	$1,458	$2,032

(1) Investments, at cost	$1,223	$333	$1,185	$1,133	$1,962
Mutual Fund Shares Held	93	32	111	105	193
(2) Accumulation Unit Value	$10.686543	$17.202203	$14.635995	$31.671345	$19.746605
Units Outstanding	– (a)	– (a)	1	6	8
(3) Accumulation Unit Value	$10.080148	$16.226068	$13.805585	$29.874410	$18.626579
Units Outstanding	–	–	–	–	–
(4) Accumulation Unit Value	$0.990555	$1.594481	$1.356603	$2.935642	$1.830366
Units Outstanding	759	63	338	92	493
(5) Accumulation Unit Value	$0.923622	$1.486780	$1.265027	$2.737367	$1.706840
Units Outstanding	374	143	373	163	199
(6) Accumulation Unit Value	$1.001046	$1.445652	$1.180537	$2.942300	$1.851552
Units Outstanding	169	33	149	177	340

(a)	Amount is less than five hundred.

The Accompanying Notes are an Integral Part of the Financial Statements.

NML Variable Annuity Account C

Statements of Assets and Liabilities

December 31, 2010

(in thousands, except accumulation unit values)

	Russell LifePoints Moderate Strategy Division	Russell LifePoints Balanced Strategy Division	Russell LifePoints Growth Strategy Division	Russell LifePoints Equity Growth Strategy Division

Assets:
Investments, at value (1)
Northwestern Mutual Series Fund, Inc.	$ –	$ –	$ –	$ –
Fidelity Variable Insurance Products	–	–	–	–
Neuberger Berman Advisers Management Trust	–	–	–	–
Russell Investment Funds	342	1,207	571	396
Due from Northwestern Mutual Life Insurance Company	–	–	–	–

Total Assets	342	1,207	571	396

Liabilities:
Due to Northwestern Mutual Life Insurance Company	–	–	3	1

Total Liabilities	–	–	3	1

Total Net Assets	$342	$1,207	$568	$395

Net Assets:
Group Variable Annuity Contracts Issued:
Prior to December 17, 1981 or Between April 30, 1984 and December 31, 1991
Accumulation Units (2)	$ –	$ –	$ –	$ –
Annuity Reserves	–	–	–	–
After December 16, 1981 and Prior to May 1, 1984
Accumulation Units (3)	–	–	–	–
After December 31, 1991 – Front Load Version
Accumulation Units (4)	–	–	–	–
After December 31, 1991 – Simplified Load Version
Accumulation Units (5)	321	336	334	338
Individual Variable Annuity Contracts Issued:
On or After October 16, 2006 – Network Version
Accumulation Units (6)	21	871	234	57

Total Net Assets	$342	$1,207	$568	$395

(1) Investments, at cost	$302	$1,093	$480	$327
Mutual Fund Shares Held	35	133	67	51
(2) Accumulation Unit Value	$11.426097	$10.693804	$9.927918	$9.033430
Units Outstanding	–	–	–	–
(3) Accumulation Unit Value	$11.217643	$10.498716	$9.746732	$8.868553
Units Outstanding	–	–	–	–
(4) Accumulation Unit Value	$1.115589	$1.044109	$0.969299	$0.881971
Units Outstanding	–	–	–	–
(5) Accumulation Unit Value	$1.091278	$1.021321	$0.948175	$0.862730
Units Outstanding	294	328	352	392
(6) Accumulation Unit Value	$1.127951	$1.055676	$0.980061	$0.891768
Units Outstanding	19	825	238	64

The Accompanying Notes are an Integral Part of the Financial Statements.

NML Variable Annuity Account C

Statements of Operations

For the Year Ended December 31, 2010

(in thousands)

	Growth Stock Division	Focused Appreciation Division	Large Cap Core Stock Division	Large Cap Blend Division	Index 500 Stock Division

Income:
Dividend income	$12	$ –	$18	$2	$117
Expenses:
Mortality and expense risk charges	13	10	15	1	41

Net investment income (loss)	(1)	(10)	3	1	76

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	(64)	12	(12)	(2)	(54)
Realized gain distributions	–	–	–	–	44

Realized gains (losses)	(64)	12	(12)	(2)	(10)

Change in unrealized appreciation/depreciation of investments during the period	215	126	165	27	721

Net increase (decrease) in net assets resulting from operations	$150	$128	$156	$26	$787

	Large Company Value Division	Domestic Equity Division	Equity Income Division	Mid Cap Growth Stock Division	Index 400 Stock Division

Income:
Dividend income	$3	$24	$16	$14	$10
Expenses:
Mortality and expense risk charges	1	8	5	39	10

Net investment income (loss)	2	16	11	(25)	–

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	6	(169)	(39)	(249)	(31)
Realized gain distributions	–	–	–	–	3

Realized gains (losses)	6	(169)	(39)	(249)	(28)

Change in unrealized appreciation/ depreciation of investments during the period	10	295	156	1,281	251

Net increase (decrease) in net assets resulting from operations	$18	$142	$128	$1,007	$223

The Accompanying Notes are an Integral Part of the Financial Statements.

NML Variable Annuity Account C

Statements of Operations

For the Year Ended December 31, 2010

(in thousands)

	Mid Cap Value Division	Small Cap Growth Stock Division	Index 600 Stock Division	Small Cap Value Division	International Growth Division

Income:
Dividend income	$7	$6	$3	$10	$7
Expenses:
Mortality and expense risk charges	3	6	1	7	5

Net investment income (loss)	4	–	2	3	2

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	(38)	(96)	16	(7)	(403)
Realized gain distributions	–	–	–	–	–

Realized gains (losses)	(38)	(96)	16	(7)	(403)

Change in unrealized appreciation/depreciation of investments during the period	121	271	8	207	500

Net increase (decrease) in net assets resulting from operations	$87	$175	$26	$203	$99

	Research International Core Division	International Equity Division	Emerging Markets Equity Division	Money Market Division	Short–Term Bond Division

Income:
Dividend income	$2	$116	$5	$9	$36
Expenses:
Mortality and expense risk charges	1	31	4	28	5

Net investment income (loss)	1	85	1	(19)	31

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	(10)	(512)	(10)	–	4
Realized gain distributions	–	–	–	–	10

Realized gains (losses)	(10)	(512)	(10)	–	14

Change in unrealized appreciation/ depreciation of investments during the period	23	626	127	–	(31)

Net increase (decrease) in net assets resulting from operations	$14	$199	$118	$(19)	$14

The Accompanying Notes are an Integral Part of the Financial Statements.

NML Variable Annuity Account C

Statements of Operations

For the Year Ended December 31, 2010

(in thousands)

	Select Bond Division	Long–Term U.S. Government Bond Division	Inflation Protection Division	High Yield Bond Division	Multi–Sector Bond Division

Income:
Dividend income	$174	$16	$18	$67	$42
Expenses:
Mortality and expense risk charges	37	2	2	7	3

Net investment income (loss)	137	14	16	60	39

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	123	(2)	6	–	27
Realized gain distributions	13	15	10	–	10

Realized gains (losses)	136	13	16	–	37

Change in unrealized appreciation/depreciation of investments during the period	(24)	(4)	(9)	56	(12)

Net increase (decrease) in net assets resulting from operations	$249	$23	$23	$116	$64

	Balanced Division	Asset Allocation Division	Fidelity VIP Mid Cap Division	Fidelity VIP Contrafund Division	Neuberger Berman AMT Socially Responsive Division

Income:
Dividend income	$303	$52	$2	$10	$ –
Expenses:
Mortality and expense risk charges	83	16	8	6	1

Net investment income (loss)	220	36	(6)	4	(1)

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	(1,212)	(37)	(21)	(53)	(7)
Realized gain distributions	–	–	4	–	–

Realized gains (losses)	(1,212)	(37)	(17)	(53)	(7)

Change in unrealized appreciation/depreciation of investments during the period	2,502	209	325	207	35

Net increase (decrease) in net assets resulting from operations	$1,510	$208	$302	$158	$27

The Accompanying Notes are an Integral Part of the Financial Statements.

NML Variable Annuity Account C

Statements of Operations

For the Year Ended December 31, 2010

(in thousands)

	Russell Multi–Style Equity Division	Russell Aggressive Equity Division	Russell Non–U.S. Division	Russell Real Estate Securities Division	Russell Core Bond Division

Income:
Dividend income	$11	$2	$9	$33	$89
Expenses:
Mortality and expense risk charges	9	3	9	12	16

Net investment income (loss)	2	(1)	–	21	73

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	(22)	(30)	(114)	(561)	43
Realized gain distributions	–	–	–	–	63

Realized gains (losses)	(22)	(30)	(114)	(561)	106

Change in unrealized appreciation/depreciation of investments during the period	195	106	220	802	21

Net increase (decrease) in net assets resulting from operations	$175	$75	$106	$262	$200

	Russell LifePoints Moderate Strategy Division	Russell LifePoints Balanced Strategy Division	Russell LifePoints Growth Strategy Division	Russell LifePoints Equity Growth Strategy Division

Income:
Dividend income	$15	$41	$15	$10
Expenses:
Mortality and expense risk charges	4	7	5	4

Net investment income (loss)	11	34	10	6

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	9	(9)	3	4
Realized gain distributions	–	–	–	–

Realized gains (losses)	9	(9)	3	4

Change in unrealized appreciation/ depreciation of investments during the period	18	106	57	37

Net increase (decrease) in net assets resulting from operations	$38	$131	$70	$47

The Accompanying Notes are an Integral Part of the Financial Statements.

NML Variable Annuity Account C

Statements of Change in Net Assets

(in thousands)

	Growth Stock Division		Focused Appreciation Division
	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2010	Year Ended December 31, 2009
Operations:
Net investment income (loss)	$(1)	$6	$(10)	$(7)
Net realized gains (losses)	(64)	(1,578)	12	(40)
Net change in unrealized appreciation/depreciation	215	2,826	126	383

Net increase (decrease) in net assets resulting from operations	150	1,254	128	336

Contract Transactions:
Contract owners’ net payments	84	492	124	82
Annuity payments	(3)	(2)	–	–
Surrenders and other (net)	(509)	(5,981)	(144)	(83)
Transfers from other divisions or sponsor	203	215	843	622
Transfers to other divisions or sponsor	(418)	(372)	(684)	(588)

Net increase (decrease) in net assets resulting from contract transactions	(643)	(5,648)	139	33

Net increase (decrease) in net assets	(493)	(4,394)	267	369

Net Assets:
Beginning of period	1,945	6,339	1,171	802

End of period	$1,452	$1,945	$1,438	$1,171

Units issued during the period	210	174	523	458
Units redeemed during the period	(556)	(427)	(447)	(456)

Net units issued (redeemed) during the period	(346)	(253)	76	2

	Large Cap Core Stock Division		Large Cap Blend Division

	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2010	Year Ended December 31, 2009

Operations:
Net investment income (loss)	$3	$13	$1	$1
Net realized gains (losses)	(12)	(1,537)	(2)	(9)
Net change in unrealized appreciation/depreciation	165	2,326	27	42

Net increase (decrease) in net assets resulting from operations	156	802	26	34

Contract Transactions:
Contract owners’ net payments	124	520	33	6
Annuity payments	–	–	–	–
Surrenders and other (net)	(336)	(5,042)	(4)	–
Transfers from other divisions or sponsor	798	548	348	261
Transfers to other divisions or sponsor	(889)	(836)	(319)	(243)

Net increase (decrease) in net assets resulting from contract transactions	(303)	(4,810)	58	24

Net increase (decrease) in net assets	(147)	(4,008)	84	58

Net Assets:
Beginning of period	1,667	5,675	156	98

End of period	$1,520	$1,667	$240	$156

Units issued during the period	628	543	532	483
Units redeemed during the period	(725)	(773)	(455)	(439)

Net units issued (redeemed) during the period	(97)	(230)	77	44

The Accompanying Notes are an Integral Part of the Financial Statements.

NML Variable Annuity Account C

Statements of Changes in Net Assets

(in thousands)

	Index 500 Stock Division		Large Company Value Division

	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2010	Year Ended December 31, 2009

Operations:
Net investment income (loss)	$76	$123	$2	$2
Net realized gains (losses)	(10)	(11,018)	6	(12)
Net change in unrealized appreciation/depreciation	721	13,708	10	37

Net increase (decrease) in net assets resulting from operations	787	2,813	18	27

Contract Transactions:
Contract owners’ net payments	290	1,416	31	19
Annuity payments	(3)	(4)	–	–
Surrenders and other (net)	(996)	(29,529)	(23)	(6)
Transfers from other divisions or sponsor	2,135	1,338	466	344
Transfers to other divisions or sponsor	(2,331)	(3,137)	(468)	(329)

Net increase (decrease) in net assets resulting from contract transactions	(905)	(29,916)	6	28

Net increase (decrease) in net assets	(118)	(27,103)	24	55

Net Assets:
Beginning of period	6,158	33,261	161	106

End of period	$6,040	$6,158	$185	$161

Units issued during the period	1,463	1,147	698	643
Units redeemed during the period	(1,538)	(2,122)	(690)	(594)

Net units issued (redeemed) during the period	(75)	(975)	8	49

	Domestic Equity Division		Equity Income Division

	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2010	Year Ended December 31, 2009

Operations:
Net investment income (loss)	$16	$25	$11	$14
Net realized gains (losses)	(169)	(108)	(39)	(41)
Net change in unrealized appreciation/depreciation	295	319	156	173

Net increase (decrease) in net assets resulting from operations	142	236	128	146

Contract Transactions:
Contract owners’ net payments	76	54	154	44
Annuity payments	–	–	–	–
Surrenders and other (net)	(356)	(47)	(154)	(20)
Transfers from other divisions or sponsor	917	626	1,025	730
Transfers to other divisions or sponsor	(872)	(613)	(957)	(672)

Net increase (decrease) in net assets resulting from contract transactions	(235)	20	68	82

Net increase (decrease) in net assets	(93)	256	196	228

Net Assets:
Beginning of period	1,114	858	762	534

End of period	$1,021	$1,114	$958	$762

Units issued during the period	868	768	564	395
Units redeemed during the period	(1,075)	(738)	(515)	(312)

Net units issued (redeemed) during the period	(207)	30	49	83

The Accompanying Notes are an Integral Part of the Financial Statements.

NML Variable Annuity Account C

Statements of Changes in Net Assets

(in thousands)

	Mid Cap Growth Stock Division		Index 400 Stock Division

	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2010	Year Ended December 31, 2009

Operations:
Net investment income (loss)	$(25)	$(25)	$ –	$7
Net realized gains (losses)	(249)	(10,681)	(28)	(5,607)
Net change in unrealized appreciation/depreciation	1,281	14,261	251	6,979

Net increase (decrease) in net assets resulting from operations	1,007	3,555	223	1,379

Contract Transactions:
Contract owners’ net payments	205	1,191	65	760
Annuity payments	(2)	(2)	(3)	(3)
Surrenders and other (net)	(1,223)	(24,251)	(265)	(11,728)
Transfers from other divisions or sponsor	401	301	435	440
Transfers to other divisions or sponsor	(691)	(2,186)	(359)	(873)

Net increase (decrease) in net assets resulting from contract transactions	(1,310)	(24,947)	(127)	(11,404)

Net increase (decrease) in net assets	(303)	(21,392)	96	(10,025)

Net Assets:
Beginning of period	5,360	26,752	960	10,985

End of period	$5,057	$5,360	$1,056	$960

Units issued during the period	409	318	256	308
Units redeemed during the period	(643)	(917)	(350)	(1,002)

Net units issued (redeemed) during the period	(234)	(599)	(94)	(694)

	Mid Cap Value Division		Small Cap Growth Stock Division

	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2010	Year Ended December 31, 2009

Operations:
Net investment income (loss)	$4	$2	$ –	$(4)
Net realized gains (losses)	(38)	(60)	(96)	(7,600)
Net change in unrealized appreciation/depreciation	121	126	271	8,521

Net increase (decrease) in net assets resulting from operations	87	68	175	917

Contract Transactions:
Contract owners’ net payments	95	31	69	697
Annuity payments	–	–	–	–
Surrenders and other (net)	(41)	(5)	(194)	(8,998)
Transfers from other divisions or sponsor	574	399	702	499
Transfers to other divisions or sponsor	(573)	(421)	(752)	(1,027)

Net increase (decrease) in net assets resulting from contract transactions	55	4	(175)	(8,829)

Net increase (decrease) in net assets	142	72	–	(7,912)

Net Assets:
Beginning of period	405	333	841	8,753

End of period	$547	$405	$841	$841

Units issued during the period	394	306	486	495
Units redeemed during the period	(356)	(311)	(509)	(956)

Net units issued (redeemed) during the period	38	(5)	(23)	(461)

The Accompanying Notes are an Integral Part of the Financial Statements.

NML Variable Annuity Account C

Statements of Changes in Net Assets

(in thousands)

	Index 600 Stock Division		Small Cap Value Division

	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2010	Year Ended December 31, 2009

Operations:
Net investment income (loss)	$2	$3	$3	$1
Net realized gains (losses)	16	(1)	(7)	(86)
Net change in unrealized appreciation/depreciation	8	20	207	269

Net increase (decrease) in net assets resulting from operations	26	22	203	184

Contract Transactions:
Contract owners’ net payments	12	15	116	60
Annuity payments	–	–	–	–
Surrenders and other (net)	(44)	(1)	(192)	(131)
Transfers from other divisions or sponsor	162	160	869	553
Transfers to other divisions or sponsor	(183)	(126)	(774)	(518)

Net increase (decrease) in net assets resulting from contract transactions	(53)	48	19	(36)

Net increase (decrease) in net assets	(27)	70	222	148

Net Assets:
Beginning of period	113	43	850	702

End of period	$86	$113	$1,072	$850

Units issued during the period	215	265	458	434
Units redeemed during the period	(271)	(189)	(462)	(438)

Net units issued (redeemed) during the period	(56)	76	(4)	(4)

	International Growth Division		Research International Core Division

	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2010	Year Ended December 31, 2009

Operations:
Net investment income (loss)	$2	$(2)	$1	$1
Net realized gains (losses)	(403)	(156)	(10)	(2)
Net change in unrealized appreciation/depreciation	500	365	23	24

Net increase (decrease) in net assets resulting from operations	99	207	14	23

Contract Transactions:
Contract owners’ net payments	132	95	31	12
Annuity payments	–	–	–	–
Surrenders and other (net)	(721)	(43)	(32)	–
Transfers from other divisions or sponsor	831	594	125	122
Transfers to other divisions or sponsor	(771)	(666)	(124)	(83)

Net increase (decrease) in net assets resulting from contract transactions	(529)	(20)	–	51

Net increase (decrease) in net assets	(430)	187	14	74

Net Assets:
Beginning of period	1,173	986	123	49

End of period	$743	$1,173	$137	$123

Units issued during the period	526	444	208	201
Units redeemed during the period	(936)	(454)	(208)	(124)

Net units issued (redeemed) during the period	(410)	(10)	–	77

The Accompanying Notes are an Integral Part of the Financial Statements.

NML Variable Annuity Account C

Statements of Changes in Net Assets

(in thousands)

	International Equity Division		Emerging Markets Equity Division

	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2010	Year Ended December 31, 2009

Operations:
Net investment income (loss)	$85	$160	$1	$1
Net realized gains (losses)	(512)	(8,458)	(10)	(56)
Net change in unrealized appreciation/depreciation	626	10,834	127	163

Net increase (decrease) in net assets resulting from operations	199	2,536	118	108

Contract Transactions:
Contract owners’ net payments	428	1,530	175	61
Annuity payments	(2)	(2)	–	–
Surrenders and other (net)	(1,188)	(23,407)	(29)	(19)
Transfers from other divisions or sponsor	3,150	2,134	480	367
Transfers to other divisions or sponsor	(3,346)	(4,660)	(403)	(274)

Net increase (decrease) in net assets resulting from contract transactions	(958)	(24,405)	223	135

Net increase (decrease) in net assets	(759)	(21,869)	341	243

Net Assets:
Beginning of period	4,928	26,797	391	148

End of period	$4,169	$4,928	$732	$391

Units issued during the period	1,932	2,097	544	484
Units redeemed during the period	(2,164)	(10,127)	(328)	(292)

Net units issued (redeemed) during the period	(232)	(8,030)	216	192

	Money Market Division		Short–Term Bond Division

	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2010	Year Ended December 31, 2009

Operations:
Net investment income (loss)	$(19)	$(8)	$31	$3
Net realized gains (losses)	–	–	14	8
Net change in unrealized appreciation/depreciation	–	–	(31)	(1)

Net increase (decrease) in net assets resulting from operations	(19)	(8)	14	10

Contract Transactions:
Contract owners’ net payments	593	1,085	164	538
Annuity payments	–	(1)	–	–
Surrenders and other (net)	(1,736)	(2,591)	(53)	(41)
Transfers from other divisions or sponsor	1,998	3,442	1,206	240
Transfers to other divisions or sponsor	(1,501)	(3,667)	(251)	(351)

Net increase (decrease) in net assets resulting from contract transactions	(646)	(1,732)	1,066	386

Net increase (decrease) in net assets	(665)	(1,740)	1,080	396

Net Assets:
Beginning of period	3,499	5,239	408	12

End of period	$2,834	$3,499	$1,488	$408

Units issued during the period	1,226	1,713	1,213	679
Units redeemed during the period	(1,560)	(2,351)	(268)	(325)

Net units issued (redeemed) during the period	(334)	(638)	945	354

The Accompanying Notes are an Integral Part of the Financial Statements.

NML Variable Annuity Account C

Statements of Changes in Net Assets

(in thousands)

	Select Bond Division		Long–Term U.S. Government Bond Division

	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2010	Year Ended December 31, 2009

Operations:
Net investment income (loss)	$137	$171	$14	$(1)
Net realized gains (losses)	136	234	13	23
Net change in unrealized appreciation/depreciation	(24)	99	(4)	(33)

Net increase (decrease) in net assets resulting from operations	249	504	23	(11)

Contract Transactions:
Contract owners’ net payments	410	805	86	49
Annuity payments	(7)	(7)	–	–
Surrenders and other (net)	(916)	(6,119)	(82)	–
Transfers from other divisions or sponsor	4,332	3,243	243	88
Transfers to other divisions or sponsor	(4,346)	(3,792)	(209)	(26)

Net increase (decrease) in net assets resulting from contract transactions	(527)	(5,870)	38	111

Net increase (decrease) in net assets	(278)	(5,366)	61	100

Net Assets:
Beginning of period	4,547	9,913	222	122

End of period	$4,269	$4,547	$283	$222

Units issued during the period	1,756	1,359	249	113
Units redeemed during the period	(1,712)	(1,311)	(222)	(21)

Net units issued (redeemed) during the period	44	48	27	92

	Inflation Protection Division		High Yield Bond Division

	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2010	Year Ended December 31, 2009

Operations:
Net investment income (loss)	$16	$5	$60	$64
Net realized gains (losses)	16	(15)	–	(289)
Net change in unrealized appreciation/depreciation	(9)	27	56	913

Net increase (decrease) in net assets resulting from operations	23	17	116	688

Contract Transactions:
Contract owners’ net payments	123	46	111	219
Annuity payments	–	–	(2)	(2)
Surrenders and other (net)	(44)	(112)	(198)	(2,395)
Transfers from other divisions or sponsor	664	498	813	480
Transfers to other divisions or sponsor	(577)	(431)	(825)	(679)

Net increase (decrease) in net assets resulting from contract transactions	166	1	(101)	(2,377)

Net increase (decrease) in net assets	189	18	15	(1,689)

Net Assets:
Beginning of period	315	297	818	2,507

End of period	$504	$315	$833	$818

Units issued during the period	489	300	395	293
Units redeemed during the period	(354)	(224)	(423)	(492)

Net units issued (redeemed) during the period	135	76	(28)	(199)

The Accompanying Notes are an Integral Part of the Financial Statements.

NML Variable Annuity Account C

Statements of Changes in Net Assets

(in thousands)

	Multi–Sector Bond Division		Balanced Division

	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2010	Year Ended December 31, 2009

Operations:
Net investment income (loss)	$39	$10	$220	$639
Net realized gains (losses)	37	–	(1,212)	(8,430)
Net change in unrealized appreciation/depreciation	(12)	51	2,502	11,665

Net increase (decrease) in net assets resulting from operations	64	61	1,510	3,874

Contract Transactions:
Contract owners’ net payments	184	37	369	973
Annuity payments	–	–	(38)	(34)
Surrenders and other (net)	(41)	(22)	(2,588)	(16,157)
Transfers from other divisions or sponsor	751	560	842	769
Transfers to other divisions or sponsor	(805)	(477)	(1,458)	(1,966)

Net increase (decrease) in net assets resulting from contract transactions	89	98	(2,873)	(16,415)

Net increase (decrease) in net assets	153	159	(1,363)	(12,541)

Net Assets:
Beginning of period	441	282	15,683	28,224

End of period	$594	$441	$14,320	$15,683

Units issued during the period	532	368	780	587
Units redeemed during the period	(460)	(259)	(1,059)	(1,073)

Net units issued (redeemed) during the period	72	109	(279)	(486)

	Asset Allocation Division		Fidelity VIP Mid Cap Division

	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2010	Year Ended December 31, 2009

Operations:
Net investment income (loss)	$36	$32	$(6)	$(2)
Net realized gains (losses)	(37)	(42)	(17)	(162)
Net change in unrealized appreciation/depreciation	209	371	325	436

Net increase (decrease) in net assets resulting from operations	208	361	302	272

Contract Transactions:
Contract owners’ net payments	52	18	173	56
Annuity payments	(13)	(12)	–	–
Surrenders and other (net)	(110)	(6)	(171)	(76)
Transfers from other divisions or sponsor	70	122	1,271	891
Transfers to other divisions or sponsor	(217)	(156)	(1,231)	(959)

Net increase (decrease) in net assets resulting from contract transactions	(218)	(34)	42	(88)

Net increase (decrease) in net assets	(10)	327	344	184

Net Assets:
Beginning of period	1,738	1,411	1,007	823

End of period	$1,728	$1,738	$1,351	$1,007

Units issued during the period	103	127	554	483
Units redeemed during the period	(247)	(152)	(529)	(522)

Net units issued (redeemed) during the period	(144)	(25)	25	(39)

The Accompanying Notes are an Integral Part of the Financial Statements.

NML Variable Annuity Account C

Statements of Changes in Net Assets

(in thousands)

	Fidelity VIP Contrafund Division		Neuberger Berman AMT Socially Responsive Division

	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2010	Year Ended December 31, 2009

Operations:
Net investment income (loss)	$4	$4	$(1)	$1
Net realized gains (losses)	(53)	(67)	(7)	(4)
Net change in unrealized appreciation/depreciation	207	243	35	22

Net increase (decrease) in net assets resulting from operations	158	180	27	19

Contract Transactions:
Contract owners’ net payments	205	82	10	20
Annuity payments	–	–	–	–
Surrenders and other (net)	(80)	(60)	(21)	(2)
Transfers from other divisions or sponsor	920	696	68	28
Transfers to other divisions or sponsor	(883)	(598)	(17)	(14)

Net increase (decrease) in net assets resulting from contract transactions	162	120	40	32

Net increase (decrease) in net assets	320	300	67	51

Net Assets:
Beginning of period	757	457	106	55

End of period	$1,077	$757	$173	$106

Units issued during the period	904	709	90	73
Units redeemed during the period	(707)	(506)	(44)	(30)

Net units issued (redeemed) during the period	197	203	46	43

	Russell Multi–Style Equity Division		Russell Aggressive Equity Division

	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2010	Year Ended December 31, 2009

Operations:
Net investment income (loss)	$2	$5	$(1)	$(2)
Net realized gains (losses)	(22)	(28)	(30)	(64)
Net change in unrealized appreciation/depreciation	195	303	106	135

Net increase (decrease) in net assets resulting from operations	175	280	75	69

Contract Transactions:
Contract owners’ net payments	89	110	19	28
Annuity payments	–	–	–	–
Surrenders and other (net)	(229)	(76)	(52)	(5)
Transfers from other divisions or sponsor	1,015	831	197	159
Transfers to other divisions or sponsor	(1,016)	(783)	(235)	(186)

Net increase (decrease) in net assets resulting from contract transactions	(141)	82	(71)	(4)

Net increase (decrease) in net assets	34	362	4	65

Net Assets:
Beginning of period	1,233	871	360	295

End of period	$1,267	$1,233	$364	$360

Units issued during the period	1,261	2,871	170	356
Units redeemed during the period	(1,422)	(2,755)	(223)	(376)

Net units issued (redeemed) during the period	(161)	116	(53)	(20)

The Accompanying Notes are an Integral Part of the Financial Statements.

NML Variable Annuity Account C

Statements of Changes in Net Assets

(in thousands)

	Russell Non–U.S. Division		Russell Real Estate Securities Division

	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2010	Year Ended December 31, 2009

Operations:
Net investment income (loss)	$ –	$18	$21	$250
Net realized gains (losses)	(114)	(153)	(561)	(10,434)
Net change in unrealized appreciation/depreciation	220	332	802	10,164

Net increase (decrease) in net assets resulting from operations	106	197	262	(20)

Contract Transactions:
Contract owners’ net payments	92	59	166	781
Annuity payments	–	–	(2)	(1)
Surrenders and other (net)	(143)	(43)	(917)	(17,656)
Transfers from other divisions or sponsor	1,080	930	1,600	8,973
Transfers to other divisions or sponsor	(1,042)	(946)	(1,541)	(977)

Net increase (decrease) in net assets resulting from contract transactions	(13)	–	(694)	(8,880)

Net increase (decrease) in net assets	93	197	(432)	(8,900)

Net Assets:
Beginning of period	1,037	840	1,890	10,790

End of period	$1,130	$1,037	$1,458	$1,890

Units issued during the period	1,026	1,530	594	1,241
Units redeemed during the period	(1,038)	(1,529)	(912)	(1,653)

Net units issued (redeemed) during the period	(12)	1	(318)	(412)

	Russell Core Bond Division		Russell LifePoints Moderate Strategy Division

	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2010	Year Ended December 31, 2009

Operations:
Net investment income (loss)	$73	$78	$11	$3
Net realized gains (losses)	106	(6)	9	2
Net change in unrealized appreciation/depreciation	21	184	18	23

Net increase (decrease) in net assets resulting from operations	200	256	38	28

Contract Transactions:
Contract owners’ net payments	340	171	22	–
Annuity payments	–	–	–	–
Surrenders and other (net)	(289)	(68)	(37)	(4)
Transfers from other divisions or sponsor	2,893	2,439	30	341
Transfers to other divisions or sponsor	(3,265)	(2,377)	(45)	(33)

Net increase (decrease) in net assets resulting from contract transactions	(321)	165	(30)	304

Net increase (decrease) in net assets	(121)	421	8	332

Net Assets:
Beginning of period	2,153	1,732	334	2

End of period	$2,032	$2,153	$342	$334

Units issued during the period	1,570	2,412	49	375
Units redeemed during the period	(1,759)	(2,311)	(76)	(38)

Net units issued (redeemed) during the period	(189)	101	(27)	337

The Accompanying Notes are an Integral Part of the Financial Statements.

NML Variable Annuity Account C

Statements of Changes in Net Assets

(in thousands)

	Russell LifePoints Balanced Strategy Division		Russell LifePoints Growth Strategy Division

	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2010	Year Ended December 31, 2009

Operations:
Net investment income (loss)	$34	$19	$10	$5
Net realized gains (losses)	(9)	(13)	3	(9)
Net change in unrealized appreciation/depreciation	106	154	57	78

Net increase (decrease) in net assets resulting from operations	131	160	70	74

Contract Transactions:
Contract owners’ net payments	219	1	27	21
Annuity payments	–	–	–	–
Surrenders and other (net)	(50)	(54)	(13)	(18)
Transfers from other divisions or sponsor	1,118	1,396	618	789
Transfers to other divisions or sponsor	(1,150)	(1,079)	(634)	(468)

Net increase (decrease) in net assets resulting from contract transactions	137	264	(2)	324

Net increase (decrease) in net assets	268	424	68	398

Net Assets:
Beginning of period	939	515	500	102

End of period	$1,207	$939	$568	$500

Units issued during the period	1,366	1,741	728	1,118
Units redeemed during the period	(1,232)	(1,415)	(731)	(679)

Net units issued (redeemed) during the period	134	326	(3)	439

	Russell LifePoints Equity Growth Strategy Division

	Year Ended December 31, 2010	Year Ended December 31, 2009

Operations:
Net investment income (loss)	$6	$ –
Net realized gains (losses)	4	(29)
Net change in unrealized appreciation/depreciation	37	71

Net increase (decrease) in net assets resulting from operations	47	42

Contract Transactions:
Contract owners’ net payments	16	1
Annuity payments	–	–
Surrenders and other (net)	(9)	(1)
Transfers from other divisions or sponsor	35	343
Transfers to other divisions or sponsor	(50)	(98)

Net increase (decrease) in net assets resulting from contract transactions	(8)	245

Net increase (decrease) in net assets	39	287

Net Assets:
Beginning of period	356	69

End of period	$395	$356

Units issued during the period	61	509
Units redeemed during the period	(73)	(157)

Net units issued (redeemed) during the period	(12)	352

The Accompanying Notes are an Integral Part of the Financial Statements.

NML Variable Annuity Account C

Notes to Financial Statements

December 31, 2010

1.	Organization

NML Variable Annuity Account C (the “Account”) is registered as a unit investment trust under the Investment Company Act of 1940 and is a segregated asset account of The Northwestern Mutual Life Insurance Company (“Northwestern Mutual”) used to fund unallocated group combination variable annuity contracts (“contracts”) to provide retirement annuity benefits for self-employed persons and their eligible employees and individual flexible payment deferred variable annuity contracts of certain eligible persons. Three versions of the contract are currently offered: Front Load contracts with a sales charge up to 4.5% of purchase payments; Simplified Load contracts with an installment fee of $750; and Network Edition contracts with no sales or withdrawal charges.

All assets of each Division of the Account are invested in shares of the corresponding Portfolio of Northwestern Mutual Series Fund, Inc., Fidelity Variable Insurance Products, Neuberger Berman Advisers Management Trust and the Russell Investment Funds (collectively known as “the Funds”). The Funds are open-end investment companies registered under the Investment Company Act of 1940.

2.	Significant Accounting Policies

A.	Use of Estimates – The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

B.	Investment Valuation – The shares are valued at the Funds’ offering and redemption prices per share. As of December 31, 2010, all of the Account’s investments are identified as Level 1 securities for valuation purposes under the Fair Value Measurements and Disclosures Topic of the FASB Accounting Standards Codification. Level 1 securities are valued at unadjusted fair value as determined by quoted prices in active markets for identical securities.

C.	Investment Income, Securities Transactions and Contract Dividends – Transactions in the Funds’ shares are accounted for on the trade date. The basis for determining cost on sale of the Funds’ shares is identified cost. Dividend income and distributions of net realized gains from the Funds are recorded on the ex–date of the dividends. Dividends and distributions received are reinvested in additional shares of the respective portfolios of the Funds. Certain contracts are eligible to receive contract dividends from Northwestern Mutual. Any contract dividends reinvested in the Account are reflected in Contract owners’ net payments in the accompanying financial statements.

D.	Annuity Reserves – Annuity reserves are based on published annuity tables with age adjustment and interest based on actual investment experience or assumed investment rates of 3.5% or 5%.

E.	Taxes – Northwestern Mutual is taxed as a “life insurance company” under the Internal Revenue Code and the operations of the Account form a part of and are taxed with those of Northwestern Mutual. Under current law, no federal income taxes are payable with respect to the Account. Accordingly, no provision for any such liability has been made.

3.	Purchases and Sales of Investments

Purchases and sales of the Funds’ shares for the year ended December 31, 2010 were as follows: (in thousands)

NML Variable Annuity Account C

Notes to Financial Statements

December 31, 2010

Division	Purchases	Sales
Growth Stock	$164	$809
Focused Appreciation	313	184
Large Cap Core Stock	204	504
Large Cap Blend	62	5
Index 500 Stock	494	1,284
Large Company Value	34	26
Domestic Equity	141	360
Equity Income	242	163
Mid Cap Growth Stock	272	1,609
Index 400 Stock	175	299
Mid Cap Value	111	53
Small Cap Growth Stock	101	276
Index 600 Stock	25	75
Small Cap Value	216	195
International Growth	200	728
Research International Core	39	38
International Equity	589	1,464
Emerging Markets Equity	258	35
Money Market	1,098	1,762
Short–Term Bond	1,160	53
Select Bond	622	1,000
Long–Term U.S. Government Bond	149	83
Inflation Protection	237	44
High Yield Bond	183	223
Multi–Sector Bond	237	99
Balanced	729	3,392
Asset Allocation	119	286
Fidelity VIP Mid Cap	219	179
Fidelity VIP Contrafund	266	100
Neuberger Berman AMT Socially Responsive	60	21
Russell Multi–Style Equity	108	248
Russell Aggressive Equity	22	82
Russell Non–U.S.	148	163
Russell Real Estate Securities	284	958
Russell Core Bond	503	688
Russell LifePoints Moderate Strategy	37	56
Russell LifePoints Balanced Strategy	260	89
Russell LifePoints Growth Strategy	41	30
Russell LifePoints Equity Growth Strategy	26	28

4.	Expenses and Related Party Transactions

A deduction for mortality and expense risks is determined daily and paid to Northwestern Mutual as compensation for assuming the risk that annuity payments will continue for longer periods than anticipated because the annuitants as a group live longer than expected, and the risk that the charges made by Northwestern Mutual may be insufficient to cover the actual costs incurred in connection with the contracts.

For contracts issued before December 17, 1981 or between April 30, 1984 and December 31, 1991, there is no deduction for mortality and expense risks.

For contracts issued after December 16, 1981, and prior to May 1, 1984, the deduction is determined daily at an annual rate of 0.5% of the net assets of each Division attributable to these contracts and is

NML Variable Annuity Account C

Notes to Financial Statements

December 31, 2010

paid to Northwestern Mutual. For these contracts, the rate may be increased or decreased by the Board of Trustees of Northwestern Mutual not to exceed a 0.75% annual rate.

Generally, for contracts issued after December 31, 1991, for the Front Load version and the Simplified Load version, the deduction for mortality and expense risks is determined daily at annual rates of 0.65% and 1.25%, respectively, of the net assets of each Division attributable to these contracts and is paid to Northwestern Mutual. For these contracts, the rates may be increased or decreased by the Board of Trustees of Northwestern Mutual not to exceed 1% and 1.5% annual rates, respectively.

For Network Edition contracts issued on or after October 16, 2006, the deduction for mortality and expense risks is determined daily at an annual rate of 0.35% of the net assets of each Division attributable to these contracts and is paid to Northwestern Mutual. For these contracts, the rate may be increased by the Board of Trustees of Northwestern Mutual not to exceed 0.75% annual rate. For Network Edition contracts purchased before April 30, 2008, the current mortality and expense risk charges will not be increased before May 1, 2012.

On June 5, 2009, the tax qualified employee savings plan sponsored by Northwestern Mutual surrendered its group annuity contract in the account. The surrender totaled $134,474,353.

5.	Subsequent Events

No events have occurred subsequent to December 31, 2010 that require disclosure or adjustment to the financial statements at that date or through the date of issuance.

6.	Financial Highlights

  (For a unit outstanding during the period)

	As of the respective period end date:			For the respective period ended:

Division	Units Outstanding	Unit Value, Lowest to Highest	Net Assets (000’s)	Dividend Income as a % of Average Net Assets	Expense Ratio, Lowest to Highest	Total Return, Lowest to Highest (2)

Growth Stock
Year Ended 12/31/10	470	$ 0.945056 to $32.998214	$1,452	0.76%	0.00% to 1.25%	10.98% to 12.37%
Year Ended 12/31/09	816	$0.843984 to $29.365924	$1,945	0.51%	0.00% to 1.25%	35.47% to 37.17%
Year Ended 12/31/08	1,069	$0.617447 to $21.408736	$6,339	1.37%	0.00% to 1.25%	(39.62)% to (38.86)%
Year Ended 12/31/07	1,767	$1.013437 to $35.015115	$31,666	0.88%	0.00% to 1.25%	7.83% to 9.20%
Year Ended 12/31/06	1,951	$0.931362 to $32.066403	$29,480	0.75%	0.00% to 1.25%	3.67% to 9.57%

Focused Appreciation
Year Ended 12/31/10	656	$1.896360 to $20.869750	$1,438	0.00%	0.00% to 1.25%	7.98% to 9.33%
Year Ended 12/31/09	580	$1.756290 to $19.088595	$1,171	0.00%	0.00% to 1.25%	40.71% to 42.47%
Year Ended 12/31/08	578	$1.248176 to $13.397864	$802	0.36%	0.00% to 1.25%	(40.76)% to (40.01)%
Year Ended 12/31/07	475	$2.106906 to $22.333276	$1,049	0.05%	0.00% to 1.25%	25.26% to 26.84%
Year Ended 12/31/06	367	$1.682068 to $17.607745	$647	0.35%	0.00% to 1.25%	3.58% to 4.88%

Large Cap Core Stock
Year Ended 12/31/10	717	$0.953769 to $26.477036	$1,520	1.20%	0.00% to 1.25%	11.51% to 12.91%
Year Ended 12/31/09	814	$0.847680 to $23.449551	$1,667	0.83%	0.00% to 1.25%	27.73% to 29.33%
Year Ended 12/31/08	1,044	$0.657733 to $18.131181	$5,675	2.08%	0.00% to 1.25%	(39.50)% to (38.74)%
Year Ended 12/31/07	1,739	$1.077473 to $29.597322	$27,873	1.16%	0.00% to 1.25%	7.76% to 9.12%
Year Ended 12/31/06	1,947	$0.990903 to $27.123722	$24,567	1.07%	0.00% to 1.25%	3.70% to 11.49%

Large Cap Blend (1)
Year Ended 12/31/10	299	$0.776814 to $8.133668	$240	0.91%	0.00% to 1.25%	12.88% to 14.29%
Year Ended 12/31/09	222	$0.688193 to $7.116544	$156	1.13%	0.00% to 1.25%	25.82% to 27.40%
Year Ended 12/31/08	178	$0.546962 to $5.585947	$98	0.97%	0.00% to 1.25%	(40.99)% to (40.25)%
Year Ended 12/31/07	87	$0.926940 to $9.348429	$81	0.85%	0.00% to 1.25%	(7.30)% to (6.52)%

(1)	Division commenced operations on April 30, 2007.
(2)	Total return includes deductions for management and other expenses; it excludes deductions for sales loads and other charges. Returns are not annualized for periods less than one year.
(3)	Total return reflects the effect of a one-time class action settlement received on June 18, 2009. Absent the payment, the returns would have ranged from 30.36% to 31.99% for the Mid Cap Growth Stock Division, from 30.74% to 32.39% for the International Equity Division and from (0.64)% to 0.61% for the Money Market Division.

NML Variable Annuity Account C

Notes to Financial Statements

December 31, 2010

	As of the respective period end date:			For the respective period ended:

Division	Units Outstanding	Unit Value, Lowest to Highest	Net Assets (000’s)	Dividend Income as a % of Average Net Assets	Expense Ratio, Lowest to Highest	Total Return, Lowest to Highest (2)

Index 500 Stock
Year Ended 12/31/10	1,452	$1.007582 to $58.583796	$6,040	1.97%	0.00% to 1.25%	13.47% to 14.89%
Year Ended 12/31/09	1,527	$0.880039 to $50.989051	$6,158	1.00%	0.00% to 1.25%	24.83% to 26.40%
Year Ended 12/31/08	2,502	$0.698694 to $40.340674	$33,261	2.59%	0.00% to 1.25%	(37.73)% to (36.94)%
Year Ended 12/31/07	3,312	$1.111903 to $63.972521	$95,705	1.62%	0.00% to 1.25%	4.11% to 5.43%
Year Ended 12/31/06	3,443	$1.058385 to $60.678957	$97,292	1.58%	0.00% to 1.25%	4.18% to 15.62%

Large Company Value (1)
Year Ended 12/31/10	238	$0.754864 to $7.904105	$185	1.47%	0.00% to 1.25%	9.58% to 10.95%
Year Ended 12/31/09	230	$0.688889 to $7.123912	$161	2.03%	0.00% to 1.25%	19.20% to 20.70%
Year Ended 12/31/08	181	$0.577921 to $5.902173	$106	4.33%	0.00% to 1.25%	(38.02)% to (37.23)%
Year Ended 12/31/07	7	$0.932366 to $9.403163	$7	1.52%	0.00% to 1.25%	(6.75)% to (5.97)%

Domestic Equity
Year Ended 12/31/10	819	$1.158641 to $13.033112	$1,021	2.25%	0.00% to 1.25%	13.20% to 14.62%
Year Ended 12/31/09	1,026	$1.023538 to $11.370681	$1,114	3.44%	0.00% to 1.25%	27.92% to 29.52%
Year Ended 12/31/08	996	$0.800161 to $8.778981	$858	2.84%	0.00% to 1.25%	(39.26)% to (38.49)%
Year Ended 12/31/07	1,018	$1.317376 to $14.273423	$1,528	1.47%	0.00% to 1.25%	(7.50)% to (6.33)%
Year Ended 12/31/06	932	$1.424141 to $15.237722	$1,418	0.00%	0.00% to 1.25%	3.17% to 16.56%

Equity Income
Year Ended 12/31/10	522	$1.529461 to $16.832155	$958	1.80%	0.00% to 1.25%	13.90% to 15.33%
Year Ended 12/31/09	473	$1.342833 to $14.595160	$762	2.98%	0.00% to 1.25%	23.04% to 24.58%
Year Ended 12/31/08	390	$1.091416 to $11.715261	$534	0.03%	0.00% to 1.25%	(36.61)% to (35.81)%
Year Ended 12/31/07	312	$1.721722 to $18.250431	$688	2.13%	0.00% to 1.25%	1.97% to 3.26%
Year Ended 12/31/06	200	$1.688469 to $17.674755	$361	2.45%	0.00% to 1.25%	5.32% to 19.15%

Mid Cap Growth Stock
Year Ended 12/31/10	875	$1.046214 to $71.778944	$5,057	0.27%	0.00% to 1.25%	22.32% to 23.86%
Year Ended 12/31/09	1,109	$0.847659 to $57.953082	$5,360	0.10%	0.00% to 1.25%	30.46% to 32.09% (3)
Year Ended 12/31/08	1,708	$0.643955 to $43.872392	$26,752	0.34%	0.00% to 1.25%	(40.83)% to (40.08)%
Year Ended 12/31/07	2,297	$1.078509 to $73.219863	$87,295	0.76%	0.00% to 1.25%	19.19% to 20.70%
Year Ended 12/31/06	2,537	$0.896717 to $60.663705	$76,225	0.12%	0.00% to 1.25%	2.67% to 4.40%

Index 400 Stock
Year Ended 12/31/10	420	$2.018189 to $25.934506	$1,056	1.03%	0.00% to 1.25%	24.73% to 26.29%
Year Ended 12/31/09	514	$1.603663 to $20.535699	$960	0.30%	0.00% to 1.25%	35.30% to 37.00%
Year Ended 12/31/08	1,208	$1.174655 to $14.989442	$10,985	1.86%	0.00% to 1.25%	(37.07)% to (36.28)%
Year Ended 12/31/07	2,286	$1.849846 to $23.522236	$40,003	1.27%	0.00% to 1.25%	6.58% to 7.93%
Year Ended 12/31/06	2,186	$1.720014 to $21.794434	$35,689	1.08%	0.00% to 1.25%	2.64% to 10.04%

Mid Cap Value
Year Ended 12/31/10	287	$1.660995 to $18.279525	$547	1.44%	0.00% to 1.25%	18.44% to 19.93%
Year Ended 12/31/09	249	$1.402378 to $15.242180	$405	1.16%	0.00% to 1.25%	21.71% to 23.24%
Year Ended 12/31/08	254	$1.152226 to $12.367958	$333	0.00%	0.00% to 1.25%	(35.88)% to (35.07)%
Year Ended 12/31/07	293	$1.796945 to $19.047672	$612	0.78%	0.00% to 1.25%	(1.41)% to (0.16)%
Year Ended 12/31/06	247	$1.822606 to $19.078717	$454	0.95%	0.00% to 1.25%	3.35% to 14.49%

Small Cap Growth Stock
Year Ended 12/31/10	379	$1.270262 to $29.671998	$841	0.73%	0.00% to 1.25%	24.29% to 25.85%
Year Ended 12/31/09	402	$1.012887 to $23.577314	$841	0.05%	0.00% to 1.25%	29.55% to 31.17%
Year Ended 12/31/08	863	$0.774891 to $17.974245	$8,753	0.22%	0.00% to 1.25%	(44.57)% to (43.87)%
Year Ended 12/31/07	1,618	$1.385379 to $32.021844	$38,742	0.08%	0.00% to 1.25%	8.18% to 9.54%
Year Ended 12/31/06	1,631	$1.269179 to $29.232653	$37,153	0.00%	0.00% to 1.25%	2.24% to 6.68%

Index 600 Stock (1)
Year Ended 12/31/10	87	$0.973013 to $10.188115	$86	2.37%	0.00% to 1.25%	24.34% to 25.90%
Year Ended 12/31/09	143	$0.782515 to $8.092006	$113	4.76%	0.00% to 1.25%	23.62% to 25.17%
Year Ended 12/31/08	67	$0.633010 to $6.464722	$43	0.00%	0.00% to 1.25%	(32.16)% to (31.30)%
Year Ended 12/31/07	9	$0.933101 to $9.410605	$9	0.00%	0.00% to 1.25%	(6.68)% to (5.89)%

Small Cap Value
Year Ended 12/31/10	452	$2.002032 to $22.519799	$1,072	1.09%	0.00% to 1.25%	20.44% to 21.95%
Year Ended 12/31/09	456	$1.662307 to $18.466637	$850	0.84%	0.00% to 1.25%	26.59% to 28.18%
Year Ended 12/31/08	460	$1.313119 to $14.406429	$702	0.36%	0.00% to 1.25%	(29.03)% to (28.13)%
Year Ended 12/31/07	502	$1.850222 to $20.045927	$1,113	0.41%	0.00% to 1.25%	(2.07)% to (0.83)%
Year Ended 12/31/06	478	$1.889257 to $20.213417	$1,098	0.28%	0.00% to 1.25%	4.24% to 16.55%

(1)	Division commenced operations on April 30, 2007.
(2)	Total return includes deductions for management and other expenses; it excludes deductions for sales loads and other charges. Returns are not annualized for periods less than one year.
(3)	Total return reflects the effect of a one-time class action settlement received on June 18, 2009. Absent the payment, the returns would have ranged from 30.36% to 31.99% for the Mid Cap Growth Stock Division, from 30.74% to 32.39% for the International Equity Division and from (0.64)% to 0.61% for the Money Market Division.

NML Variable Annuity Account C

Notes to Financial Statements

December 31, 2010

	As of the respective period end date:			For the respective period ended:

Division	Units Outstanding	Unit Value, Lowest to Highest	Net Assets (000’s)	Dividend Income as a % of Average Net Assets	Expense Ratio, Lowest to Highest	Total Return, Lowest to Highest (2)

International Growth
Year Ended 12/31/10	372	$1.486506 to $16.720938	$743	0.93%	0.00% to 1.25%	14.99% to 16.43%
Year Ended 12/31/09	782	$1.292776 to $14.361577	$1,173	0.66%	0.00% to 1.25%	21.64% to 23.16%
Year Ended 12/31/08	792	$1.062818 to $11.660588	$986	1.59%	0.00% to 1.25%	(46.86)% to (46.19)%
Year Ended 12/31/07	925	$1.999925 to $21.668250	$2,048	0.82%	0.00% to 1.25%	11.22% to 12.62%
Year Ended 12/31/06	528	$1.798235 to $19.240066	$1,110	0.20%	0.00% to 1.25%	12.19% to 21.48%

Research International Core (1)
Year Ended 12/31/10	159	$0.841136 to $8.807210	$137	1.67%	0.00% to 1.25%	9.68% to 11.05%
Year Ended 12/31/09	159	$0.766928 to $7.930688	$123	1.92%	0.00% to 1.25%	29.20% to 30.82%
Year Ended 12/31/08	82	$0.593588 to $6.062070	$49	1.88%	0.00% to 1.25%	(43.25)% to (42.54)%
Year Ended 12/31/07	32	$1.046028 to $10.549408	$33	2.42%	0.00% to 1.25%	4.61% to 5.49%

International Equity
Year Ended 12/31/10	1,630	$1.559174 to $4.095847	$4,169	2.86%	0.00% to 1.25%	6.34% to 7.67%
Year Ended 12/31/09	1,862	$1.453155 to $3.803991	$4,928	1.53%	0.00% to 1.25%	31.46% to 33.11%	(3)
Year Ended 12/31/08	9,892	$1.095512 to $2.857743	$26,797	3.17%	0.00% to 1.25%	(44.48)% to (43.78)%
Year Ended 12/31/07	25,246	$1.955614 to $5.083451	$126,093	1.87%	0.00% to 1.25%	16.59% to 18.06%
Year Ended 12/31/06	22,616	$1.662262 to $4.305729	$96,338	1.70%	0.00% to 1.25%	10.07% to 30.90%

Emerging Markets Equity (1)
Year Ended 12/31/10	612	$1.123423 to $11.762676	$732	0.94%	0.00% to 1.25%	22.55% to 24.08%
Year Ended 12/31/09	396	$0.916732 to $9.479669	$391	1.39%	0.00% to 1.25%	67.63% to 69.73%
Year Ended 12/31/08	204	$0.546886 to $5.585112	$148	3.23%	0.00% to 1.25%	(55.78)% to (55.22)%
Year Ended 12/31/07	89	$1.236747 to $12.472687	$147	0.72%	0.00% to 1.25%	23.69% to 24.73%

Money Market
Year Ended 12/31/10	1,312	$1.274791 to $41.380226	$2,834	0.29%	0.00% to 1.25%	(0.95)% to 0.29%
Year Ended 12/31/09	1,646	$1.275502 to $41.258586	$3,499	0.82%	0.00% to 1.25%	(0.49)% to 0.76%	(3)
Year Ended 12/31/08	2,284	$1.270343 to $40.947848	$5,239	2.61%	0.00% to 1.25%	1.48% to 2.76%
Year Ended 12/31/07	1,291	$1.240571 to $39.847990	$2,721	5.41%	0.00% to 1.25%	3.97% to 5.28%
Year Ended 12/31/06	1,660	$1.182475 to $37.848488	$3,911	4.72%	0.00% to 1.25%	1.02% to 4.86%

Short–Term Bond (1)
Year Ended 12/31/10	1,311	$1.123849 to $11.766917	$1,488	6.29%	0.00% to 1.25%	2.35% to 3.63%
Year Ended 12/31/09	366	$1.098062 to $11.354253	$408	1.89%	0.00% to 1.25%	5.89% to 7.22%
Year Ended 12/31/08	12	$1.036955 to $10.589461	$12	2.52%	0.00% to 1.25%	1.44% to 2.71%
Year Ended 12/31/07	1	$1.022274 to $10.309708	$1	2.04%	0.00% to 1.25%	2.24% to 3.10%

Select Bond
Year Ended 12/31/10	1,068	$1.915070 to $181.992325	$4,269	3.69%	0.00% to 1.25%	5.27% to 6.59%
Year Ended 12/31/09	1,024	$1.803021 to $170.745431	$4,547	3.10%	0.00% to 1.25%	8.01% to 9.37%
Year Ended 12/31/08	976	$1.654323 to $156.116892	$9,913	5.45%	0.00% to 1.25%	1.97% to 3.26%
Year Ended 12/31/07	877	$1.607800 to $151.194364	$14,420	3.86%	0.00% to 1.25%	5.07% to 6.39%
Year Ended 12/31/06	619	$1.516531 to $142.110273	$14,172	3.91%	0.00% to 1.25%	1.62% to 3.74%

Long–Term U.S Government Bond (1)
Year Ended 12/31/10	187	$1.276411 to $13.364058	$283	4.95%	0.00% to 1.25%	9.25% to 10.62%
Year Ended 12/31/09	160	$1.168325 to $12.080758	$222	0.04%	0.00% to 1.25%	(8.14)% to (6.98)%
Year Ended 12/31/08	68	$1.271820 to $12.987703	$122	1.92%	0.00% to 1.25%	19.26% to 20.76%
Year Ended 12/31/07	1	$1.066436 to $10.755061	$2	13.57%	0.00% to 1.25%	6.65% to 7.55%

Inflation Protection Bond (1)
Year Ended 12/31/10	336	$1.168621 to $12.235594	$504	4.14%	0.00% to 1.25%	4.29% to 5.60%
Year Ended 12/31/09	201	$1.120557 to $11.586945	$315	2.79%	0.00% to 1.25%	8.62% to 9.98%
Year Ended 12/31/08	125	$1.031635 to $10.535144	$297	5.26%	0.00% to 1.25%	(2.61)% to (1.38)%
Year Ended 12/31/07	10	$1.059280 to $10.682900	$12	15.12%	0.00% to 1.25%	5.94% to 6.83%

High Yield Bond
Year Ended 12/31/10	300	$2.061124 to $34.475967	$833	7.41%	0.00% to 1.25%	13.14% to 14.56%
Year Ended 12/31/09	328	$1.805518 to $30.094875	$818	4.38%	0.00% to 1.25%	43.59% to 45.39%
Year Ended 12/31/08	527	$1.246182 to $20.699102	$2,507	10.22%	0.00% to 1.25%	(22.33)% to (21.35)%
Year Ended 12/31/07	626	$1.590018 to $26.317469	$6,596	6.20%	0.00% to 1.25%	1.10% to 2.38%
Year Ended 12/31/06	599	$1.558583 to $25.706496	$6,351	6.78%	0.00% to 1.25%	3.16% to 9.77%

(1)	Division commenced operations on April 30, 2007.
(2)	Total return includes deductions for management and other expenses; it excludes deductions for sales loads and other charges. Returns are not annualized for periods less than one year.
(3)	Total return reflects the effect of a one-time class action settlement received on June 18, 2009. Absent the payment, the returns would have ranged from 30.36% to 31.99% for the Mid Cap Growth Stock Division, from 30.74% to 32.39% for the International Equity Division and from (0.64)% to 0.61% for the Money Market Division.

NML Variable Annuity Account C

Notes to Financial Statements

December 31, 2010

	As of the respective period end date:			For the respective period ended:

Division	Units Outstanding	Unit Value, Lowest to Highest	Net Assets (000’s)	Dividend Income as a % of Average Net Assets	Expense Ratio, Lowest to Highest	Total Return, Lowest to Highest (2)

Multi–Sector Bond (1)
Year Ended 12/31/10	405	$1.242452 to $13.008698	$594	7.28%	0.00% to 1.25%	11.78% to 13.19%
Year Ended 12/31/09	333	$1.111473 to $11.493079	$441	3.30%	0.00% to 1.25%	20.56% to 22.08%
Year Ended 12/31/08	224	$0.921898 to $9.414703	$282	9.52%	0.00% to 1.25%	(8.02)% to (6.86)%
Year Ended 12/31/07	53	$1.002320 to $10.108530	$54	5.58%	0.00% to 1.25%	0.24% to 1.09%

Balanced
Year Ended 12/31/10	1,956	$1.376613 to $137.200077	$14,320	2.10%	0.00% to 1.25%	10.57% to 11.96%
Year Ended 12/31/09	2,235	$1.233923 to $122.549243	$15,683	3.50%	0.00% to 1.25%	19.93% to 21.43%
Year Ended 12/31/08	2,721	$1.019693 to $100.918470	$28,224	1.46%	0.00% to 1.25%	(23.69)% to (22.72)%
Year Ended 12/31/07	3,215	$1.324207 to $130.596514	$67,090	3.04%	0.00% to 1.25%	4.83% to 6.15%
Year Ended 12/31/06	3,175	$1.251906 to $123.031604	$69,232	2.89%	0.00% to 1.25%	3.01% to 10.42%

Asset Allocation
Year Ended 12/31/10	1,158	$1.338348 to $15.054442	$1,728	2.94%	0.00% to 1.25%	11.61% to 13.01%
Year Ended 12/31/09	1,302	$1.199154 to $13.321541	$1,738	2.99%	0.00% to 1.25%	25.51% to 27.09%
Year Ended 12/31/08	1,327	$0.955398 to $10.482012	$1,411	3.21%	0.00% to 1.25%	(31.00)% to (30.13)%
Year Ended 12/31/07	1,525	$1.384559 to $15.001132	$2,317	2.35%	0.00% to 1.25%	8.03% to 9.40%
Year Ended 12/31/06	1,414	$1.281584 to $13.712349	$2,030	1.94%	0.00% to 1.25%	4.37% to 9.91%

Fidelity VIP Mid Cap
Year Ended 12/31/10	447	$2.645449 to $29.113348	$1,351	0.13%	0.00% to 1.25%	26.98% to 28.57%
Year Ended 12/31/09	422	$2.083395 to $22.643898	$1,007	0.47%	0.00% to 1.25%	38.02% to 39.75%
Year Ended 12/31/08	461	$1.509505 to $16.202990	$823	0.23%	0.00% to 1.25%	(40.36)% to (39.61)%
Year Ended 12/31/07	503	$2.530987 to $26.828755	$1,480	0.47%	0.00% to 1.25%	13.90% to 15.34%
Year Ended 12/31/06	444	$2.222115 to $23.260937	$1,129	0.16%	0.00% to 1.25%	4.86% to 12.40%

Fidelity VIP Contrafund (1)
Year Ended 12/31/10	963	$0.969284 to $10.148873	$1,077	1.09%	0.00% to 1.25%	15.48% to 16.93%
Year Ended 12/31/09	766	$0.839369 to $8.679754	$757	1.33%	0.00% to 1.25%	33.79% to 35.47%
Year Ended 12/31/08	563	$0.627398 to $6.407219	$457	1.17%	0.00% to 1.25%	(43.40)% to (42.69)%
Year Ended 12/31/07	313	$1.108565 to $11.179915	$383	1.55%	0.00% to 1.25%	10.87% to 11.80%

Neuberger Berman AMT Socially Responsive (1)
Year Ended 12/31/10	180	$0.951436 to $9.961969	$173	0.04%	0.00% to 1.25%	21.33% to 22.85%
Year Ended 12/31/09	134	$0.784155 to $8.108774	$106	2.71%	0.00% to 1.25%	29.80% to 31.43%
Year Ended 12/31/08	91	$0.604143 to $6.169811	$55	3.41%	0.00% to 1.25%	(40.20)% to (39.44)%
Year Ended 12/31/07	12	$1.010221 to $10.188221	$13	0.12%	0.00% to 1.25%	1.03% to 1.88%

Russell Multi–Style Equity
Year Ended 12/31/10	1,302	$0.923622 to $10.686543	$1,267	0.92%	0.00% to 1.25%	15.02% to 16.46%
Year Ended 12/31/09	1,463	$0.803032 to $9.176223	$1,233	1.31%	0.00% to 1.25%	29.77% to 31.40%
Year Ended 12/31/08	1,347	$0.618811 to $6.983334	$871	1.46%	0.00% to 1.25%	(41.31)% to (40.56)%
Year Ended 12/31/07	1,565	$1.054304 to $11.749485	$1,802	0.99%	0.00% to 1.25%	8.98% to 10.36%
Year Ended 12/31/06	2,036	$0.967415 to $10.646608	$2,233	0.94%	0.00% to 1.25%	3.39% to 12.75%

Russell Aggressive Equity
Year Ended 12/31/10	239	$1.445652 to $17.202203	$364	0.47%	0.00% to 1.25%	23.33% to 24.88%
Year Ended 12/31/09	292	$1.161700 to $13.775086	$360	0.51%	0.00% to 1.25%	29.77% to 31.39%
Year Ended 12/31/08	312	$0.887231 to $10.483725	$295	0.86%	0.00% to 1.25%	(43.63)% to (42.92)%
Year Ended 12/31/07	570	$1.559776 to $18.365962	$955	0.38%	0.00% to 1.25%	2.13% to 3.42%
Year Ended 12/31/06	522	$1.513536 to $17.758799	$852	0.19%	0.00% to 1.25%	3.31% to 14.79%

Russell Non–U.S.
Year Ended 12/31/10	861	$1.180537 to $14.635995	$1,130	0.90%	0.00% to 1.25%	10.04% to 11.42%
Year Ended 12/31/09	873	$1.063216 to $13.135524	$1,037	2.87%	0.00% to 1.25%	24.92% to 26.49%
Year Ended 12/31/08	872	$0.843523 to $10.384851	$840	0.00%	0.00% to 1.25%	(43.13)% to (42.41)%
Year Ended 12/31/07	969	$1.469891 to $18.032632	$1,667	2.44%	0.00% to 1.25%	8.74% to 10.12%
Year Ended 12/31/06	989	$1.339553 to $16.375774	$1,592	2.47%	0.00% to 1.25%	8.74% to 23.64%

Russell Real Estate Securities
Year Ended 12/31/10	438	$2.737367 to $31.671345	$1,458	2.21%	0.00% to 1.25%	21.40% to 22.92%
Year Ended 12/31/09	756	$2.254880 to $25.765834	$1,890	5.80%	0.00% to 1.25%	27.34% to 28.94%
Year Ended 12/31/08	1,168	$1.770725 to $19.982226	$10,790	1.90%	0.00% to 1.25%	(37.48)% to (36.68)%
Year Ended 12/31/07	1,765	$2.832067 to $31.559603	$33,291	2.08%	0.00% to 1.25%	(16.91)% to (15.86)%
Year Ended 12/31/06	2,144	$3.408298 to $37.506853	$57,144	1.98%	0.00% to 1.25%	5.38% to 35.84%

(1)	Division commenced operations on April 30, 2007.
(2)	Total return includes deductions for management and other expenses; it excludes deductions for sales loads and other charges. Returns are not annualized for periods less than one year.
(3)	Total return reflects the effect of a one-time class action settlement received on June 18, 2009. Absent the payment, the returns would have ranged from 30.36% to 31.99% for the Mid Cap Growth Stock Division, from 30.74% to 32.39% for the International Equity Division and from (0.64)% to 0.61% for the Money Market Division.

NML Variable Annuity Account C

Notes to Financial Statements

December 31, 2010

	As of the respective period end date:			For the respective period ended:

Division	Units Outstanding	Unit Value, Lowest to Highest	Net Assets (000’s)	Dividend Income as a % of Average Net Assets	Expense Ratio, Lowest to Highest	Total Return, Lowest to Highest (2)

Russell Core Bond
Year Ended 12/31/10	1,040	$1.706840 to $19.746605	$2,032	3.83%	0.00% to 1.25%	8.66% to 10.02%
Year Ended 12/31/09	1,229	$1.570866 to $17.945158	$2,153	4.79%	0.00% to 1.25%	14.38% to 15.81%
Year Ended 12/31/08	1,128	$1.373433 to $15.497865	$1,732	3.96%	0.00% to 1.25%	(4.76)% to (3.57)%
Year Ended 12/31/07	1,244	$1.442151 to $16.070912	$1,892	5.14%	0.00% to 1.25%	5.91% to 7.24%
Year Ended 12/31/06	1,339	$1.361728 to $14.985609	$1,880	4.44%	0.00% to 1.25%	1.27% to 3.72%

Russell LifePoints Moderate Strategy (1)
Year Ended 12/31/10	313	$1.091278 to $11.426097	$342	4.34%	0.00% to 1.25%	11.23% to 12.62%
Year Ended 12/31/09	340	$0.981117 to $10.145364	$334	3.05%	0.00% to 1.25%	20.93% to 22.45%
Year Ended 12/31/08	3	$0.811324 to $8.285537	$2	1.87%	0.00% to 1.25%	(20.97)% to (19.97)%
Year Ended 12/31/07	–	$1.026594 to $10.353398	$–	1.83%	0.00% to 1.25%	2.67% to 3.53%

Russell LifePoints Balanced Strategy (1)
Year Ended 12/31/10	1,153	$1.021321 to $10.693804	$1,207	3.84%	0.00% to 1.25%	12.65% to 14.06%
Year Ended 12/31/09	1,019	$0.906670 to $9.375663	$939	3.22%	0.00% to 1.25%	23.93% to 25.49%
Year Ended 12/31/08	693	$0.731582 to $7.471276	$515	2.45%	0.00% to 1.25%	(28.18)% to (27.27)%
Year Ended 12/31/07	177	$1.018600 to $10.272804	$182	5.18%	0.00% to 1.25%	1.87% to 2.73%

Russell LifePoints Growth Strategy (1)
Year Ended 12/31/10	590	$0.948175 to $9.927918	$568	2.92%	0.00% to 1.25%	13.64% to 15.06%
Year Ended 12/31/09	593	$0.834382 to $8.628185	$500	2.42%	0.00% to 1.25%	26.99% to 28.59%
Year Ended 12/31/08	154	$0.657020 to $6.709831	$102	1.78%	0.00% to 1.25%	(35.12)% to (34.30)%
Year Ended 12/31/07	96	$1.012636 to $10.212641	$97	3.70%	0.00% to 1.25%	1.27% to 2.13%

Russell LifePoints Equity Growth Strategy (1)
Year Ended 12/31/10	456	$0.862730 to $9.033430	$395	2.80%	0.00% to 1.25%	13.67% to 15.09%
Year Ended 12/31/09	468	$0.759004 to $7.848817	$356	0.81%	0.00% to 1.25%	29.20% to 30.83%
Year Ended 12/31/08	116	$0.587444 to $5.999321	$69	0.57%	0.00% to 1.25%	(41.49)% to (40.75)%
Year Ended 12/31/07	60	$1.003947 to $10.124977	$60	2.51%	0.00% to 1.25%	0.41% to 1.25%

(1)	Division commenced operations on April 30, 2007.
(2)	Total return includes deductions for management and other expenses; it excludes deductions for sales loads and other charges. Returns are not annualized for periods less than one year.
(3)	Total return reflects the effect of a one-time class action settlement received on June 18, 2009. Absent the payment, the returns would have ranged from 30.36% to 31.99% for the Mid Cap Growth Stock Division, from 30.74% to 32.39% for the International Equity Division and from (0.64)% to 0.61% for the Money Market Division.

Report of Independent Registered Public Accounting Firm

To The Northwestern Mutual Life Insurance Company and

  Contract Owners of NML Variable Annuity Account C

In our opinion, the accompanying statements of assets and liabilities, the related statements of operations, and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the NML Variable Annuity Account C and its Growth Stock Division, Focused Appreciation Division, Large Cap Core Stock Division, Large Cap Blend Division, Index 500 Stock Division, Large Company Value Division, Domestic Equity Division, Equity Income Division, Mid Cap Growth Stock Division, Index 400 Stock Division, Mid Cap Value Division, Small Cap Growth Stock Division, Index 600 Stock Division, Small Cap Value Division, International Growth Division, Research International Core Division, International Equity Division, Emerging Markets Equity Division, Money Market Division, Short-Term Bond Division, Select Bond Division, Long Term U.S. Government Bond Division, Inflation Protection Division, High Yield Bond Division, Multi-Sector Bond Division, Balanced Division, Asset Allocation Division, Fidelity VIP Mid Cap Division, Fidelity VIP Contrafund Division, Neuberger Berman AMT Socially Responsive Division, Russell Multi-Style Equity Division, Russell Aggressive Equity Division, Russell Non-US Division, Russell Real Estate Securities Division, Russell Core Bond Division, Russell LifePoints Moderate Strategy Division, Russell LifePoints Balanced Strategy Division, Russell LifePoints Growth Strategy Division, and Russell LifePoints Equity Growth Strategy Division at December 31, 2010, and the results of each of their operations, the changes in each of their net assets and their financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of The Northwestern Mutual Life Insurance Company’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included direct confirmation of securities owned at December 31, 2010 with Northwestern Mutual Series Fund, Inc., Fidelity Variable Insurance Products, Neuberger Berman Advisers Management Trust and the Russell Investment Funds, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

February 18, 2011

The following consolidated financial statements of Northwestern Mutual should be considered only as bearing upon the ability of Northwestern Mutual to meet its obligations under the Contract.

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Consolidated Statement of Financial Position

(in millions)

	December 31,
	2010	2009

Assets:
Bonds	$96,829	$91,004
Mortgage loans	21,291	21,024
Policy loans	14,472	13,717
Common and preferred stocks	9,170	5,918
Real estate	1,619	1,582
Other investments	9,902	8,587
Cash and temporary investments	1,928	2,610

Total investments	155,211	144,442

Due and accrued investment income	1,732	1,632
Net deferred tax assets	1,924	2,359
Deferred premium and other assets	2,508	2,403
Separate account assets	18,663	16,344

Total assets	$180,038	$167,180

Liabilities and Surplus:
Reserves for policy benefits	$133,066	$125,025
Policyowner dividends payable	4,859	4,730
Interest maintenance reserve	811	519
Asset valuation reserve	3,250	1,843
Income taxes payable	398	288
Other liabilities	4,606	6,028
Separate account liabilities	18,663	16,344

Total liabilities	165,653	154,777

Surplus:
Surplus notes	1,750	-
Unassigned surplus	12,635	12,403

Total surplus	14,385	12,403

Total liabilities and surplus	$180,038	$167,180

The accompanying notes are an integral part of these financial statements.

The Northwestern Mutual Life Insurance Company

Consolidated Statement of Operations

(in millions)

	For the year ended December 31,
	2010	2009	2008

Revenue:
Premiums	$14,252	$13,062	$13,551
Net investment income	8,306	7,772	7,835
Other income	551	532	537

Total revenue	23,109	21,366	21,923

Benefits and expenses:
Benefit payments to policyowners and beneficiaries	6,876	6,807	6,071
Net additions to policy benefit reserves	7,950	7,178	8,491
Net transfers to (from) separate accounts	382	(40)	(102)

Total benefits	15,208	13,945	14,460

Commissions and operating expenses	2,320	2,189	2,070

Total benefits and expenses	17,528	16,134	16,530

Gain from operations before dividends and taxes	5,581	5,232	5,393

Policyowner dividends	4,861	4,715	4,547

Gain from operations before taxes	720	517	846
Income tax expense (benefit)	(224)	42	(304)

Net gain from operations	944	475	1,150
Net realized capital gains (losses)	(188)	(154)	(667)

Net income	$756	$321	$483

The accompanying notes are an integral part of these financial statements.

The Northwestern Mutual Life Insurance Company

Consolidated Statement of Changes in Surplus

(in millions)

	For the year ended December 31,
	2010	2009	2008

Beginning of year balance	$12,403	$12,401	$12,106

Net income	756	321	483

Change in net unrealized capital gains (losses)	1,278	503	(3,483)

Change in net deferred tax assets	(119)	(204)	(20)

Change in nonadmitted assets and other	(276)	141	(178)

Change in asset valuation reserve	(1,407)	(820)	2,664

Change in surplus notes	1,750	-	-

Change in accounting principle	-	61	829

Net increase in surplus	1,982	2	295

End of year balance	$14,385	$12,403	$12,401

The accompanying notes are an integral part of these financial statements.

The Northwestern Mutual Life Insurance Company

Consolidated Statement of Cash Flows

(in millions)

	For the year ended December 31,
	2010	2009	2008
Cash flows from operating activities:
Premiums and other income received	$10,169	$9,264	$9,379
Investment income received	8,309	7,779	7,838
Benefit payments to policyowners and beneficiaries	(7,206)	(7,122)	(6,442)
Net transfers (to) from separate accounts	(355)	66	121
Commissions, expenses and taxes paid	(1,988)	(1,644)	(2,115)

Net cash provided by operating activities	8,929	8,343	8,781

Cash flows from investing activities:
Proceeds from investments sold or matured:
Bonds	37,109	41,409	42,698
Common and preferred stocks	7,301	9,057	5,527
Mortgage loans	3,190	2,058	1,811
Real estate	138	460	199
Other investments	1,453	825	1,669

	49,191	53,809	51,904

Cost of investments acquired:
Bonds	42,791	53,306	46,592
Common and preferred stocks	8,970	7,408	5,121
Mortgage loans	3,488	1,411	2,659
Real estate	247	250	118
Other investments	2,350	1,658	2,712

	57,846	64,033	57,202

Disbursement of policy loans, net of repayments	755	834	1,087

Net cash applied to investing activities	(9,410)	(11,058)	(6,385)

Cash flows from financing and miscellaneous sources:
Surplus notes issuance	1,750	-	-
Net inflows (outflows) on deposit-type contracts	56	(20)	(84)
Other cash provided (applied)	(2,007)	538	(52)

Net cash provided by (applied to) financing and miscellaneous sources	(201)	518	(136)

Net increase (decrease) in cash and temporary investments	(682)	(2,197)	2,260

Cash and temporary investments, beginning of year	2,610	4,807	2,547

Cash and temporary investments, end of year	$1,928	$2,610	$4,807

The accompanying notes are an integral part of these financial statements.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

1.	Basis of Presentation

The accompanying consolidated statutory financial statements include the accounts of The Northwestern Mutual Life Insurance Company and its wholly owned subsidiary, Northwestern Long Term Care Insurance Company (together, the “Company”). All intercompany balances and transactions have been eliminated. The Company offers life, annuity, disability and long-term care insurance products to the personal, business and estate markets.

The consolidated financial statements were prepared in accordance with accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin (“statutory basis of accounting”), which are based on the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners (“NAIC”). Financial statements prepared on the statutory basis of accounting differ from financial statements prepared in accordance with generally accepted accounting principles (“GAAP”), primarily because on a GAAP basis: (1) certain policy acquisition costs are deferred and amortized, (2) most bond and preferred stock investments are reported at fair value, (3) policy benefit reserves are established using different actuarial methods and assumptions, (4) deposit-type contracts, for which premiums, benefits and reserve changes are not included in revenue or benefits as reported in the statement of operations, are defined differently, (5) majority-owned, non-insurance subsidiaries are consolidated, (6) changes in deferred taxes are reported as a component of net income and (7) no deferral of realized investment gains and losses is permitted. The effects on the Company’s financial statements attributable to the differences between the statutory basis of accounting and GAAP are material.

Certain accounting practices used by the Company vary from the Accounting Practices and Procedures Manual of the NAIC with the permission of the Office of the Commissioner of Insurance of the State of Wisconsin (“permitted practices”). Permitted practices are used in situations where the NAIC does not provide accounting guidance specific to a transaction entered into by the Company or where the Company and the Office of the Commissioner of Insurance of the State of Wisconsin (“OCI”) agree that an alternative accounting practice would be more appropriate based on the Company’s circumstances.

During 2008, the Company adopted permitted practices regarding valuation of net deferred tax assets (see Note 10) and equity method accounting for the Company’s investment in Frank Russell Company common stock (see Note 11). The Company had previously been granted a permitted practice by the OCI regarding valuation of its oil and gas investments (see Note 3).

2.	Summary of Significant Accounting Policies

The preparation of financial statements in accordance with the statutory basis of accounting requires management to make estimates or assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the annual periods presented. Actual future results could differ from these estimates and assumptions.

Investments

See Notes 3, 4 and 15 regarding the statement value and fair value of the Company’s investments in bonds, mortgage loans, common and preferred stocks, real estate and other investments, including derivative instruments.

Policy Loans

Policy loans represent amounts borrowed from the Company by life insurance policyowners, secured by the cash value of the related policies, and are reported at unpaid principal balance.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

Policy loans earn interest at either a fixed rate established at the time the loan is requested by the policyowner or at a variable rate that is reset annually, with annual interest rates ranging from 5.00% to 8.00% for loans outstanding at December 31, 2010. Policy loans have no stated maturity date, with repayment of principal made at the discretion of the policyowner. Policyowner dividends available on the portion of life insurance cash values that serve as collateral for policy loans are generally determined with reference to the interest rate charged on the policy loan (“direct recognition method”). As a result, the Company considers the unpaid principal balance to approximate fair value for policy loans.

Temporary Investments

Temporary investments represent securities that had maturities of one year or less at purchase, primarily money market funds and short-term commercial paper. These investments are reported at amortized cost, which approximates fair value.

Separate Accounts

Separate account assets and related reserve liabilities represent the segregation of balances attributable to variable life insurance and variable annuity products, as well as a group annuity separate account used to fund certain of the Company’s employee and financial representative benefit plan obligations. All separate account assets are legally insulated from general account claims. Policyowners bear the investment performance risk associated with variable products. Separate account assets related to variable products are invested at the direction of the policyowner in a variety of mutual fund options. Variable annuity policyowners also have the option to invest in fixed rate investment options, which are supported by the assets held in the Company’s general account. Separate account assets are generally reported at fair value based primarily on quoted market prices. See Note 7 for more information about the Company’s separate accounts and Note 8 for more information about the Company’s employee and financial representative benefit plans.

Reserves for Policy Benefits

Reserves for policy benefits represent the net present value of future policy benefits less future policy premiums, calculated using actuarial methods, mortality and morbidity experience tables and valuation interest rates prescribed or permitted by the OCI. These actuarial tables and methods include assumptions regarding future mortality and morbidity experience. Actual future experience could differ from the assumptions used to make these reserve estimates. See Note 5 for more information about the Company’s reserves for policy benefits.

Policyowner Dividends

All life, disability and long-term care insurance policies and certain annuity policies issued by the Company are participating. Annually, the Company’s Board of Trustees approves dividends payable on participating policies during the subsequent fiscal year, which are accrued and charged to operations when approved. Depending on the type of policy they own, participating policyowners generally have the option to direct their dividends to be paid in cash, used to reduce future premiums due, used to purchase additional insurance benefits or left on deposit with the Company to accumulate interest. Dividends used by policyowners to purchase additional insurance benefits are reported as premiums in the consolidated statement of operations but are not included in premiums received or benefit payments in the consolidated statement of cash flows. The Company’s annual declaration of policyowner dividends includes a guarantee of a minimum aggregate amount of dividends to be paid to policyowners as a group in the subsequent calendar year. If this guaranteed amount is greater than the aggregate of actual dividends paid to policyowners in the subsequent year, the difference is paid in the immediately succeeding calendar year.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

Interest Maintenance Reserve

The Company is required to maintain an interest maintenance reserve (“IMR”). The IMR is used to defer realized capital gains and losses, net of income tax, on fixed income investments and derivatives that are attributable to changes in market interest rates, including both changes in risk-free market interest rates and market credit spreads. Net realized capital gains and losses deferred to the IMR are amortized into investment income over the estimated remaining term to maturity of the investment sold or the asset/liability hedged by an interest rate-related derivative instrument.

Asset Valuation Reserve

The Company is required to maintain an asset valuation reserve (“AVR”). The AVR represents a reserve for invested asset valuation using a formula prescribed by the NAIC. The AVR is intended to protect surplus against potential declines in the value of the Company’s investments that are not related to changes in interest rates. Increases or decreases in the AVR are reported as direct adjustments to surplus in the consolidated statement of changes in surplus.

Premium Revenue

Most life insurance premiums are recognized as revenue at the beginning of each respective policy year. Universal life insurance and annuity premiums are recognized as revenue when received. Considerations received on supplementary annuity contracts without life contingencies are deposit-type transactions and excluded from revenue in the consolidated statement of operations. Disability and long-term care insurance premiums are recognized as revenue when due. Premium revenue is reported net of ceded reinsurance. See Note 9 for more information about the Company’s use of reinsurance.

Net Investment Income

Net investment income primarily represents interest and dividends received or accrued on bonds, mortgage loans, common and preferred stocks, policy loans and other investments. Accrued investment income more than 90 days past due is a nonadmitted asset and reported as a direct reduction of surplus in the consolidated statement of changes in surplus. Accruals of investment income for securities that have been determined to be other-than-temporarily impaired are generally suspended. Accrued investment income that is ultimately deemed uncollectible is included as a reduction of net investment income in the period that such determination is made. Net investment income also includes dividends and distributions paid to the Company from accumulated earnings of joint ventures, partnerships and unconsolidated non-insurance subsidiaries and prepayment fees on bonds and mortgage loans. Net investment income is reduced by investment management expenses, real estate depreciation, depletion related to oil and natural gas investments, interest costs associated with securities lending and interest and issuance costs related to the Company’s surplus notes. See Note 3 for more information regarding net investment income. See Note 14 for more information regarding the Company’s surplus notes.

Other Income

Other income primarily represents ceded reinsurance expense allowances and various insurance policy charges. See Note 9 for more information about the Company’s use of reinsurance.

Benefit Payments to Policyowners and Beneficiaries

Benefit payments to policyowners and beneficiaries include death, surrender, disability and long-term care benefits, as well as matured endowments and payments on supplementary annuity contracts that include life contingencies. Benefit payments on supplementary annuity contracts without life contingencies are deposit-type transactions and excluded from benefits in the consolidated statement of operations. Benefit payments are reported net of ceded reinsurance recoveries. See Note 9 for more information about the Company’s use of reinsurance.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

Beneficiaries of the Company’s life insurance policies can choose any one of three options for payment of death benefits: (1) a single lump sum payment; (2) a payment plan consisting of a series of scheduled payments; or (3) deposit of the proceeds into an interest-bearing retained asset account (“Access Fund”). If the death benefit is $20,000 or greater and the beneficiary does not choose either of the first two options above, the proceeds will automatically be deposited into an Access Fund account on behalf of the beneficiary. The beneficiary receives negotiable drafts that they can use to access the balance in their account at their discretion.

Access Fund accounts are credited with interest at short-term market rates, with certain accounts subject to guaranteed minimum crediting rates. Access Fund accounts were credited with interest at annual rates ranging from 0.02% to 3.50% during 2010 and 0.03% to 3.50% during 2009. The Company does not charge beneficiaries any fee to establish or maintain an Access Fund account. Fees may be assessed for special account services such as stop-payment requests, drafts returned for insufficient funds or wire transfers.

At each of December 31, 2010 and 2009, the total of Access Fund account balances held by the Company on behalf of beneficiaries was $1.2 billion and is included in reserves for policy benefits in the consolidated statement of financial position. Funds held on behalf of Access Fund account holders are maintained in a segmented portion of the Company’s general account and are invested primarily in short-term, liquid investments, which are reported as cash and temporary investments in the consolidated statement of financial position.

Commissions and Operating Expenses

Commissions and other operating costs, including costs of acquiring new insurance policies, are generally charged to expense as incurred.

Information Technology Equipment and Software

The cost of information technology (“IT”) equipment and operating system software is generally capitalized and depreciated over three years using the straight-line method. Non-operating system software is generally capitalized and depreciated over a maximum of five years. IT equipment and operating software assets of $30 million and $44 million at December 31, 2010 and 2009, respectively, are included in other assets in the consolidated statement of financial position and are net of accumulated depreciation of $197 million and $171 million, respectively. Non-operating software costs, net of accumulated depreciation, are nonadmitted assets and thereby excluded from assets and surplus in the consolidated statement of financial position. Depreciation expense for IT equipment and software totaled $80 million, $83 million and $79 million for the years ended December 31, 2010, 2009 and 2008, respectively.

Furniture, Fixtures and Equipment

The cost of furniture, fixtures and equipment, including leasehold improvements, is generally capitalized and depreciated over the useful life of the assets using the straight-line method. The cost of furniture, fixtures and equipment, net of accumulated depreciation, are nonadmitted assets and thereby excluded from assets and surplus in the consolidated statement of financial position. Depreciation expense for furniture, fixtures and equipment totaled $7 million, $7 million and $6 million for the years ended December 31, 2010, 2009 and 2008, respectively.

Investment Capital Gains and Losses

Realized capital gains and losses are recognized based upon specific identification of investment assets. Realized capital losses also include valuation adjustments for impairment of bonds, mortgage loans, common and preferred stocks, real estate and other investments that have experienced a decline in fair value that management considers to be other-than-temporary. Realized capital gains and losses as reported in the consolidated statement of operations exclude

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

any IMR deferrals. See Note 3 for more information regarding realized capital gains and losses, including other-than-temporary investment impairments.

Unrealized capital gains and losses primarily represent changes in the fair value of common stocks and other equity investments and changes in valuation adjustments made for bonds in or near default. Changes in the Company’s equity method share of undistributed earnings of joint ventures, partnerships and unconsolidated non-insurance subsidiaries are also included in changes in unrealized capital gains and losses. See Note 3 for more information regarding unrealized capital gains and losses.

Nonadmitted Assets

Certain assets are designated as nonadmitted on the statutory basis of accounting. Such assets, principally related to pension funding, amounts advanced to or due from the Company’s financial representatives, furniture, fixtures, equipment and non-operating software (net of accumulated depreciation), deferred tax assets in excess of statutory limits and certain investments are excluded from assets and surplus in the consolidated statement of financial position. Changes in nonadmitted assets are reported as a direct adjustment to surplus in the consolidated statement of changes in surplus.

Subsequent Events

The Company has evaluated events subsequent to December 31, 2010 through February 28, 2011, the date these consolidated financial statements were available to be issued. Based on this evaluation, no events occurred subsequent to December 31, 2010 that are considered material to the Company’s financial position at that date or the results of its operations for the periods then ended.

Reclassifications

Certain amounts in prior year footnote disclosures have been reclassified to conform to the current year presentation.

3.	Investments

Bonds

Investments in bonds rated “1” (highest quality), “2” (high quality), “3” (medium quality), “4” (low quality) or “5” (lower quality) by the Securities Valuation Office (“SVO”) of the NAIC are reported at amortized cost, less any valuation adjustment. Bonds rated “6” (lowest quality) by the SVO are reported at the lower of amortized cost or fair value. These ratings are subject to change based upon subsequent evaluations of credit quality by the SVO. The interest method is used to amortize any purchase premium or discount, including estimates of future prepayments obtained from independent sources. Prepayment assumptions are updated at least annually, using the retrospective method to adjust net investment income for changes in the estimated yield to maturity.

The statutory basis of accounting permits fair value disclosures for bonds to be based on values published by the SVO, quoted market prices, independent pricing services or internally developed pricing models. The Company’s disclosure of fair value for bonds is primarily based on independent pricing services or internally developed pricing models utilizing observable market data. See Note 15 for more information regarding the fair value of the Company’s investments in bonds.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

Statement value and fair value of bonds at December 31, 2010 and 2009, summarized by asset categories required in the NAIC Annual Statement, were as follows:

December 31, 2010	Reconciliation to Fair Value
	Statement Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(in millions)
U.S. Government	$7,945	$531	$(196)	$8,280
States, territories and possessions	699	5	(50)	654
Special revenue and assessments	17,248	800	(144)	17,904
All foreign governments	321	49	-	370
Hybrid securities	668	30	(37)	661
Industrial and miscellaneous	69,948	4,783	(665)	74,066

Total bonds	$96,829	$6,198	$(1,092)	$101,935

December 31, 2009	Reconciliation to Fair Value
	Statement Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(in millions)
U.S. Government	$9,726	$293	$(413)	$9,606
States, territories and possessions	860	7	(65)	802
Special revenue and assessments	14,786	611	(39)	15,358
All foreign governments	319	34	-	353
Hybrid securities	383	22	(28)	377
Industrial and miscellaneous	64,930	3,017	(1,875)	66,072

Total bonds	$91,004	$3,984	$(2,420)	$92,568

As of December 31, 2010, the Company’s investments in bonds were in a net unrealized gain position of $5.1 billion compared to a net unrealized gain position of $1.6 billion at December 31, 2009. The fair value of these securities reflects the relationship between the stated interest rate on the bonds and market interest rates at the respective reporting dates. The overall increase in fair value relative to statement value during 2010 was due primarily to reductions in market interest rates, including reductions in both risk-free market interest rates and, where relevant, market credit spreads.

Based on statement value, 90% of the Company’s bond portfolio was rated as investment-grade at each of December 31, 2010 and 2009. The investment-grade designation is based on an NAIC rating of “1” or “2”. As of December 31, 2010, the Company held below investment grade bonds with a statement value of $741 million that were previously classified as investment grade as of December 31, 2009 (“downgrades”). During 2010, the aggregate fair value of these bonds increased by $46 million. At December 31, 2010, the Company held bonds with an aggregate statement value of $207 million that were rated as investment grade at that date but had been rated as below investment grade at December 31, 2009 (“upgrades”). During 2010, the aggregate fair value of these bonds increased by $31 million. These changes in fair value included both changes in the credit circumstances of the individual issuer as well as a reduction in risk-free market interest rates and the general narrowing of credit spreads during 2010.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

Statement value of bonds by NAIC rating category at December 31, 2010 and 2009 were as follows:

December 31, 2010	NAIC Rating
	1	2	3	4	5	6	Total
	(in millions)
U.S. Government	$7,945	$-	$-	$-	$-	$-	$7,945
States, territories and possessions	679	20	-	-	-	-	699
Special revenue and assessments	17,200	14	34	-	-	-	17,248
All foreign governments	274	47	-	-	-	-	321
Hybrid securities	494	112	10	45	-	7	668
Industrial and miscellaneous	33,307	27,164	3,994	3,501	1,811	171	69,948

Total bonds	$59,899	$27,357	$4,038	$3,546	$1,811	$178	$96,829

December 31, 2009	NAIC Rating
	1	2	3	4	5	6	Total
	(in millions)
U.S. Government	$9,726	$-	$-	$-	$-	$-	$9,726
States, territories and possessions	776	84	-	-	-	-	860
Special revenue and assessments	14,786	-	-	-	-	-	14,786
All foreign governments	246	73	-	-	-	-	319
Hybrid securities	249	93	26	10	-	5	383
Industrial and miscellaneous	30,525	25,465	3,821	2,849	2,093	177	64,930

Total bonds	$56,308	$25,715	$3,847	$2,859	$2,093	$182	$91,004

Statement value and fair value of bonds by contractual maturity at December 31, 2010 are summarized below. Actual maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment premiums.

	Statement Value	Fair Value
	(in millions)

Due in one year or less	$1,589	$1,630
Due after one year through five years	19,207	20,153
Due after five years through ten years	30,995	33,166
Due after ten years	19,683	20,740

	71,474	75,689

Mortgage-backed and structured securities	25,355	26,246

Total	$96,829	$101,935

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

The tables below summarize the Company’s investments in public and private mortgage-backed and other structured securities at December 31, 2010 and 2009. On a statement value basis, 98% and 96% of the Company’s investments in these securities were rated as investment grade (rated “1” or “2” by the SVO) as of December 31, 2010 and 2009, respectively, with a significant concentration in residential mortgage-backed securities issued by government agencies. The increase in the investment grade percentage is primarily attributable to upgrades of certain commercial mortgage-backed securities (“CMBS”) holdings and sales of lower-rated securities during 2010.

December 31, 2010	Investment Grade		Below Investment Grade		Total
	Statement Value	Fair Value	Statement Value	Fair Value	Statement Value	Fair Value
	(in millions)		(in millions)		(in millions)
Residential mortgage-backed:
Government agencies	$16,517	$17,321	$-	$-	$16,517	$17,321
Other prime	1,248	1,275	-	-	1,248	1,275
Other below-prime	404	387	85	64	489	451
Commercial mortgage-backed:
Government agencies	596	588	-	-	596	588
Conduit	2,602	2,673	234	162	2,836	2,835
Re-REMIC	450	469	77	59	527	528
Collateralized debt obligations	40	33	36	26	76	59
Other commercial mortgage-backed	21	20	7	7	28	27
Other asset-backed	2,919	3,086	119	76	3,038	3,162

Total structured securities	$24,797	$25,852	$558	$394	$25,355	$26,246

December 31, 2009	Investment Grade		Below Investment Grade		Total
	Statement Value	Fair Value	Statement Value	Fair Value	Statement Value	Fair Value
	(in millions)		(in millions)		(in millions)
Residential mortgage-backed:
Government agencies	$15,835	$16,455	$1	$1	$15,836	$16,456
Other prime	1,730	1,711	22	20	1,752	1,731
Other below-prime	495	442	147	111	642	553
Commercial mortgage-backed:
Government agencies	491	480	-	-	491	480
Conduit	2,447	2,251	328	143	2,775	2,394
Re-REMIC	304	208	142	20	446	228
Collateralized debt obligations	118	60	161	24	279	84
Other commercial mortgage-backed	61	62	9	7	70	69
Other asset-backed	3,682	3,760	223	79	3,905	3,839

Total structured securities	$25,163	$25,429	$1,033	$405	$26,196	$25,834

Mortgage-backed securities issued by government agencies experienced favorable movements in fair value relative to statement value during 2010 due to declining market yields for such securities. Narrower credit spreads during 2010 on securities not backed by the U.S. government resulted in a continued increase in the market values of other mortgage-backed and structured securities. Other asset-backed securities shown above are primarily backed by credit card and automobile loans.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

As of December 31, 2010 and 2009, 91% and 84%, respectively, of the Company’s CMBS holdings were rated as investment grade (rated “1” or “2” by the SVO). Statement values of these securities by NAIC rating category and year of origination at December 31, 2010 and 2009 were as follows:

December 31, 2010	NAIC Rating
	1	2	3	4	5	6	Total
	(in millions)
2010	$456	$-	$-	$-	$-	$-	$456
2009	354	-	-	-	-	-	354
2008	16	-	-	-	-	-	16
2007	480	9	-	58	23	-	570
2006	526	22	53	10	72	12	695
2005 & prior	1,813	33	49	41	28	8	1,972

Total	$3,645	$64	$102	$109	$123	$20	$4,063

December 31, 2009	NAIC Rating
	1	2	3	4	5	6	Total
	(in millions)
2009	$360	$-	$-	$-	$-	$-	$360
2008	10	-	-	-	-	-	10
2007	297	147	106	90	26	2	668
2006	611	54	53	87	12	-	817
2005	445	79	48	44	20	1	637
2004 & prior	1,250	168	100	43	8	-	1,569

Total	$2,973	$448	$307	$264	$66	$3	$4,061

Sub-prime and other Below-prime Mortgage Risk

Sub-prime mortgages are residential loans to borrowers with weak credit profiles. Alt-A mortgages are residential loans to borrowers who generally have credit profiles above sub-prime but do not conform to traditional (“prime”) mortgage underwriting guidelines. The Company has invested in certain mortgage-backed and structured securities that include exposure to sub-prime and other below-prime mortgage loans. These investments are included in bonds in the consolidated statement of financial position and generally reported at amortized cost, less any valuation adjustments. At each of December 31, 2010 and 2009, the statement value of sub-prime investments was $1 million. The statement value of Alt-A and other below-prime investments at December 31, 2010 and 2009 was $488 million and $641 million, respectively. At each of December 31, 2010 and 2009, the fair value of sub-prime investments was $1 million. The fair value of Alt-A and other below-prime investments was $451 million and $552 million, respectively. Of the Alt-A and other below-prime investments held by the Company at December 31, 2010 and 2009, 83% and 77%, respectively, were rated as investment-grade (rated “1” or “2” by the SVO).

Mortgage Loans

Mortgage loans consist solely of commercial mortgage loans underwritten and originated by the Company and are reported at unpaid principal balance, less any valuation adjustments or unamortized commitment or origination fees. Such fees are generally deferred upon receipt and amortized into net investment income using the interest method. See Note 15 for more information regarding the fair value of the Company’s investments in mortgage loans.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

The maximum and minimum interest rates for mortgage loans originated during 2010 were 8.15% and 4%, respectively, while these rates during 2009 were 8.5% and 5.2%, respectively. The aggregate ratio of amounts loaned to the fair value of collateral (“loan-to-value ratio”) for mortgage loans originated during 2010 and 2009 was 62% and 58%, respectively, with a maximum of 100% for any single loan during each of 2010 and 2009. Loans with a 100% loan-to-value ratio at origination are made on a very limited basis and generally represent construction loans on build-to-suit properties. These loans are expected to be refinanced upon completion with conventional mortgage loans having a loan-to-value ratio between 50% and 70%. As of December 31, 2010 and 2009, the aggregate weighted-average loan-to-value ratio for the mortgage loan portfolio was 65% and 72%, respectively. The overall decrease in the aggregate loan-to-value ratio during 2010 was primarily the result of improving fair values for the underlying collateral based on current appraisals performed by the Company.

Fair value of the collateral securing the Company’s commercial mortgage loan portfolio is evaluated at least annually by the Company’s real estate professionals. More frequent evaluations are performed as necessary in the event of changes in market capitalization rates, borrower financial strength and/or property operating performance. Fair value of the collateral is estimated using the income capitalization approach based on stabilized property income and market capitalization rates. Stabilized property income is derived from actual property financial statements adjusted for non-recurring items, normalized market vacancy and lease rollover, among other factors. Other collateral, such as excess land and additional capital required to maintain property income, is also factored into fair value estimates. Private market transactions and public market alternatives are considered in determining market capitalization rates.

The aggregate ratios of amounts loaned to fair value of collateral for mortgage loans by property type as of December 31, 2010 and 2009 were as follows:

December 31, 2010	< 50%	51%-70%	71%-90%	> 90%	Total
	(statement value, in millions)
Apartment	$1,197	$2,341	$2,278	$219	$6,035
Office	1,703	2,324	1,455	200	5,682
Retail	636	2,923	1,773	190	5,522
Warehouse/Industrial	174	1,064	1,209	461	2,908
Other	90	722	224	108	1,144

Total	$3,800	$9,374	$6,939	$1,178	$21,291

December 31, 2009	< 50%	51%-70%	71%-90%	> 90%	Total
	(statement value, in millions)
Apartment	$633	$1,353	$3,448	$1,008	$6,442
Office	733	2,303	1,901	531	5,468
Retail	387	2,173	2,496	249	5,305
Warehouse/Industrial	97	754	1,130	787	2,768
Other	101	246	602	92	1,041

Total	$1,951	$6,829	$9,577	$2,667	$21,024

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

The statement value of mortgage loans by contractual maturity at December 31, 2010 is summarized below. Actual maturities may differ from contractual maturities because certain borrowers have the right to prepay obligations with or without prepayment premiums.

Statement Value
Due in one year or less	$1,173
Due after one year through two years	2,064
Due after two years through five years	6,466
Due after five years through eight years	6,473
Due after eight years	5,115

$21,291

The geographic diversification of the Company’s mortgage loans by property type as of December 31, 2010 and 2009 was as follows:

December 31, 2010	East	Midwest	South	West	Canada	Total
	(statement value, in millions)
Apartment	$1,785	$350	$1,523	$2,377	$-	$6,035
Office	1,842	672	1,241	1,927	-	5,682
Retail	1,928	635	1,409	1,550	-	5,522
Warehouse/Industrial	473	495	583	1,357	-	2,908
Other	189	239	448	268	-	1,144

Total	$6,217	$2,391	$5,204	$7,479	$-	$21,291

December 31, 2009	East	Midwest	South	West	Canada	Total
	(statement value, in millions)
Apartment	$2,068	$364	$1,520	$2,490	$-	$6,442
Office	1,932	623	1,089	1,824	-	5,468
Retail	1,635	670	1,270	1,688	42	5,305
Warehouse/Industrial	467	491	528	1,282	-	2,768
Other	154	244	400	243	-	1,041

Total	$6,256	$2,392	$4,807	$7,527	$42	$21,024

Common and Preferred Stocks

Common stocks are generally reported at fair value. The statutory basis of accounting permits fair value for common stocks to be based on values published by the SVO, quoted market prices, independent pricing services or internally developed pricing models. The Company’s fair value for common stocks is based primarily on quoted market prices. For private common stocks without quoted market prices, fair value is based upon internally developed pricing models that utilize observable market data (such as prices for comparable public equities), external pricing sources (such as valuations by private equity firms holding controlling stakes in the underlying issuer) and cash flow modeling. The equity method is generally used to report investments in common stock of unconsolidated non-insurance subsidiaries. See Note 11 regarding statement value of the Company’s investment in Frank Russell Company common stock. See Note 15 for more information regarding the fair value of the Company’s investments in common stock.

Preferred stocks rated “1” (highest quality), “2” (high quality) or “3” (medium quality) by the SVO are reported at amortized cost. Preferred stocks rated “4” (low quality), “5” (lower quality) or “6” (lowest quality) by the SVO are reported at the lower of amortized cost or fair value. The statutory basis of accounting permits fair value for preferred stocks to be based on values published by the

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

SVO, quoted market prices, independent pricing services or internally developed pricing models. The Company’s disclosure of fair value for preferred stocks is based primarily on internally developed pricing models. See Note 11 regarding statement value of the Company’s investments in Frank Russell Company preferred stock. See Note 15 for more information regarding the fair value of the Company’s investments in preferred stock.

When necessary, valuation adjustments are made for preferred stocks with SVO ratings of “4”, “5” or “6” and for common and preferred stocks with a decline in fair value that management considers to be other-than-temporary. If the impairment is considered to be temporary, the valuation adjustment is reported as an unrealized capital loss. Valuation adjustments for declines in value considered to be other-than-temporary are reported as realized capital losses.

Real Estate

Real estate investments are reported at cost, less any valuation adjustments, encumbrances and accumulated depreciation of buildings and other improvements, using a straight-line method over the estimated useful lives of the improvements. Fair value of real estate is based primarily on the present value of estimated future cash flow (for commercial properties) or the capitalization of stabilized net operating income (for multi-family residential properties).

The geographic diversification of the Company’s investments in real estate by property type as of December 31, 2010 and 2009 was as follows:

December 31, 2010	East	Midwest	South	West	Total
	(statement value, in millions)
Apartment	$211	$92	$-	$184	$487
Office	81	406	149	181	817
Warehouse/Industrial	11	-	48	172	231
Other	59	-	25	-	84

Total	$362	$498	$222	$537	$1,619

December 31, 2009	East	Midwest	South	West	Total
	(statement value, in millions)
Apartment	$255	$94	$35	$160	$544
Office	83	414	127	140	764
Warehouse/Industrial	12	-	49	170	231
Other	27	-	16	-	43

Total	$377	$508	$227	$470	$1,582

The Company’s home office properties are included in Midwest Office investments in the tables above and had an aggregate statement value of $260 million and $263 million at December 31, 2010 and 2009, respectively.

Other Investments

Other investments consist primarily of partnership investments (including real estate, leveraged buyout funds and other private equity limited partnerships), real estate joint ventures and unconsolidated non-insurance subsidiaries organized as limited liability companies. The partnerships, real estate joint ventures and limited liability companies are reported using the statutory equity method of accounting. The unconsolidated non-insurance subsidiaries are reported based on their audited GAAP equity. These subsidiaries primarily invest in public and private equity securities, investment grade municipal bonds and real estate joint ventures.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

Statement value of other investments as of December 31, 2010 and 2009 was as follows:

	December 31,
	2010	2009
	(in millions)
Unconsolidated non-insurance subsidiaries	$5,469	$4,721
Partnerships and LLCs	3,419	2,800
Low income housing tax credit properties	465	545
Leveraged leases	310	318
Derivative instruments	(12)	14
Oil and gas investments	60	74
Other	191	115

Total	$9,902	$8,587

Oil and gas investments are reported using the full cost method, under which all exploration and development costs, whether successful or not, are capitalized and amortized as a reduction of net investment income as oil and natural gas reserves are produced. This accounting method is permitted by the OCI, as the Accounting Practices and Procedures Manual of the NAIC does not provide accounting guidance for oil and gas investments.

See Note 4 regarding the Company’s use of derivatives.

Net Investment Income

The components of net investment income for the years ended December 31, 2010, 2009 and 2008 were as follows:

	For the year ended December 31,
	2010	2009	2008
	(in millions)
Bonds	$5,366	$4,932	$4,821
Mortgage loans	1,317	1,356	1,334
Policy loans	1,017	976	876
Common and preferred stocks	227	182	214
Real estate	210	231	263
Derivative instruments	24	19	-
Other investments	571	428	770
Amortization of IMR	37	39	35

Gross investment income	8,769	8,163	8,313
Less: investment expenses	463	391	478

Net investment income	$8,306	$7,772	$7,835

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

Capital Gains and Losses

Realized capital gains and losses for the years ended December 31, 2010, 2009 and 2008 were as follows:

	For the year ended December 31, 2010			For the year ended December 31, 2009			For the year ended December 31, 2008
	Realized Gains	Realized Losses	Net Realized Gains (Losses)	Realized Gains	Realized Losses	Net Realized Gains (Losses)	Realized Gains	Realized Losses	Net Realized Gains (Losses)
		(in millions)			(in millions)			(in millions)

Bonds	$766	$(711)	$55	$1,397	$(1,412)	$(15)	$518	$(1,757)	$(1,239)
Common and preferred stocks	581	(285)	296	1,101	(695)	406	773	(1,342)	(569)
Mortgage loans	-	(32)	(32)	-	(8)	(8)	-	(2)	(2)
Real estate	54	(9)	45	232	(17)	215	82	(4)	78
Other investments	413	(535)	(122)	897	(1,402)	(505)	1,416	(1,205)	211

Subtotal	$1,814	$(1,572)	242	$3,627	$(3,534)	93	$2,789	$(4,310)	(1,521)

Less: IMR gains (losses)			396			563			(705)
Less: Capital gains tax (benefit)			34			(316)			(149)

Net realized capital gains (losses)			$(188)			$(154)			$(667)

Realized gains and losses on sales of bonds and common and preferred stock are generally the result of normal trading activity undertaken to execute the Company’s overall portfolio management strategy including asset/liability duration management, sector exposure, total return and tax optimization. Realized losses also include valuation adjustments resulting from declines in value considered to be other-than-temporary, as discussed below. Realized gains and losses for other investments are primarily due to foreign currency futures and equity futures (see Note 4 regarding the Company’s use of derivatives). During 2010, 2009 and 2008, realized losses of $119 million, $175 million and $156 million, respectively, were attributable to the sale of bonds with significant declines in credit quality. Proceeds from the sale of bond investments totaled $24 billion, $32 billion and $34 billion for the years ended December 31, 2010, 2009 and 2008, respectively.

Changes in net unrealized capital gains and losses for the years ended December 31, 2010, 2009 and 2008 were as follows:

	For the year ended December 31,
	2010	2009	2008
		(in millions)
Bonds	$(16)	$117	$(356)
Common and preferred stocks	1,286	903	(3,604)
Other investments	359	(316)	(831)

	1,629	704	(4,791)

Change in deferred taxes	(351)	(201)	1,308

Change in net unrealized capital gains (losses)	$1,278	$503	$(3,483)

The changes in net unrealized capital gains and losses during 2010 and 2009 were due primarily to the appreciation in the fair value of common stocks and other investments. Net unrealized capital

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

gains (losses) included ($265) million, ($311) million and ($460) million for the years ended December 31, 2010, 2009 and 2008, respectively, related to distributions made to the Company from unconsolidated non-insurance subsidiaries. The Company’s share of the earnings or losses of these subsidiaries is reported as unrealized gains and losses under the equity method of accounting until net gains are distributed to the Company, at which time net investment income is recognized and the previously unrealized net gains are reversed.

Changes in net unrealized capital gains (losses) also includes valuation adjustments for declines in the fair value of investments held by unconsolidated non-insurance subsidiaries that were considered to be other-than-temporary.

The amortized cost and fair value of bonds and common and preferred stocks for which fair value had temporarily declined and remained below cost as of December 31, 2010 and 2009 were as follows:

	December 31, 2010
	Decline For Less Than 12 Months			Decline For Greater Than 12 Months
	Amortized Cost	Fair Value	Difference	Amortized Cost	Fair Value	Difference
	(in millions)

Bonds	$14,489	$13,918	$(571)	$3,978	$3,202	$(776)
Common and preferred stocks	902	831	(71)	714	549	(165)

Total	$15,391	$14,749	$(642)	$4,692	$3,751	$(941)

	December 31, 2009
	Decline For Less Than 12 Months			Decline For Greater Than 12 Months
	Amortized Cost	Fair Value	Difference	Amortized Cost	Fair Value	Difference
	(in millions)

Bonds	$16,596	$15,854	$(742)	$9,415	$7,550	$(1,865)
Common and preferred stocks	1,396	1,249	(147)	1,109	813	(296)

Total	$17,992	$17,103	$(889)	$10,524	$8,363	$(2,161)

At December 31, 2010 and 2009, $470 million and $1.2 billion, respectively, of the unrealized losses for greater than 12 months were related to structured securities, primarily CMBS. During 2010, the unrealized loss on bonds for which fair value had temporarily declined and remained below cost decreased due primarily to a reduction in risk-free market interest rates and the general narrowing of credit spreads. These bonds are current on interest and principal payments and are otherwise performing according to their contractual terms. Based on the impairment review process described below, management considers these declines in fair value, as well as the declines in fair value of common and preferred stocks, to be temporary based on existing facts and circumstances.

Impairments

On a quarterly basis, the Company performs a review of bonds, mortgage loans, common and preferred stocks, real estate and other investments to identify those that have experienced a decline in fair value that management considers to be other-than-temporary. Factors considered in evaluating whether a decline in fair value is other-than-temporary include: (1) the duration and

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

extent to which fair value has been less than cost; (2) the financial condition and near-term financial prospects of the issuer; and (3) the Company’s ability and intent to hold the investment for a period of time sufficient to allow for an anticipated recovery in value.

For fixed income securities, emphasis is placed on the issuer’s ability to remit all contractual interest and principal payments and the Company’s ability and intent to hold the security until the earlier of a recovery in value or maturity. The Company’s intent and ability to hold a security takes into consideration broad portfolio management objectives such as asset/liability duration management and issuer and industry segment exposures.

For equity securities, greater weight and consideration is given to the duration and extent of a decline in fair value and the likelihood that the fair value of the security will recover. An investment in real estate is evaluated for an other-than-temporary impairment when the fair value of the property is lower than its depreciated cost. Fixed income securities (excluding structured securities, as described below), real estate and other investments that are determined to have an other-than-temporary impairment are written down to fair value. Mortgage loans determined to have an other-than-temporary impairment are written down to net realizable value based on appraisal of the collateral property.

Effective January 1, 2008, the Company adopted Statement of Statutory Accounting Principle No. 98, Treatment of Cash Flows When Quantifying Changes in Valuation and Impairments, An Amendment to SSAP No. 43 – Loan Backed and Structured Securities (“SSAP 98”). SSAP 98 required that valuation adjustments for other-than-temporary impairment of loan-backed and structured securities be based on fair value. Previous statutory accounting guidance required that such valuation adjustments be based on undiscounted future cash flows. SSAP 98 was adopted prospectively at January 1, 2008 and resulted in $90 million of additional realized capital losses during 2008 than would have been required under previous accounting guidance.

During 2009, the Company adopted Statement of Statutory Accounting Principle No. 43R, Loan Backed and Structured Securities (“SSAP 43R”). SSAP 43R superceded SSAP 98 and requires that valuation adjustments for other-than-temporary impairments of loan-backed and structured securities be based on fair value only if the Company intends to sell or cannot assert the intent and ability to hold the investment until its anticipated recovery. However, if the Company can assert the intent and ability to hold the investment until its anticipated recovery, the valuation adjustment is based on the discounted expected future cash flows of the security. The discount rate used would generally be either the effective yield at purchase or the effective yield immediately prior to the valuation adjustment. The adoption of SSAP 43R was effective September 30, 2009 and resulted in a cumulative increase to surplus of $61 million, representing the difference between other-than-temporary valuation adjustments measured using the discounted cash flow method required by SSAP 43R and the fair value measurement previously required by SSAP 98. This increase to surplus is reported as a change in accounting principle in the consolidated statement of changes in surplus for the year ended December 31, 2009.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

Realized capital losses recognized due to declines in fair value of investments that were considered to be other-than-temporary were $496 million, $749 million and $960 million for the years ended December 31, 2010, 2009 and 2008, respectively, with details by asset class and sector as follows:

	For the year ended December 31,
	2010	2009	2008
Bonds, common and preferred stocks:	(in millions)
Structured securities	$(259)	$(166)	$(157)
Financial services	(65)	(69)	(366)
Consumer discretionary	(39)	(133)	(82)
Industrials	(24)	(48)	(30)
Energy	(4)	(25)	(98)
Technology	(1)	(7)	(25)
Health care	-	-	(41)
Other	-	(74)	(53)

Subtotal	(392)	(522)	(852)

Other investments:
Real estate and RE funds	(67)	(151)	(88)
Mortgage loans	(32)	(8)	-
Security partnerships	(5)	(52)	(10)
Energy holdings	-	(12)	(10)
Derivatives	-	(4)	-

Subtotal	(104)	(227)	(108)

Total	$(496)	$(749)	$(960)

The $392 million in total valuation adjustments for bonds and stocks during 2010 was comprised of $357 million for bonds and $35 million for common stocks. The $259 million of structured securities valuation adjustments recorded during 2010 included $154 million of CMBS, $28 million of collateralized debt obligation securities (“CDOs”), $11 million for residential mortgage-backed securities and $66 million for other asset-backed securities.

During 2009 these valuation adjustments included $449 million for bonds, $62 million for common stocks, and $11 million for preferred stocks. The $166 million of valuation adjustments recorded for structured securities during 2009 included $79 million of CDOs and $62 million for CMBS, including CDOs backed by CMBS.

In addition to the realized losses above, $23 million, $40 million and $77 million of other-than-temporary valuation adjustments were recognized by the Company’s unconsolidated non-insurance subsidiaries for the years ended December 31, 2010, 2009 and 2008, respectively. The decline in equity of these subsidiaries resulting from these valuation adjustments is included in changes in net unrealized capital gains (losses) in the consolidated statement of changes in surplus.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

Other-than-temporary valuation adjustments on loan-backed and structured securities for the year ended December 31, 2010, including the basis for the adjustment, were as follows:

	Amortized Cost Basis Before Other-than- Temporary Impairment	Other-than-Temporary Impairment Recognized in Loss	Fair Value
		(in millions)
Aggregate intent to sell	$-	$-	$-

Aggregate inability or lack of intent to retain investment in the security for a period of time sufficient to recover the amortized cost basis	-	-	-

Aggregate present value of cash flows expected to be collected is less than the amortized cost basis of the security	340	(189)	92

Total	$340	$(189)	$92

Securities Lending

The Company participates in securities lending programs whereby general account investment securities are loaned to third parties, primarily major brokerage firms. These lending programs are intended to enhance the yield of the Company’s investment portfolio.

The Company manages the lending of fixed income securities directly, while the lending of equity securities was administered by a lending agent and collateral investment manager. The Company discontinued its equity lending program during 2010. At December 31, 2010 and 2009, the aggregate statement value of loaned securities was $1.3 billion and $2.9 billion, respectively, while the aggregate fair value of these loaned securities was $1.3 billion and $2.7 billion, respectively. Of the securities on loan at December 31, 2010 and 2009, substantially all were fixed income securities. The Company has established the following guidelines with respect to counterparty risk in its direct securities lending program:

•	The Company holds collateral of no less than 102% of the market value of the securities on loan plus accrued interest.

•	Collateral is marked-to-market each business day that a security is on loan.

•	Only cash, U.S. government securities, or repurchase agreements collateralized by U.S. government securities are accepted as collateral.

•	Cash collateral is reinvested only in U.S. government securities, or other highly-rated, liquid securities, including commercial paper and money-market funds

•

The aggregate market value of securities on loan to any individual counterparty is subject to a maximum of 2.5% of invested assets. Lending counterparties must be rated A- (or an equivalent) or higher.

•	At no time is the weighted average maturity of the investment collateral pool permitted to exceed the weighted average term of the securities on loan by more than 60 days.

At December 31, 2010 and 2009, securities lending collateral held by the Company was $1.3 billion and $2.9 billion, respectively, which is included in the consolidated statement of financial position in the investment asset categories in which it was reinvested, with the offsetting collateral liability of $1.3 billion and $2.9 billion, respectively, included in other liabilities in the consolidated statement of financial position. The statement value of reinvested collateral held at

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

December 31, 2010 included $928 million in bonds and $414 million in cash and temporary investments. The statement value of reinvested collateral held at December 31, 2009 included $1.3 billion in bonds and $1.6 billion in cash and temporary investments.

The following table summarizes the terms of securities loaned and the amounts of cash collateral received under securities lending agreements.

	December 31,
	2010	2009
	(in millions)

Open terms	$948	$2,261
30 days or less	400	400
31-60 days	-	90
Greater than 90 days	-	100

Total	$1,348	$2,851

Potential liquidity needs related to the return of collateral are anticipated to be met through sale of the investments purchased with the cash collateral. Additionally, liquidity needs related to the securities lending program are part of the Company’s overall asset/liability management program. As such, cash flows from both operations and investment activities, as well as the ability to draw upon the Company’s liquid assets, support any potential liquidity needs of this program. The Company’s liquid assets include cash equivalents, short-term investments, U.S. Treasury and government agency securities, other marketable fixed-income securities and publicly-traded common stocks.

The following table summarizes the term and amounts of reinvested collateral at December 31, 2010 and 2009.

	December 31,
	2010		2009
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
		(in millions)
30 days or less	$451	$452	$1,332	$1,332
31-60 days	33	33	459	460
61-90 days	59	60	103	103
91-120 days	10	10	107	108
121-180 days	72	72	502	508
181-365 days	79	79	261	261
1-2 years	419	419	90	92
2-3 years	111	111	37	37
Greater than 3 years	108	107	6	6

Total	$1,342	$1,343	$2,897	$2,907

Prior to the discontinuation of the Company’s equity securities lending program during 2010, collateral amounts were held by a trustee on behalf of the Company. Under that program, the trustee held collateral with an aggregate cost of $73 million and an aggregate fair value of $70

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

million at December 31, 2009. Because the collateral was held by a trustee, these assets are not included in the consolidated statement of financial position at that date.

The Company has also entered into securities lending arrangements for separate account investment securities, utilizing similar procedures and collateral requirements as those for general account loaned securities. At December 31, 2010 and 2009, the aggregate statement value of loaned securities held by the separate accounts was $11 million and $85 million, respectively.

Secured Funding Transaction

During 2009, the Company entered into a secured funding transaction, whereby certain mortgage-backed securities owned by the Company were deposited in a trust and pledged under an indenture as part of a borrowing arrangement with an unrelated third party. At December 31, 2010 and 2009, the aggregate statement value of the pledged securities was $1.7 billion and $2.1 billion, respectively, while the aggregate fair value of those securities was $1.5 billion and $1.4 billion, respectively. During the duration of the indenture, these assets are restricted from being sold, substituted or otherwise accessed by the Company. This transaction is reported as a secured funding under Statement of Statutory Accounting Principles No. 91R, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities (“SSAP 91R”), and as such these securities are included in bonds in the consolidated statement of financial position.

At December 31, 2010 and 2009, the outstanding borrowings related to this funding transaction were $353 million and $600 million, respectively, which is included in other liabilities in the consolidated statement of financial position. The related indenture requires substantially all cash flows from the pledged securities to be used to pay interest and principal on the funded balance. Interest on the outstanding principal balance accrues at an annual rate of 1-month LIBOR + 1.75%. Interest expense incurred during 2010 and 2009 was $10 million and less than $100,000, respectively.

As part of the transaction, the Company entered into an unconditional agreement to repurchase the pledged securities from the trust at market value on December 29, 2011. In the unlikely event that the outstanding principal, interest and other obligations on the secured borrowing transaction exceed the market value of the pledged securities, the repurchase will not be completed on that date. Instead, the market value will be recalculated and compared to the outstanding principal, interest and other obligations on the borrowing arrangement on the last monthly payment date of each quarter thereafter, and the repurchase will be completed at market value on the first such payment date when the market value exceeds such obligations. If the repurchase has not been completed by the payment date for December 2013, it will be completed at the market value on that date. In any event, the proceeds of the repurchase will be applied to the borrowing obligations and upon satisfaction of such obligations the trust will be liquidated.

4.	Derivative Financial Instruments

In the normal course of business, the Company enters into derivative transactions, generally to mitigate (or “hedge”) the risk to its assets, liabilities and surplus from fluctuations in interest rates, foreign currency exchange rates and other market risks. Derivatives used in hedging transactions are designated as either “cash flow” hedges, which mitigate the risk of variability in future cash flows associated with the asset or liability being hedged, or “fair value” hedges, which mitigate the risk of changes in fair value of the asset or liability being hedged. Derivatives that qualify for hedge accounting are reported on a basis consistent with the asset or liability being hedged (e.g., at amortized cost or fair value). Derivatives used as hedges that do not qualify for hedge accounting are reported at fair value.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

To qualify for hedge accounting, the hedge relationship must be designated and formally documented at inception. This documentation details the risk management objective and strategy for the hedge, including the risk being hedged, the derivative used in the hedge and the methodology for assessing hedge effectiveness, which must be measured on an ongoing basis over the life of the hedge. To qualify for hedge accounting, the hedge must be “highly effective,” meaning that the changes in the fair value of cash flows of the hedging instrument must be between 80-125% of the inverse of the corresponding changes in fair value or cash flows of the hedged risk.

Fair value is the amount that the Company would expect to receive or pay in an arms-length settlement of the derivative contract as of the reporting date. The fair value of derivative instruments is based on quoted market prices, when available. In the absence of quoted market prices, fair value is estimated using third-party or internal pricing models. For derivatives reported at fair value, changes in fair value on open derivative positions are reported as an unrealized capital gain or loss. Upon maturity or termination of the derivative contract, a realized capital gain or loss is recognized.

Additionally, the Company uses derivatives for the purpose of investment “replication.” A replication is a derivative transaction that, when entered into in conjunction with other cash market investments, replicates the risk and reward characteristics of otherwise permissible cash market investment positions. Derivatives used as part of a replication are reported on a basis consistent with the investment position being replicated (e.g., at amortized cost or fair value).

The Company also uses derivatives for income generation purposes. Derivatives used for income generation purposes are reported on a basis consistent with the accounting treatment that would be used for the covering asset or underlying interest to which the derivative relates (e.g., at amortized cost or fair value). The cash premium received by the Company at the inception of the contract is deferred for accounting purposes until maturity of the contract or its exercise by the counterparty (if the term of the derivative is less than one year) or amortized over the life of the contract (if the term of the derivative is greater than one year).

Over-the-counter derivative transactions expose the Company to the risk that a counterparty may not be able to fulfill its obligations under the contract. The Company manages this risk by dealing only with counterparties that maintain a minimum credit rating, by performing ongoing review of counterparties’ credit standing and by adhering to established limits for credit exposure to any single counterparty. The Company also utilizes collateral support agreements that require the daily exchange of collateral assets if credit exposure exceeds certain limits. As of December 31, 2010 and 2009, the Company held $129 million and $97 million, respectively, of collateral under these agreements. The collateral is included in cash and temporary investments in the consolidated statement of financial position, with a corresponding liability reflecting the Company’s obligation to return the collateral included in other liabilities.

Following are descriptions of the types of derivative instruments used by the Company:

Cash Flow Hedges:

Interest rate floors are used to mitigate the asset/liability management risk of a significant and sustained decrease in interest rates for certain of the Company’s insurance products. Interest rate floors entitle the Company to receive payments from a counterparty if market interest rates decline below a specified level. The Company’s use of interest rate floors qualifies for hedge accounting, with these instruments reported at amortized cost.

Interest rate swaps are used to mitigate interest rate risk for investments in variable interest rate and fixed interest rate bonds. Interest rate swaps obligate the Company and a counterparty to exchange amounts based on the difference between a variable interest rate index and a specified

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

fixed rate of interest applied to the notional amount of the contract. The Company’s use of interest rate swaps qualifies for hedge accounting, with these instruments reported at amortized cost.

Swaptions are used to mitigate the asset/liability management risk of a significant and sustained increase in interest rates for certain of the Company’s insurance products. Swaptions provide the Company an option to enter into an interest rate swap with a counterparty on predefined terms. Prior to 2009, the Company’s use of swaptions qualified for hedge accounting, with these instruments reported at amortized cost. During 2009, the Company elected to discontinue hedge accounting for these instruments. As a result, these instruments are reported at fair value as of December 31, 2010 and 2009. Unrealized capital gains of $7 million and $26 million were recognized during 2010 and 2009, respectively, on these contracts.

Foreign currency swaps are used to mitigate the interest rate and/or foreign exchange risk for investments in bonds denominated in foreign currencies. Foreign currency swaps obligate the Company and a counterparty to exchange the foreign currency-denominated interest and principal payments receivable on foreign bonds for U.S. dollar-denominated payments, based on rates specified at trade inception. The Company’s use of foreign currency swaps qualifies for hedge accounting. These instruments are reported at amortized cost, with the exception of changes in fair value due to fluctuations in market currency exchange rates. Foreign currency translation gain or loss is reported as an unrealized capital gain or loss until the maturity or termination of the contract, at which time a realized capital gain or loss is recognized.

Foreign currency covers are used to mitigate foreign exchange risk pending settlement of executed trades for investments denominated in foreign currencies. Foreign currency covers obligate the Company to pay to or receive from a counterparty a specified amount of a foreign currency at a specified exchange rate at a future date. The Company’s use of foreign currency covers qualifies for hedge accounting, with foreign currency translation gain or loss recorded as an adjustment to the cost basis of the hedged security. The Company held no positions in these instruments at December 31, 2010 or 2009.

Fair Value Hedges:

Short fixed income futures are used to mitigate interest rate risk for investments in portfolios of fixed income securities. Short fixed income futures obligate the Company to sell to a counterparty a specified bond at a specified price at a future date. The Company’s use of short fixed income futures contracts does not qualify for hedge accounting, with these instruments reported at fair value. Unrealized capital gains of $37 million and $239 million were recognized during 2010 and 2009, respectively, on these contracts.

Foreign currency forwards are used to mitigate the foreign exchange risk for investments in bonds denominated in foreign currencies or common stock or other equity investments in companies operating in foreign countries. Foreign currency forwards obligate the Company to pay to or receive from a counterparty a specified amount of a foreign currency at a future date. The Company’s use of foreign currency forwards does not qualify for hedge accounting, with these instruments reported at fair value. Unrealized capital losses of $8 million and unrealized capital gains of $19 million were recognized during 2010 and 2009, respectively, on these contracts.

Foreign currency futures are used to mitigate the foreign exchange risk for investments in bonds denominated in foreign currencies or common stock or other equity investments in companies operating in foreign countries. Foreign currency futures obligate the Company to exchange a specified amount of a foreign currency with a counterparty at a specified exchange rate at a future date. The Company’s use of foreign currency futures does not qualify for hedge accounting, with these instruments reported at fair value. Unrealized capital gains of $0 and $73 million were recognized during 2010 and 2009, respectively, on these contracts. The Company held no direct

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

positions in these instruments at December 31, 2010 or 2009.

Short total return swaps are used to mitigate market risk for investments in portfolios of common stocks and other equity securities. Total return swaps obligate the Company and a counterparty to exchange amounts based on the difference between a variable equity index return and a specified fixed rate of return applied to the notional amount of the contract. The Company’s use of total return swaps does not qualify for hedge accounting, with these instruments reported at fair value. Unrealized capital losses of $8 million and unrealized capital gains of $8 million were recognized during 2010 and 2009, respectively, on these contracts.

Short equity index futures are used to mitigate market risk for investments in portfolios of common stock. Short equity index futures obligate the Company to pay to or receive from a counterparty an amount based on a specified equity market index as of a future date applied to the notional amount of the contract. The Company’s use of short equity index futures does not qualify for hedge accounting, with these instruments reported at fair value. Unrealized capital losses of $2 million and unrealized capital gains of $17 million were recognized during 2010 and 2009, respectively, on these contracts.

Purchased put options are used to mitigate credit and market risk for investments in debt and equity securities issued by specific entities. Purchased put options provide the Company an option to put a specific security to a counterparty at a specified price at a future date. The Company’s use of purchased put options does not qualify for hedge accounting, with these instruments reported at fair value. No unrealized capital gains or losses were recognized during 2010 or 2009 on these contracts. The Company held no positions in these instruments at December 31, 2010 or 2009.

Equity collars are used to mitigate market risk for investments in common stocks or other equity securities. Equity collars consist of both a purchased put option and a written call option on a specific equity security owned by the Company. The Company’s use of equity collars does not qualify for hedge accounting, with these instruments reported at fair value. Unrealized capital losses of $0 and less than $1 million were recognized during 2010 and 2009, respectively, on these contracts. The Company held no positions in these instruments at December 31, 2010 or 2009.

Purchased credit default swaps are used to mitigate the credit risk for investments in bonds issued by specific debtors. Credit default swaps provide the Company an option to put a specific bond to a counterparty at par in the event of a “credit event” encountered by the bond issuer. A credit event is generally defined as a bankruptcy, failure to make required payments or acceleration of issuer obligations under the terms of the bond. In some cases the Company’s use of credit default swaps qualifies for hedge accounting, while in other cases it does not. Credit default swaps that qualify for hedge accounting are reported at amortized cost. Swaps that do not qualify for hedge accounting are reported at fair value. Unrealized capital gains of $3 million and unrealized capital losses of $22 million were recognized during 2010 and 2009, respectively, on contracts that did not qualify for hedge accounting.

Replications:

Long fixed income futures replications are used in conjunction with cash market instruments to manage the duration of investment in portfolios of fixed income securities and to mitigate interest rate risk for such portfolios. Long fixed income futures replications are reported at fair value, with changes in fair value reported as an unrealized capital gain or loss until the contracts mature or are terminated, at which time a realized capital gain or loss is recognized. The average fair value of open contracts was $585 million and $1.7 billion during 2010 and 2009, respectively. Realized capital gains of $3 million and $73 million were recognized during 2010 and 2009, respectively, upon termination of these contracts.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

Long total return swap replications are used in conjunction with the purchase of cash market instruments to replicate investment in portfolios of common stocks and other equity securities. Total return swaps obligate the Company and a counterparty to exchange amounts based on the difference between a variable equity index return and a specified fixed rate of return applied to the notional amount of the contract. Total return swaps are reported at fair value, with changes in fair value reported as an unrealized capital gain or loss until the contracts mature or are terminated, at which time a realized capital gain or loss is recognized. The average fair value of open contracts was $2 million and $7 million during 2010 and 2009, respectively. Realized capital gains of $4 million and $72 million were recognized during 2010 and 2009, respectively, on these contracts.

Long equity index futures replications are used in conjunction with the purchase of cash market instruments to replicate investment in portfolios of common stocks and other equity securities. Long equity index futures replications are reported at fair value, with changes in fair value reported as an unrealized capital gain or loss until the contracts mature or are terminated, at which time a realized capital gain or loss is recognized. The average fair value of open contracts was $14 million and $0 during 2010 and 2009, respectively. Realized capital losses of $2 million and $0 were recognized during 2010 and 2009, respectively, on these contracts. The Company held no positions in these instruments at December 31, 2010 or 2009.

Fixed income replications are used to replicate a bond investment through the use of cash market instruments combined with written credit derivatives (single-name default swaps or index credit default swaps) and/or interest rate swaps. Fixed income replications, including the derivative components, are reported at amortized cost. The average fair value of open contracts was $6 million and $2 million during 2010 and 2009. Realized capital gains of $0 and $11 million were recognized during 2010 and 2009, respectively, upon termination of these contracts.

The Company writes credit derivatives only for replication purposes and not as a participant in the credit insurance market. Single-name credit default swap (“CDS”) contracts replicate credit exposure to a specific entity and debt issue with terms to maturity of five to ten years. Upon the occurrence of a defined credit event, the Company would be required to purchase a notional amount of the reference obligation from the counterparty at par value. The Company is not aware of any credit events on outstanding CDS contracts at December 31, 2010 or 2009. The maximum amounts that the Company could potentially be required to pay on CDS contracts at December 31, 2010 and 2009 was $0 and $10 million, respectively. At December 31, 2010 and 2009, the fair value of CDS contracts outstanding was $0 and less than $1 million, respectively.

Income Generation Transactions:

Written equity call options (covered) are used to generate income in exchange for potential future gains on a specific common stock owned by the Company. The Company receives a cash premium at the inception of the contract, and the counterparty has the right (but not the obligation) to purchase the underlying security from the Company at a predetermined price at any time during the term of the contract. Written equity call options are reported at fair value, with changes in fair value reported as an unrealized capital gain or loss until the contracts mature or are exercised by the counterparty, at which time a realized capital gain or loss is recognized. The average fair value of open contracts was ($10) million and ($11) million during 2010 and 2009, respectively. Realized capital gains of less than $1 million and realized capital losses of $3 million were recognized during 2010 and 2009, respectively, upon termination of these contracts. The fair value of written equity call options as of December 31, 2010 was ($39) million. The Company held no positions in these instruments at December 31, 2009.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

Effect on Financial Statements:

The Company’s use of derivatives impacts both the consolidated statement of financial position and the consolidated statement of operations. The effects on the consolidated statement of financial position at December 31, 2010 and 2009 were as follows:

	December 31, 2010			December 31, 2009
	Notional Amount	Statement Value	Fair Value	Notional Amount	Statement Value	Fair Value
	(in millions)
Derivatives designated as hedging instruments:
Interest rate contracts
Interest rate floors	$1,025	$12	$89	$1,025	$13	$69
Interest rate swaps	52	-	13	52	-	11
Swaptions	-	-	-	-	-	-
Foreign exchange contracts
Cross currency swaps	807	(108)	(58)	807	(86)	(55)
Foreign currency covers	-	-	-	-	-	-
Credit contracts
Credit default swaps	52	-	-	52	-	-

Total derivatives designated as hedging instruments	$1,936	$(96)	$44	$1,936	$(73)	$25

Derivatives not designated as hedging instruments:
Interest rate contracts
Interest rate swaps	$150	$-	$5	$150	$-	$(1)
Swaptions	2,157	106	106	1,871	83	83
Fixed futures	2,882	-	-	-	-	-
Foreign exchange contracts
Foreign currency forwards	1,217	2	2	595	10	10
Foreign currency futures	-	-	-	-	-	-
Equity contracts
Equity total return swaps	212	19	19	71	1	1
Equity futures	274	-	-	-	-	-
Equity options	716	(39)	(39)	-	-	-
Credit contracts
Credit default swaps	181	(4)	(4)	224	(7)	(7)

Total derivatives not designated as hedging instruments	$7,789	$84	$89	$2,911	$87	$86

Total derivatives	$9,725	$(12)	$133	$4,847	$14	$111

The notional amounts shown above are used to denominate the derivative contracts and do not represent amounts exchanged between the Company and the derivative counterparties. The statement value of derivatives is included in other investments in the consolidated statement of financial position.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

The effects on the consolidated statement of operations for the years ended December 31, 2010, 2009 and 2008 were as follows:

	Location of Gain/(Loss) Recognized	Amount of Gain or (Loss) Recognized
		2010	2009	2008
		(in millions)
Derivatives in fair value hedging relationships:
Credit contracts
Credit default swaps	Net realized capital gains (losses)	$-	$-	$-

Total derivatives in fair value hedging relationships		$-	$-	$-

	Location of Gain/(Loss) Recognized	Amount of Gain or (Loss) Recognized
		2010	2009	2008
		(in millions)
Derivatives in cash flow hedging relationships:
Interest rate contracts
Interest rate floors	Net realized capital gains (losses)	$-	$-	$-
Interest rate swaps	Net realized capital gains (losses)	-	-	2
Swaptions	Net realized capital gains (losses)	-	-	-
Foreign exchange contracts
Cross currency swaps	Net realized capital gains (losses)	-	(3)	-
Foreign currency covers	Net realized capital gains (losses)	-	-	-

Total derivatives in cash flow hedging relationships		$-	$(3)	$2

	Location of Gain/(Loss) Recognized	Amount of Gain or (Loss) Recognized
		2010	2009	2008
		(in millions)
Derivatives not designated as hedging instruments:
Interest rate contracts
Interest rate swaps	Net realized capital gains (losses)	$-	$10	$(35)
Swaptions	Net realized capital gains (losses)	-	-	-
Fixed futures	Net realized capital gains (losses)	(28)	50	137
Foreign exchange contracts
Foreign currency forwards	Net realized capital gains (losses)	(12)	(9)	131
Foreign currency futures	Net realized capital gains (losses)	-	(171)	194
Equity contracts
Equity total return swaps	Net realized capital gains (losses)	(22)	51	(36)
Equity futures	Net realized capital gains (losses)	(25)	(321)	(58)
Equity options	Net realized capital gains (losses)	-	(2)	2
Commodity Contracts
Natural gas/crude oil swaps	Net realized capital gains (losses)	-	-	4
Credit contracts
Credit default swaps	Net realized capital gains (losses)	-	10	11

Total derivatives not designated as hedging instruments		$(87)	$(382)	$350

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

5.	Reserves for Policy Benefits

General account reserves for policy benefits at December 31, 2010 and 2009 were as follows:

	December 31,
	2010	2009
	(in millions)
Life insurance reserves	$118,706	$111,534
Annuity reserves and deposit liabilities	7,512	7,130
Disability and long-term care unpaid claims and claim reserves	4,098	3,938
Disability and long-term care active life reserves	2,750	2,423

Total reserves for policy benefits	$133,066	$125,025

Life insurance reserves on substantially all policies issued since 1978 are based on the Commissioner’s Reserve Valuation Method (“CRVM”) using the 1958, 1980 or 2001 CSO mortality tables with valuation interest rates ranging from 3.5% to 5.5%. Other life insurance reserves are based primarily on the net level premium method, using various mortality tables at interest rates ranging from 2.0% to 4.5%. As of December 31, 2010, the Company had $1.2 trillion of total life insurance in-force, including $5.5 billion of life insurance in-force for which gross premiums were less than net premiums according to the standard valuation methods and assumptions prescribed by the OCI. Gross premiums can be less than net premiums because they are the result of different calculations. Gross premiums are calculated in pricing and use mortality tables that reflect both the Company’s actual experience and the potential transfer of risk to reinsurers. Net premiums are determined in the calculation of statutory reserves, which must be based on industry standard mortality tables.

As of January 1, 2010, the Company implemented the preferred mortality tables associated with the 2001 CSO mortality table for the calculation of basic and deficiency reserves for term life insurance policies issued in 2006 and 2005, resulting in an $131 million decrease in reserves that is reported as a direct increase to surplus in the consolidated statement of changes in surplus for the year ended December 31, 2010. Because of these and other reserve adjustments made directly to surplus, the difference between reserves for policy benefits at December 31, 2010 and 2009 as shown in the consolidated statement of financial position will not equal the net additions to policy benefit reserves in the consolidated statement of financial position for the year ended December 31, 2010.

As of January 1, 2009, the Company changed the valuation basis for waiver reserves on life insurance. This change decreased the policy benefit reserve for the waiver benefit by $67 million, which was reported as a direct increase to surplus in the consolidated statement of changes in surplus for the year ended December 31, 2009. As of January 1, 2009, the Company also implemented the preferred mortality tables associated with the 2001 CSO mortality table for the calculation of deficiency reserves for term life insurance policies issued in 2008 and 2007, resulting in an $8 million decrease in reserves that is reported as a direct increase to surplus in the consolidated statement of changes in surplus for the year ended December 31, 2009.

Tabular cost has been determined from the basic data for the calculation of policy reserves. Tabular cost less actual reserves released has been determined from the basic data for the calculation of reserves and reserves released. Tabular interest has been determined from the basic data for the

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

calculation of policy reserves. Tabular interest on funds not involving life contingencies is calculated as the product of the valuation interest rate times the mean of the amount of funds subject to such rate held at the beginning and end of the year of valuation.

Additional premiums are charged for substandard lives on policies issued after January 1, 1956. Net level premium or CRVM mean reserves are based on multiples of mortality tables or one-half the net flat or other extra mortality charge. The Company waives deduction of fractional premiums upon death of an insured and returns any portion of the final premium beyond the date of death. Cash values are not promised in excess of the legally computed reserves.

Deferred annuity reserves on policies issued since 1985 are based primarily on the Commissioner’s Annuity Reserve Valuation Method (“CARVM”) with valuation interest rates ranging from 3.5% to 6.25%. Other deferred annuity reserves are based on policy value, with additional reserves held to reflect guarantees under these contracts. Immediate annuity reserves are based on the present value of expected benefit payments with valuation interest rates ranging from 3.5% to 7.5%. Changes in future policy benefit reserves on supplementary contracts without life contingencies are deposit-type transactions and thereby excluded from net additions to policy benefit reserves in the consolidated statement of operations.

At December 31, 2010 and 2009, the withdrawal characteristics of the Company’s general account annuity reserves and deposit liabilities were as follows:

	December 31,
	2010	2009
	(in millions)
Subject to discretionary withdrawal
- with market value adjustment	$969	$990
- at book value less surrender charge of 5% or more	502	420
- at book value without adjustment	3,895	3,692

Not subject to discretionary withdrawal	2,146	2,028

Total	$7,512	$7,130

Unpaid claims and claim reserves for disability policies are based on the present value of expected benefit payments, primarily using the 1985 Commissioner’s Individual Disability Table A (“CIDA”), modified for Company experience, with valuation interest rates ranging from 3.0% to 5.5%. Unpaid claims and claim reserves for long-term care policies are based on the present value of expected benefit payments using industry-based long-term care experience with valuation interest rates ranging from 4.0% to 4.5%.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

Reserves for unpaid claims, losses and loss adjustment expenses on disability and long-term care policies were $4.1 billion and $3.9 billion at December 31, 2010 and 2009, respectively. Changes in these reserves for the years ended December 31, 2010 and 2009 were as follows:

	For the year ended December 31,
	2010	2009
	(in millions)
Balance at January 1	$3,938	$3,744

Incurred related to:
Current year	588	551
Prior years	102	130

Total incurred	690	681

Paid related to:
Current year	(21)	(20)
Prior years	(509)	(467)

Total paid	(530)	(487)

Balance at December 31	$4,098	$3,938

Changes in reserves for incurred claims related to prior years are generally the result of differences between actual and assumed claim experience.

Active life reserves for disability policies issued since 1987 are based primarily on the two-year preliminary term method using the 1985 CIDA for morbidity with a 4.0% valuation interest rate. Active life reserves for prior disability policies are based on the net level premium method, using the 1964 Commissioner’s Disability Table for morbidity with valuation interest rates ranging from 3.0% to 4.0%.

Active life reserves for long-term care policies consist of mid-terminal reserves and unearned premiums. Mid-terminal reserves are based on the one-year preliminary term method and industry-based morbidity experience. For policies issued prior to March 2002, reserves are based on a 4.0% valuation interest rate and total terminations based on the 1983 Individual Annuitant Mortality table without lapses. For policies issued March 2002 and later, minimum reserves are based on valuation interest rates of 4.0% or 4.5% and total terminations based on either the 1983 Group Annuity Mortality table or the 1994 Group Annuity Mortality table with lapses. A separate calculation is performed using valuation interest rates ranging from 5.2% to 6.0% and assuming no lapses. Reserves from the separate calculation are compared in the aggregate to the minimum reserves as calculated above and the greater of the two is reported.

During 2010, the Company recaptured previously ceded long-term care insurance business from two unaffiliated reinsurers. The Company’s reserve balances at December 31, 2010 increased by $100 million as a result of these recapture transactions, primarily related to active life reserves. See Note 9 for more information regarding this reinsurance recapture.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

6.	Premium and Annuity Considerations Deferred and Uncollected

Gross deferred and uncollected insurance premiums represent life insurance premiums due to be received from policyowners through the next respective policy anniversary dates. Net deferred and uncollected premiums represent only the portion of gross premiums related to mortality charges and interest and are reported as an asset in the consolidated statement of financial position.

Deferred and uncollected premiums at December 31, 2010 and 2009 were as follows:

	December 31, 2010		December 31, 2009
	Gross	Net	Gross	Net
		(in millions)

Ordinary new business	$202	$79	$185	$70
Ordinary renewal	1,932	1,601	1,850	1,539

Total deferred and uncollected premiums	$2,134	$1,680	$2,035	$1,609

7.	Separate Accounts

Following is a summary of separate account liabilities by withdrawal characteristic at December 31, 2010 and 2009:

	December 31,
	2010	2009
	(in millions)

Subject to discretionary withdrawal	$15,341	$13,524
Not subject to discretionary withdrawal	3,198	2,609
Non-policy liabilities	124	211

Total separate account liabilities	$18,663	$16,344

While separate account liability values are not guaranteed by the Company, variable annuity and variable life insurance products do include guaranteed minimum death benefits (“GMDB”) underwritten by the Company. The maximum potential cost of these guarantees at December 31, 2010 and 2009 was $119 million and $384 million, respectively, which represents the aggregate difference between guaranteed values and otherwise available values for all variable products for which the guaranteed value was greater at the respective reporting dates. Because these benefits are only available upon the death of the annuitant or insured, reserves for these benefits are based upon NAIC-prescribed methods that take into account, among other factors, the likelihood of death based on standard mortality tables. General account reserves for policy benefits included $15 million and $18 million attributable to GMDB at December 31, 2010 and 2009, respectively.

Premiums and other considerations received from variable annuity and variable life insurance policyowners were $1.7 billion, $1.2 billion and $1.4 billion during the years ended December 31, 2010, 2009 and 2008, respectively. These amounts are reported as premiums in the consolidated statement of operations. The subsequent transfer of these receipts to the separate accounts is reported as transfers to separate accounts in the consolidated statement of operations, net of amounts received from the separate accounts to provide for policy benefit payments to variable product policyowners.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

Following are amounts reported as transfers to and from separate accounts in the summary of operations of the Company’s NAIC Separate Account Annual Statement, which agree with the amounts reported as net transfers to separate accounts in the consolidated statement of operations for the years ended December 31, 2010, 2009 and 2008:

	For the year ended December 31,
	2010	2009	2008
	(in millions)
From Separate Account Annual Statement:
Transfers to separate accounts	$1,819	$1,319	$1,619
Transfers from separate accounts	(1,437)	(1,359)	(1,721)

Net transfers to (from) separate accounts	$382	$(40)	$(102)

8.	Employee and Financial Representative Benefit Plans

The Company sponsors noncontributory defined benefit retirement plans (“plans”) for all eligible employees and financial representatives. In addition to these tax-qualified plans, the Company sponsors nonqualified plans, including plans that provide benefits to certain participants in excess of limits set by the Employee Retirement Income Security Act (“ERISA”) for the qualified plans. The Company’s funding policy for the tax-qualified plans is to make annual contributions that are no less than the minimum amount needed to comply with the requirements of ERISA and no greater than the maximum amount deductible for federal income tax purposes. The Company contributed $275 million and $70 million to the qualified employee retirement plan during the years ended December 31, 2010 and 2009, respectively. The Company does not expect to make a contribution in 2011.

In addition to defined pension benefits, the Company provides certain health care and life insurance benefits (“postretirement benefits”) to retired employees, financial representatives and eligible dependents. The Company pays the entire cost of retiree life insurance coverage, while retirees contribute a portion of the cost of the health plan. Substantially all employees and financial representatives will become eligible for these benefits if they reach retirement age while working for the Company.

During 2009, the employee retirement health plan was amended to increase the participant portion of the cost of benefits. The effect of this amendment reduced the projected benefit obligation at December 31, 2009 by $5 million and reduced net periodic benefit cost by $3 million for the year ended December 31, 2009.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

Aggregate assets and projected benefit obligations of the defined benefit plans and postretirement benefit plans at December 31, 2010 and 2009, and changes in assets and obligations for the years then ended, were as follows:

	Defined Benefit Plans		Postretirement Benefit Plans
	2010	2009	2010	2009
	(in millions)
Fair value of plan assets at January 1	$2,418	$1,992	$69	$62
Changes in plan assets:
Actual return on plan assets	367	419	11	13
Company contributions	275	70	-	-
Actual plan benefits paid	(68)	(63)	(7)	(6)

Fair value of plan assets at December 31	$2,992	$2,418	$73	$69

Projected benefit obligation at January 1	$2,544	$2,368	$290	$269
Changes in benefit obligation:
Service cost of benefits earned	84	83	26	25
Interest cost on projected obligations	154	147	21	16
Projected gross plan benefits paid	(82)	(73)	(22)	(16)
Projected Medicare Part D reimbursement	-	-	1	1
Experience losses (gains)	177	19	99	-
Plan amendments	1	-	-	(5)

Projected benefit obligation at December 31	$2,878	$2,544	$415	$290

Plan assets consist of a share of a group annuity separate account (“GASA”) issued by the Company, which invests primarily in public and private common stocks and a diversified mix of corporate, government and mortgage-backed debt securities. The investment objective of the plans is to maximize long-term total rate of return, consistent with prudent investment risk management and in accordance with ERISA requirements. Plan investments are managed for the sole benefit of the plans’ participants.

While significant exposure to public equity securities is warranted by the long-term duration of expected benefit payments, diversification across asset classes is maintained to provide a risk/reward profile consistent with the objectives of the plans’ participants. Diversified equity investments are subject to an aggregate maximum exposure of 75% of total assets, with holdings in any one corporate issuer not to exceed 3% of total assets. Asset mix is rebalanced regularly to maintain holdings within target asset allocation ranges. The measurement date for plan assets is December 31, with the fair value of plan assets based primarily on quoted market values.

The plans’ target asset allocations and the actual allocation of the fair value of the plans’ ratable share of the GASA by asset class at December 31, 2010 and 2009 were as follows:

	Target Allocation		Defined Benefit Plans		Postretirement Benefit Plans

	2010	2009	2010	2009	2010	2009

Bonds	34%	40%	32%	38%	32%	38%
Equity securities	65%	58%	66%	59%	66%	59%
Other investments	1%	2%	2%	3%	2%	3%

Total assets	100%	100%	100%	100%	100%	100%

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

The projected benefit obligation (“PBO”) represents the actuarial net present value of estimated future benefit obligations. For defined benefit plans, PBO includes assumptions for future salary increases. This method is consistent with the going concern assumption and is prescribed for measurement of pension obligations. The accumulated benefit obligation (“ABO”) is similar to the PBO, but is based only on current salaries with no assumption of future salary increases. The aggregate ABO for the defined benefit plans was $2.5 billion and $2.2 billion at December 31, 2010 and 2009, respectively.

The PBO and ABO amounts above represent the estimated obligations for benefits to vested participants only, as required by the statutory basis of accounting. The additional obligations estimated for participants that have not yet vested in the defined pension plans and the postretirement plans at December 31, 2010 and 2009 were as follows:

	Defined Benefit Plans		Postretirement Benefit Plans
	2010	2009	2010	2009
	(in millions)
PBO	$59	$73	$247	$231
ABO	39	43	-	-

The assumptions used in estimating the projected benefit obligations and the net benefit cost at December 31, 2010, 2009 and 2008 and for the years then ended were as follows:

	Defined Benefit Plans			Postretirement Benefit Plans
	2010	2009	2008	2010	2009	2008
Projected benefit obligation:
Discount rate	5.75%	6.25%	6.25%	5.75%	6.25%	6.25%
Annual increase in compensation	3.75%	3.75%	3.75%	3.75%	3.75%	3.75%

Net periodic benefit cost:
Discount rate	6.25%	6.25%	6.00%	6.25%	6.25%	6.00%
Annual increase in compensation	3.75%	3.75%	4.50%	3.75%	3.75%	4.50%
Long-term rate of return on plan assets	8.00%	8.00%	8.00%	8.00%	8.00%	8.00%

The long-term rate of return on plan assets is estimated assuming a target allocation of plan assets among asset classes, with expected returns by asset class based on long-term historical returns for each asset class. Risk is assessed by evaluating long-term historical standard deviations and correlations between asset classes.

The PBO for postretirement benefits at December 31, 2010 assumed an annual increase in future retiree medical costs of 8.0%, grading down to 5% over six years and remaining level thereafter. At December 31, 2009 the comparable assumption was for an annual increase in future retiree medical costs of 6.5% grading down to 5% over three years and remaining level thereafter. A further increase in the assumed health care cost trend of 1% in each year would increase the accumulated postretirement benefit obligation at December 31, 2010 by $28 million and net periodic postretirement benefit expense for the year ended December 31, 2010 by $4 million. A decrease in the assumed health care cost trend of 1% in each year would reduce the accumulated postretirement benefit obligation as of December 31, 2010 and net periodic postretirement benefit expense for the year ended December 31, 2010 by the same amounts.

During 2010, the Patient Protection and Affordable Care Act (“PPACA”) and the Health Care and Education Reconciliation Act of 2010, which amended certain provisions of the PPACA, were

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

signed into law. One of the provisions of the new laws created an excise tax in 2018 on health plans that have an aggregate value greater than a threshold amount. The impact on the Company’s PBO for postretirement medical benefit from this new excise tax is estimated to be an increase of $36 million, which will be included in the calculation of the plan’s January 1, 2011 obligation. A second provision of the new laws revoked the non-taxable status of the prescription drug subsidies offered to companies that maintain retiree health plans that are actuarially equivalent to the Medicare Part D benefit. The Company previously recorded deferred tax assets based on the liability for postretirement benefits without regard to the tax-free subsidy. As a result of the law change, the related deferred tax assets of $11 million were reduced as a direct adjustment to surplus for the year ended December 31, 2010 to reflect the expected future income tax on the subsidy.

Following is an aggregate reconciliation of the funded status of the plans to the related financial statement liability reported by the Company at December 31, 2010 and 2009:

	Defined Benefit Plans		Postretirement Benefit Plans
	2010	2009	2010	2009
	(in millions)
Fair value of plan assets	$2,992	$2,418	$73	$69
Projected benefit obligation	2,878	2,544	415	290

Funded status	114	(126)	(342)	(221)

Unrecognized net experience losses	665	691	132	42
Unrecognized prior service cost	1	-	(4)	(5)
Unrecognized initial net asset	(515)	(516)	-	-
Additional minimum liability	(14)	(10)	-	-
Nonadmitted asset	(731)	(493)	-	-

Net pension liability	$(480)	$(454)	$(214)	$(184)

Unrecognized net experience gains or losses represent cumulative amounts by which plan experience for return on plan assets or growth in estimated benefit obligations have varied from related assumptions. These differences accumulate without recognition in the Company’s financial statements unless they exceed 10% of plan assets or 10% of the projected benefit obligation, whichever is greater. If they exceed this limit, they are amortized into net periodic benefit cost over the remaining average years of service until retirement of the plan participants, which is currently fourteen years for employee plans and twelve years for financial representative plans.

Unrecognized initial net asset represents the amount by which the fair value of plan assets exceeded the projected benefit obligation for funded pension plans upon the adoption of new statutory accounting guidance for defined benefit plans as of January 1, 2001. The Company has elected not to record a direct credit to surplus for this excess, electing instead to amortize this unrecognized initial net asset as a credit to net periodic benefit cost until exhausted.

An additional minimum liability is required if a plan’s ABO exceeds plan assets or accrued pension liabilities. This additional liability was $14 million, $10 million and $9 million at December 31, 2010, 2009 and 2008, respectively. Changes in the additional minimum liability are reported as a direct adjustment to surplus in the consolidated statement of changes in surplus.

Any net pension assets for funded plans are nonadmitted and are thereby excluded from assets and surplus in the consolidated statement of financial position.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

The components of net periodic benefit cost for the years ended December 31, 2010, 2009 and 2008 were as follows:

	Defined Benefit Plans			Postretirement Benefit Plans
	2010	2009	2008	2010	2009	2008
	(in millions)
Components of net periodic benefit cost:
Service cost of benefits earned	$84	$83	$90	$26	$25	$29
Interest cost on projected obligations	154	147	147	21	16	15
Amortization of experience gains and losses	33	61	4	3	2	-
Amortization of initial net asset	(2)	(28)	-	-	-	-
Expected return on plan assets	(192)	(160)	(218)	(5)	(5)	(7)

Net periodic benefit cost	$77	$103	$23	$45	$38	$37

The expected benefit payments by the defined benefit plans and the postretirement plans for the years 2011 through 2020 are as follows:

	Defined Benefit Plans	Postretirement Benefit Plans
	(in millions)

2011	$95	$20
2012	105	23
2013	116	25
2014	128	29
2015	142	32
2016-2020	969	221

Total	$1,555	$350

The Company also sponsors a contributory 401(k) plan for eligible employees, for which the Company provides a matching contribution, and a noncontributory defined contribution plan for financial representatives. For the years ended December 31, 2010, 2009 and 2008, the Company expensed total contributions to these plans of $31 million, $30 million and $29 million, respectively. The Company also sponsors nonqualified plans that provide benefits to certain participants in excess of limits set by ERISA for qualified defined contribution plans.

9.	Reinsurance

The Company limits its exposure to life insurance death benefits by ceding insurance coverage to various reinsurers. The Company retains a maximum of $35 million of individual life coverage and a maximum of $50 million of joint life coverage. The Company also participates in a life insurance catastrophic risk sharing pool.

The Company cedes 60% of the morbidity risk on group disability plans. The Company ceased reinsuring new individual disability policies in 1999 and new long-term care policies in 2002 but has maintained a portion of the reinsurance ceded on policies issued prior to those dates.

Amounts in the consolidated financial statements are reported net of the impact of reinsurance. Reserves for policy benefits at December 31, 2010 and 2009 were reported net of ceded reserves of $1.6 billion and $1.7 billion, respectively.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

The effects of reinsurance on premium revenue and benefit expense for the years ended December 31, 2010, 2009 and 2008 were as follows:

	For the year ended December 31,
	2010	2009	2008
	(in millions)

Direct premium revenue	$14,984	$13,910	$14,356
Premiums ceded	(732)	(848)	(805)

Net premium revenue	$14,252	$13,062	$13,551

Direct benefit expense	$15,583	$14,458	$15,027
Benefits ceded	(375)	(513)	(567)

Net benefit expense	$15,208	$13,945	$14,460

In addition, the Company received $146 million, $194 million and $184 million in allowances from reinsurers for reimbursement of commissions and other expenses on ceded business for the years ended December 31, 2010, 2009 and 2008, respectively. These amounts are included in other income in the consolidated statement of operations.

Reinsurance contracts do not relieve the Company from its obligations to policyowners. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company mitigates this risk by dealing only with reinsurers that meet its financial strength standards, while adhering to concentration limits that would limit losses in the event of one or more reinsurer failures. Most significant reinsurance treaties contain financial protection provisions should a reinsurer’s credit rating fall below a prescribed level. There were no reinsurance recoverables at December 31, 2010 and 2009 that were considered by management to be uncollectible.

During 2010, the Company recaptured previously ceded long-term care insurance business from two unaffiliated reinsurers. The impact on the Company’s financial statements at December 31, 2010 from these recapture transactions increased investments by $67 million and policy benefit reserves by $100 million, with a resulting decrease in net income and surplus of $33 million for the year then ended.

10.	Income Taxes

The Company files a consolidated federal income tax return including the following subsidiaries:

Northwestern Mutual Investment Services, LLC	Frank Russell Company and subsidiaries
NML Real Estate Holdings, LLC and subsidiaries	Bradford, Inc.
NML Securities Holdings, LLC and subsidiaries	Mason Street Advisors, LLC
Northwestern Investment Management Company, LLC	NML – CBO, LLC
Northwestern Mutual Wealth Management Company	JYD Assets, LLC
NM Pebble Valley, LLC	NM GP Holdings, LLC
NM Investment Holdings, Inc.

The Company collects from or refunds to these subsidiaries their share of consolidated federal income taxes determined under written tax-sharing agreements.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

The major components of current income tax expense in the consolidated statement of operations for the years ended December 31, 2010, 2009 and 2008 were as follows:

	For the year ended December 31,
	2010	2009	2008
	(in millions)
Tax payable on ordinary income	$(33)	$52	$97
Tax credits	(185)	(43)	(122)
Increase (decrease) in contingent tax liabilities	(6)	33	(279)

Total current tax expense (benefit)	$(224)	$42	$(304)

The Company’s taxable income can vary significantly from gain from operations before taxes reported in the consolidated statement of operations due to temporary and permanent differences in revenue recognition and expense deduction between tax and financial statement bases of reporting. The Company’s financial statement effective tax rates were 8%, 9% and 91% for the years ended December 31, 2010, 2009 and 2008, respectively.

The effective tax rate is not the rate of tax applied to the Company’s federal taxable income or loss by the Internal Revenue Service (“IRS”). It is a financial statement relationship that represents the ratio between the sum of total tax expense or benefit incurred, including current tax expense or benefit on realized capital gains and losses and changes in deferred taxes not related to unrealized gains and losses on investments, to the sum of gain from operations before taxes and pretax net realized capital gains or losses. These financial statement effective rates were different than the applicable federal income tax rate of 35% due primarily to net investment income eligible for dividends received deduction, changes in non-admitted deferred tax assets, certain investment transactions, amortization of the IMR, leveraged leases, tax credits, pension contributions, tax losses of subsidiaries not eligible for refunds under intercompany tax-sharing agreements, interest accrued or released on contingent tax liabilities and adjustments to estimated current tax liabilities upon subsequent filing of tax returns.

The Company made payments to the IRS for federal income taxes of $253 million during the year ended December 31, 2010, received federal tax refunds from the IRS of $454 million during the year ended December 31, 2009 and made payments to the IRS for federal income taxes of $72 million during the year ended December 31, 2008. Income taxes paid in 2010 and prior years of $1.1 billion are available at December 31, 2010 for refund claims in the event of future tax losses.

Federal income tax returns for 2007 and prior years are closed as to further assessment of tax. Income taxes payable in the consolidated statement of financial position represents taxes recoverable or payable at the respective reporting date, adjusted for an estimate of additional taxes that may become due with respect to tax years that remained open to examination by the IRS at the respective reporting date (“contingent tax liabilities”).

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

Changes in the amount of contingent tax liabilities for the year ended December 31, 2010 were as follows (in millions):

Balance at January 1, 2010	$418

Additions based on tax positions related to the current year	-
Additions for tax positions of prior years	-
Reductions for tax positions of prior years	(6)

Balance at December 31, 2010	$412

Included in the balance at December 31, 2010 are $386 million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of the deductions. Because of the impact of deferred tax accounting for amounts other than interest, the timing of the ultimate deduction would not affect the effective tax rate in future periods.

The Company recognizes interest accrued or released related to contingent tax liabilities in current income tax expense (benefit). During the years ended December 31, 2010, 2009 and 2008, the Company recognized $(28) million, $19 million and $(38) million, respectively, in interest-related expense (benefit). The Company had $27 million and $55 million accrued for the payment of interest at December 31, 2010 and 2009, respectively.

The Company accounts for deferred tax assets and liabilities, which represent the financial statement impact of cumulative temporary differences between the tax and financial statement bases of assets and liabilities. The significant components of the net deferred tax asset at December 31, 2010 and 2009 were as follows:

	December 31,
	2010	2009	Change
	(in millions)

Deferred tax assets:
Policy acquisition costs	$993	$955	$38
Investments	155	226	(71)
Policy benefit liabilities	1,766	1,645	121
Benefit plan obligations	511	495	16
Guaranty fund assessments	11	11	-
Nonadmitted assets	62	69	(7)
Other	76	159	(83)

Adjusted gross deferred tax assets	3,574	3,560	14

Nonadmitted deferred tax assets	-	-	-

Admitted adjusted deferred tax assets	3,574	3,560	14

Deferred tax liabilities:
Premiums and other receivables	676	603	73
Investments	968	590	378
Other	6	8	(2)

Gross deferred tax liabilities	1,650	1,201	449

Net admitted adjusted gross deferred tax assets	$1,924	$2,359	$(435)

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

Adjusted gross deferred tax assets at December 31, 2010 included $3.4 billion related to temporary differences that were ordinary in nature and $0.2 billion related to temporary differences that were capital in nature. Gross deferred tax liabilities at December 31, 2010 included $0.9 billion related to temporary differences that were ordinary in nature and $0.7 billion related to temporary differences that were capital in nature.

Changes in deferred tax assets and liabilities related to unrealized gains and losses on investments are included in changes in unrealized capital gains and losses in the consolidated statement of changes in surplus. Other net changes in deferred tax assets and liabilities are direct adjustments to surplus and separately reported in the consolidated statement of changes in surplus.

The statutory basis of accounting limits the amount of gross deferred tax assets that can be included in Company surplus. This limit is based on a formula that takes into consideration available loss carryback and carryforward capacity, expected timing of reversal for existing temporary differences, gross deferred tax liabilities and the level of Company surplus.

On December 7, 2009, the NAIC adopted Statement of Statutory Accounting Principles No. 10R, Income Taxes- Revised, A Temporary Replacement of SSAP No. 10 (“SSAP 10R”) effective for the years ending December 31, 2009 and 2010. In October 2010, the NAIC extended SSAP 10R through December 31, 2011and requires certain additional disclosures, including any impact on valuation of gross deferred tax assets from future tax planning strategies. The Company did not assume the benefit of future tax planning strategies in its valuation of gross deferred tax assets at December 31, 2010 and 2009.

SSAP 10R amends the calculation of admitted deferred tax assets (“DTA”) by extending the reversal period of temporary differences from one year to three years and increasing the level of surplus limitation from 10% to 15%, provided the insurer meets a minimum risk-based capital (“RBC”) level of 250%. Insurers that do not meet that minimum RBC level must calculate their admitted DTA using the statutory guidance previously in effect. At both December 31, 2010 and 2009, the Company exceeded the minimum RBC level required to use the SSAP 10R DTA admissibility methodology.

SSAP 10R further requires that gross DTAs be reduced by a statutory valuation allowance adjustment if it is more likely than not that some portion of the DTAs will not be realized. In management’s judgment, the Company’s gross deferred tax assets will likely be realized. Accordingly, no statutory valuation allowance has been recorded. At both December 31, 2010 and 2009, the Company’s gross deferred tax assets did not exceed the limit allowed under SSAP 10R. If the Company had not qualified to use the SSAP 10R DTA admissibility methodology, the Company’s gross deferred tax assets at December 31, 2010 and 2009 would have exceeded the previous SSAP 10 limit by $97 million and $544 million, respectively, which would have reduced surplus in the consolidated statement of financial position by the same amounts compared to the result under SSAP 10R. Of these amounts, $97 million and $544 million were ordinary in nature at December 31, 2010 and 2009, respectively.

At December 31, 2008, the Company adopted a permitted practice related to the valuation of its net deferred tax assets. This permitted practice, which was effective through September 30, 2009, differed from the NAIC Accounting Practices and Procedures Manual in that it extended the reversal period of temporary differences in Statement of Statutory Accounting Principles No. 10, Accounting for Income Taxes (“SSAP 10”), from one year to three years and increased the level of surplus limitation from 10% to 15%.

If the Company had not received permission for this alternative accounting treatment, the Company’s gross deferred tax assets at December 31, 2008 would have exceeded the SSAP 10

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

limit by $844 million, which would have reduced surplus in the consolidated statement of financial position by $770 million at December 31, 2008 compared to the result under the permitted practice.

Significant components of the calculation of admitted deferred tax assets under SSAP 10R at December 31, 2010 and 2009 were as follows:

	December 31, 2010			December 31, 2009			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
	(in millions)			(in millions)			(in millions)
One year reversal and 10% surplus limit:
Federal taxes recoverable from taxes paid in prior years	$696	$55	$751	$894	$71	$965	$(198)	$(16)	$(214)

DTAs expected to be realized within one year	1,076	-	1,076	849	-	849	227	-	227

Remaining DTAs to be offset against DTLs	1,557	93	1,650	1,054	146	1,200	503	(53)	450

Three year reversal and 15% surplus limit:
Federal taxes recoverable from taxes paid in prior years	650	101	751	819	146	965	(169)	(45)	(214)

DTAs expected to be realized within three years	1,737	-	1,737	1,466	-	1,466	271	-	271

Remaining DTAs to be offset against DTLs	1,040	47	1,087	1,058	71	1,129	(18)	(24)	(42)

Stautory capital and surplus:
10 percent of statutory capital and surplus	N/A	N/A	1,179	N/A	N/A	977	N/A	N/A	202

15 percent of statutory capital and surplus	N/A	N/A	1,769	N/A	N/A	1,466	N/A	N/A	303

Risk-based capital levels:
Total adjusted capital	N/A	N/A	20,065	N/A	N/A	16,611	N/A	N/A	3,454
Authorized control level	N/A	N/A	2,142	N/A	N/A	1,810	N/A	N/A	332

Admitted deferred tax assets	3,330	148	3,478	2,799	217	3,016	531	(69)	462
Admitted assets	N/A	N/A	3,478	N/A	N/A	3,016	N/A	N/A	462
Adjusted statutory surplus	N/A	N/A	11,788	N/A	N/A	9,670	N/A	N/A	2,118
Total adjusted capital from DTAs	N/A	N/A	1,924	N/A	N/A	2,359	N/A	N/A	(435)

Increased amounts from use of three-year reversal and 15% surplus limit:
Admitted deferred tax assets	97	-	97	544	-	544	(447)	-	(447)
Admitted assets	N/A	N/A	97	N/A	N/A	544	N/A	N/A	(447)
Adjusted statutory surplus	N/A	N/A	97	N/A	N/A	544	N/A	N/A	(447)

11.	Frank Russell Company

The Company acquired Frank Russell Company (“Russell”) effective January 1, 1999. Russell provides investment products and services in over 40 countries. The initial purchase price of approximately $1.0 billion was funded with a combination of cash, senior notes issued by Russell and bank debt. The purchase agreement also called for additional contingent consideration to be paid to the former owners of Russell based upon its financial performance during the five year period ended December 31, 2003.

At the time of acquisition, the Company received permission from the OCI for a permitted practice regarding the valuation of its equity investment in Russell, whereby all GAAP acquisition goodwill, including any subsequent additions to goodwill resulting from payment of contingent purchase consideration, was charged off from the statutory cost basis of the acquisition as a direct reduction of Company surplus. During 2008, the Company received permission from the OCI to amend the original permitted practice to be in accordance with Statement of Statutory Accounting Principle No. 97, Investments in Subsidiary, Controlled and Affiliated Entities, A Replacement of SSAP No. 88 (“SSAP 97”), using the statutory equity method based on Russell’s audited GAAP

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

book equity, exclusive of any adjustment for Russell’s GAAP goodwill as would otherwise be required by SSAP 97. This new permitted practice was adopted as a change in accounting principle effective January 1, 2008 and resulted in an $829 million direct increase to surplus during the year ended December 31, 2008. At December 31, 2010 and 2009, the Company’s investment in Russell common stock was included in common and preferred stocks in the consolidated statement of financial position at $458 million and $154 million, respectively, compared with a fair value estimated by the Company of approximately $1.7 billion at both dates.

If the Company had not received permission for this alternative accounting treatment, surplus as reported in the consolidated statement of financial position would have been lower by $759 million and $746 million at December 31, 2010 and December 31, 2009, respectively, and net income as reported in the consolidated statement of operations would have been lower by $14 million, $16 million and $63 million for the years ended December 31, 2010, 2009 and 2008, respectively.

During 2010, the Company received common stock dividends from Russell in the amount of $23 million, which was included in net investment income in the consolidated statement of operations. No common stock dividends were received from Russell during 2009.

During 2010, Russell entered into a revolving line of credit of up to $250 million with an unaffiliated lender, which was guaranteed by the Company. This line of credit replaced a similar agreement that had expired on April 30, 2010. During each of 2010 and 2009, the Company received payments of $2.5 million from Russell related to the guarantee of this credit facility. Russell’s borrowings under these facilities were $215 million and $180 million at December 31, 2010 and 2009, respectively.

During 2008, Russell entered into capital support agreements with money market funds it sponsors in order to assure the realizable value of $764 million of Lehman Brothers Holdings Inc. securities held by the funds. The Company guaranteed Russell’s obligations under those agreements. On January 12, 2009, the Company entered into an agreement to purchase, at par, up to $764 million of perpetual junior preferred stock and warrants issued by Russell. The junior preferred stock is callable under certain conditions and pays preferred dividends at a rate of 10.0%, payable semi-annually. The Company purchased $110 million and $519 million of junior preferred stock and warrants under this agreement during 2010 and 2009, respectively, with the proceeds used by Russell to fulfill obligations to its sponsored funds under the capital support agreements.

During 2010, Russell sold its private equity business to an unaffiliated third party, resulting in an after-tax gain to Russell of $382 million, which is reported as an unrealized gain in the Company’s consolidated statement of changes in surplus for the year ended December 31, 2010. The after-tax proceeds of the sale were used by Russell to retire fixed income notes, junior preferred stock and warrants issued by Russell to the Company.

During 2010 and 2009, Russell redeemed $561 million and $24 million, respectively, of junior preferred stock and cancelled warrants under this agreement, leaving $44 million and $495 million of junior preferred stock and warrants outstanding at December 31, 2010 and 2009, respectively. As of December 31, 2010 and 2009, the Company held 15 million and 39 million warrants, respectively, which are subject to cancellation upon the redemption of junior preferred stock under certain circumstances. The warrants, which have exercise prices ranging from $5.33 to $7.61, would increase the Company’s ownership interest in Russell from approximately 93% to 94% if exercised prior to potential cancellation or further dilution as a result of outstanding options related to Russell’s incentive compensation plans. The Company reports the warrants held at December 31, 2010 and 2009, at a value equal to the incremental fair value attributable to the Company’s increased ownership percentage as a result of the warrant. During 2010, Russell satisfied its remaining obligations relating to the Lehman Brothers Holdings Inc. securities held by its

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

sponsored funds, and the Company has no further obligation to purchase junior preferred stock and warrants issued by Russell in connection with this obligation. The Company earned $32 million and $17 million in dividends on Russell junior preferred stock during 2010 and 2009, respectively.

In conjunction with the financing of the Russell acquisition in 1999, the Company guaranteed the repayment of $350 million of senior notes issued to third parties by Russell. During December 2008, the Company purchased, at par, perpetual senior preferred stock issued by Russell in the amount of $350 million. Russell used the proceeds of the senior preferred stock issuance to retire the senior notes upon their maturity on January 15, 2009. The senior preferred stock is callable under certain conditions and pays preferred dividends at a rate of 8.0%, payable semi-annually. The Company earned $28 million and $27 million in dividends on Russell senior preferred stock during 2010 and 2009, respectively.

During 2008, a subsidiary of the Company sold common stock representing a 5% ownership interest in Russell to a third party, resulting in an after-tax gain that was reported as an unrealized capital gain in 2008 pending distribution of the net proceeds to the Company by the subsidiary. Those proceeds were received by the Company in 2009 and were reported in net investment income in the consolidated statement of operations for the year then ended.

The statement value of the Company’s various investments in securities issued by Russell at December 31, 2010 and 2009 were as follows:

	December 31,
	2010	2009
	(in millions)
Common stock	$458	$154
Fixed income notes	-	180
Senior preferred stock	350	350
Junior preferred stock	42	488
Warrants	2	7

Total	$852	$1,179

12.	Contingencies and Guarantees

In the normal course of business, the Company has guaranteed certain obligations of other affiliates and made guarantees of operating leases or future minimum compensation payments on behalf of its financial representatives. The terms of these guarantees range from less than one year to twenty-four years at December 31, 2010. If these affiliates or financial representatives are not able to meet their obligations or these minimum compensation payments are not otherwise met, the Company would be required to make payments to fulfill its guarantees. For certain of these guarantees the Company has the right to recover payments made under the agreements. The maximum aggregate exposure under these guarantees was $476 million at December 31, 2010. The Company believes that the likelihood is remote that payments will be required under these guarantees and therefore has not accrued a contingent liability in the consolidated statement of financial position.

In addition, the Company makes commitments to fund private equity investments, real estate, mortgage loans or other investments in the normal course of business. These commitments aggregated to $2.9 billion at December 31, 2010 and were extended at market rates and terms.

The Company is engaged in various legal actions in the course of its investment and insurance operations. The status of these legal actions is actively monitored by management. If management

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

believed, based on available information, that an adverse outcome upon resolution of a given legal action was probable and the amount of that adverse outcome was reasonably estimable, a loss would be recognized and a related liability recorded. No such liabilities were recorded by the Company at December 31, 2010 and 2009.

Legal actions are subject to inherent uncertainties, and future events could change management’s assessment of the probability or estimated amount of potential losses from pending or threatened legal actions. Based on available information, it is the opinion of management that the ultimate resolution of pending or threatened legal actions, both individually and in the aggregate, will not result in losses having a material effect on the Company’s financial position at December 31, 2010.

13.	Related Party Transactions

During each of 2010 and 2009, the Company transferred certain investments from its general account to unconsolidated subsidiaries as capital contributions. The aggregate statement value and fair value of investments transferred during 2010 was $449 million and $564 million, respectively. The aggregate statement value and fair value of investments transferred during 2009 was $135 million and $139 million, respectively. These capital contributions were accounted for at the lower of book value or fair value, resulting in a realized capital loss of $11 million for the year ended December 31, 2010 and no realized gain or loss for the year ended December 31, 2009.

During 2006, the Company completed a reorganization transaction whereby the Mason Street Funds, a family of mutual funds sponsored and managed by a subsidiary of the Company, were combined with new or existing mutual funds sponsored by two unaffiliated third parties (“successor funds”). Under the terms of the reorganization transaction, the remaining Mason Street Fund shares owned by the Company and its subsidiaries, with an aggregate fair value of $970 million, were exchanged for mutual fund shares in the successor funds of equal fair value. In connection with the reorganization, the Company and its subsidiaries agreed not to redeem their investment in the successor funds for a period of up to three years after the reorganization transaction. During 2009, the Company and its subsidiaries redeemed all of the remaining mutual fund shares in the successor funds with realized capital losses of $83 million and unrealized capital losses of $100 million, respectively, reported by the Company on these redemptions. During 2008, the Company and its subsidiaries redeemed $258 million and $40 million, respectively, of mutual fund shares in the successor funds with net realized capital gains of $27 million and unrealized capital losses of $14 million reported by the Company on these redemptions.

14.	Surplus Notes

On March 26, 2010, the Company issued Surplus Notes (“Notes”) with a principal balance of $1.75 billion, bearing interest at 6.063% and having a maturity date of March 30, 2040. The Notes were issued at par and distributed pursuant to Rule 144A under the Securities Act of 1933, as amended. Interest on the Notes is payable semi-annually on March 30 and September 30, subject to approval by the OCI. The statutory basis of accounting requires that the Company only recognize interest expense on the Notes when and to the extent that the OCI has approved the semi-annual interest payment. The Company recognized $54 million in interest expense on the Notes for the year ended December 31, 2010 upon approval of the first semi-annual interest payment due September 30, 2010.

The Bank of New York Mellon serves as the fiscal agent for the Notes. The Notes are unsecured and subordinated to all present and future indebtedness, policy claims and other creditor claims of the Company. The Notes do not repay principal prior to maturity and principal payment at maturity is subject to the prior approval of the OCI. The Notes are not redeemable at the option of

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

any note holder. The Notes are redeemable, in whole or in part, at the option of the Company at any time, subject to the prior approval of the OCI, at a “make whole” redemption price equal to the greater of the principal amount of the Notes to be redeemed or the sum of the present value of the remaining scheduled payments of principal and interest on the Notes to be redeemed, excluding accrued interest as of the date on which the Notes are to be redeemed, discounted on a semi-annual basis at the adjusted treasury rate plus 25 basis points.

No affiliates of the Company hold any portion of the Notes. The Notes are generally held of record at the Depositary Trust Company by bank custodians on behalf of investors. The largest holder of the Notes was Nippon Life Insurance Company of Japan, which held $250 million in principal at December 31, 2010.

15.	Fair Value of Financial Instruments

On December 5, 2009 the NAIC issued Statement of Statutory Accounting Principles No. 100, Fair Value Measurements (“SSAP 100”), with an effective date of December 31, 2010. SSAP 100 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants (“exit price”). Previous statutory guidance allowed either exit price or entry price to be utilized in fair value measurements. At December 31, 2009, the Company utilized fair value measurement techniques similar to those required by SSAP 100. Accordingly, the adoption of SSAP 100 had no impact on the Company’s consolidated financial position or its fair value disclosures as of December 31, 2010 and 2009.

The fair value of investment assets and certain policy liabilities at December 31, 2010 and 2009 were as follows:

	December 31, 2010		December 31, 2009
	Statement Value	Fair Value	Statement Value	Fair Value
		(in millions)
Investment assets:
Bonds	$96,829	$101,935	$91,004	$92,568
Mortgage loans	21,291	22,038	21,024	19,847
Policy loans	14,472	14,472	13,717	13,717
Common and preferred stocks	9,170	10,493	5,918	7,499
Real estate	1,619	1,964	1,582	1,893
Other investments	9,902	10,765	8,587	9,320
Cash and temporary investments	1,928	1,928	2,610	2,610

Total investment assets	$155,211	$163,595	$144,442	$147,454

Liabilities:
Investment-type insurance reserves	$5,353	$4,974	$5,078	$4,714
Secured borrowing	353	349	600	585
Liabilities held under securities lending	1,349	1,349	2,852	2,852

The statutory basis of accounting allows for the fair value disclosures for bonds and certain preferred stocks, as well as statement value for common stocks and certain preferred stocks, to be based on values published by the SVO, quoted market prices, independent pricing services or internally developed pricing models.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

At December 31, 2010 and 2009, the fair value of bonds were generally based on independent pricing services or internally developed pricing models based on observable market data. The fair value of public common and preferred stocks were generally based on quoted market prices and the fair value of private equity securities were generally based on internally developed pricing models utilizing inputs such as public company comparables, sponsor values, and discounted cash flows. The fair value of the Company’s investment in Russell common stock is estimated using a multiple, reflective of comparable public companies, of Russell’s earnings before interest, taxes, depreciation and amortization, adjusted for debt and the Company’s holdings in Russell preferred stock. See Note 11 regarding the statement value of the Company’s investment in Russell common stock. The fair value of mortgage loans is based on estimated future cash flows discounted using market interest rates for debt with comparable credit risk and maturities. The fair value of real estate is based primarily on estimated future cash flows discounted using market interest or capitalization rates. The fair value of policy loans is based on unpaid principal balance, which approximates fair value. Other investments include: real estate joint ventures, for which fair value is based on estimated future cash flows discounted using market interest rates; other joint ventures and partnerships, for which statement value approximates fair value; investments in low income housing tax credits, for which fair value is based on estimated future tax benefits discounted using market interest rates, and derivatives, for which fair value is based on quoted market prices, where available, or third party and internally developed pricing models.

Investment-type insurance reserves only include individual fixed annuity policies, supplementary contracts without life contingencies and amounts left on deposit with the Company. The fair value of investment-type insurance reserves is based on estimated future cash flows discounted at market interest rates for similar instruments with comparable maturities. The Company’s secured borrowing is backed by pledged securities with fair values in excess of the stated value of the loan. As such, fair value of the borrowing approximates the stated value. See Note 3 for more information related to the Company’s secured borrowing. Liabilities held under the Company’s securities lending program represent the fair value of collateral assets held by the Company that are at least equal to 102% of the securities loaned. See Note 3 for more information on the Company’s securities lending program.

The statutory basis of accounting requires that certain bonds and preferred stocks, most common stocks, certain derivative instruments and most separate account assets be reported at fair value. SSAP 100 requires that estimates of fair value be categorized into three levels based on the nature of the inputs to the valuation estimates:

Level 1 – Fair value is based on quoted prices for identical assets or liabilities in active markets that are accessible to the Company. Active markets are defined as having the following characteristics: (1) many transactions; (2) current prices; (3) price quotes not varying substantially among market makers; (4) narrow bid/ask spreads; and (5) most information publicly available.

Level 2 – Fair value is based on observable market data such as quoted prices for similar assets in active markets or quoted prices for identical or similar assets in non-active markets.

Level 3 – Fair value is estimated by the Company using one or more significant unobservable inputs.

The asset’s or liability’s fair value measurement level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. Valuation techniques used maximize the use of observable inputs and minimize the use of unobservable

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

inputs. There have been no changes in the valuation methodologies used at December 31, 2010 and 2009.

For purposes of statutory accounting, investments that are held at fair value at the end of the prior reporting period and are measured at fair value at the end of the current period are considered to be measured at fair value on a recurring basis. The table below presents the common stocks and separate account assets reported at fair value on a recurring basis in the consolidated statement of financial position as of December 31, 2010. Bonds rated “6” by the NAIC and preferred stocks rated “4”, “5” and “6” by the NAIC, which are reported at the lower of amortized cost or fair value, and the statement values of derivatives reported at fair value as of December 31, 2010 are considered immaterial for the purpose of this disclosure and are thereby not included below.

Investments in unconsolidated subsidiaries are excluded from common stocks reported at fair value as they are reported using the equity method.

	December 31, 2010
	Level	Level	Level
	1	2	3	Total
		(in millions)
General account common stocks	$6,981	$-	$571	$7,552
Separate accounts:
Mutual fund investments	15,574	-	-	15,574
Other benefit plan assets	16	7	1	24
Pension and postretirement assets:
Bonds	-	997	7	1,004
Public and private equities	1,785	-	14	1,799
Preferred stock	5	4	6	15
Cash and Short term securities	52	-	-	52
Other assets/liabilities	1	-	194	195

Subtotal pension and postretirement assets	1,843	1,001	221	3,065

Total	$24,414	$1,008	$793	$26,215

The Company reviews fair value measurements and the related inputs at the end of each reporting period. Whenever applicable, the Company may transfer assets reported at fair value on a recurring basis between levels based upon the quality of inputs available at the end of each reporting period. There were no material asset transfers between Level 1 and Level 2 during the year ended December 31, 2010.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

The following table summarizes the changes in fair value of assets utilizing Level 3 inputs for the year ended December 31, 2010.

	For the year ended December 31, 2010
	Fair value, beginning of period	Realized investment gains/(losses)	Unrealized gains/(losses)	Purchases, sales, settlements	Transfers into/out of Level 3	Fair value, end of period
	(in millions)
General account common stocks	$664	$20	$33	$(156)	$10	$571
Separate accounts:
Other benefit plan assets	1	-	-	-	-	1
Pension and postretirement assets:
Bonds	11	1	(1)	(3)	(1)	7
Public and private equities	13	1	5	(5)	-	14
Preferred stock	2	-	-	4	-	6
Other assets/liabilities	156	7	15	16	-	194

Subtotal pension and postretirement assets	182	9	19	12	(1)	221

Total	$847	$29	$52	$(144)	$9	$793

Report of Independent Auditors

To the Board of Trustees and Policyowners of

  The Northwestern Mutual Life Insurance Company

We have audited the accompanying statutory consolidated statements of financial position of The Northwestern Mutual Life Insurance Company and its subsidiary (the “Company”) as of December 31, 2010 and 2009, and the related consolidated statutory statements of operations, of changes in surplus, and of cash flows for each of the three years in the period ended December 31, 2010. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company prepared these consolidated financial statements using accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin (statutory basis of accounting), which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2010 and 2009 or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2010.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2010 and 2009, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2010, on the basis of accounting described in Note 1.

February 28, 2011

PART C

OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(a)	Financial Statements

(1)	NML Variable Annuity Account C
Included in the Statement of Additional Information are:
Statements of Assets and Liabilities as of the end of the most recent fiscal year
Statements of Operations as of the end of the most recent fiscal year
Statements of Changes in Net Assets for each of the two most recent fiscal years
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm

(2)	The Northwestern Mutual Life Insurance Company
Included in the Statement of Additional Information are:
Consolidated Statement of Financial Position at the end of each of the most recent two fiscal years
Consolidated Statement of Operations for each of the three most recent fiscal years
Consolidated Statement of Changes in Surplus for each of the three most recent fiscal years
Consolidated Statement of Cash Flows for each of the most recent three fiscal years
Notes to Consolidated Statutory Financial Statements
Report of Independent Registered Public Accounting Firm

(b)	Exhibits

Exhibit	Description	Filed Herewith/Incorporated Herein By Reference To
(b)(1)(a)	Resolution of the Board of Trustees of The Northwestern Mutual Life Insurance Company amending NML Variable Annuity Account C Operating Authority, authorizing registration as an Investment Company; and approval of Network Edition Variable Annuity Contract	Exhibit (b)(1)(a) to Form N-4 Post-Effective Amendment No. 28 for NML Variable Annuity Account C, File No. 2-89905-01, filed on February 16, 2006
(b)(1)(b)	Resolution of the Board of Trustees of The Northwestern Mutual Life Insurance Company creating the Account	Exhibit B(1)(a) to Form N-4 Post-Effective Amendment No. 20 for NML Variable Annuity Account C, File No. 2-89905-01, filed on April 25, 2000
(b)(1)(c)	Resolution of the Board of Trustees of The Northwestern Mutual Life Insurance Company to use the Account to facilitate the issuance and maintenance of the Contracts and renaming the Account “NML Variable Annuity Account C”	Exhibit B(1)(b) to Form N-4 Post-Effective Amendment No. 20 for NML Variable Annuity Account C, File No. 2-89905-01, filed on April 25, 2000
(b)(3)	Distribution Agreement Between The Northwestern Life Insurance Company and Northwestern Mutual Investment Services, LLC, dated May 1, 2006	Exhibit (c) to Form N-6 Registration Statement for Northwestern Mutual Variable Life Account II, File No. 333-136124, filed on July 28, 2006
(b)(4)(a)(1)	Form of Flexible Payment Variable Annuity Contract, RR.V.C. NE. (1106), including Sex Distinct Payment Rate Tables	Exhibit (b)(4)(a)(1) to Form N-4 Pre-Effective Amendment No. 1 for NML Variable Annuity Account C, File No. 333-133381, filed on August 8, 2006
(b)(4)(a)(2)	Form of Flexible Payment Variable Annuity Contract, RP.V.C. NE. (1106), including Sex Neutral Payment Rate Tables	Exhibit (b)(4)(a)(2) to Form N-4 Pre-Effective Amendment No. 1 for NML Variable Annuity Account C, File No. 333-133381, filed on August 8, 2006
(b)(4)(b)(1)	Form of Amendment to Qualify Contract as Annuity, RRV 313 (032000)	Exhibit (b)(4)(b)(1) to Form N-4 Registration Statement for NML Variable Annuity Account C, File No. 333-133381, filed on April 19, 2006

(b)(4)(b)(2)	Form of Amendment to Qualify Contract For Use As A Remainder Unitrust, RR.V.NIMCRUT.(1106)	Exhibit (b)(4)(b)(2) to Form N-4 Pre-Effective Amendment No. 1 for NML Variable Annuity Account C, File No. 333-133381, filed on August 8, 2006
(b)(4)(b)(3)	Form of Amendment to Qualify Contract For Use As A Remainder Unitrust, RR.V.NIMCRUT.(0803)	Exhibit (b)(4)(b)(2) to Form N-4 Registration Statement for NML Variable Annuity Account C, File No. 333-133381, filed on April 19, 2006
(b)(4)(c)	Enhanced Death Benefit Rider, VA.EDB.C.NE.(1106)	Exhibit (b)(4)(c) to Form N-4 Registration Statement for NML Variable Annuity Account C, File No. 333-133381, filed on April 19, 2006
(b)(5)	Form of Application (1106), with Owner Identity Verification (0104) and Variable Annuity Suitability Supplement (0805)	Exhibit (b)(5) to Form N-4 Post-Effective Amendment for NML Variable Annuity Account C, File No. 333-133381, filed on April 22, 2008
(b)(6)(a)	Restated Articles of Incorporation of The Northwestern Mutual Life Insurance Company (adopted July 26, 1972)	EX-99.B1 to Form N-4 Post-Effective Amendment No. 16 for NML Variable Annuity Account C, File No. 2-89905-01, filed on April 26, 1996
(b)(6)(b)	Amended By-Laws of The Northwestern Mutual Life Insurance Company dated December 4, 2002	Exhibit B(6) to Form N-4 Post-Effective Amendment No. 24 for NML Variable Annuity Account C, File No. 2-89905-01, filed on February 28, 2003
(b)(8)(a)(1)	Participation Agreement dated March 16, 1999 Among Russell Insurance Funds, Russell Fund Distributors, Inc. and The Northwestern Mutual Life Insurance Company	Exhibit (b)(8)(a) to Form N-4 Post-Effective Amendment No. 66 for NML Variable Annuity Account B, File No. 2-29240, filed on April 28, 2005
(b)(8)(a)(2)	Amendment No. 1 dated August 7, 2000 to the Participation Agreement dated March 16, 1999 Among Russell Insurance Funds, Russell Fund Distributors, Inc. and The Northwestern Mutual Life Insurance Company	Exhibit (h)1(a)(2) to Form N-6 Registration Statement for Northwestern Mutual Variable Life Account II, File No. 333-136124, filed on July 28, 2006
(b)(8)(a)(3)	Amendment No. 2 dated October 13, 2006 to Participation Agreements dated March 16, 1999 and August 7, 2000, respectively, by and among The Northwestern Mutual Life Insurance Company, Russell Investment Funds, f/k/a “Russell Insurance Funds,” and Russell Fund Distributors, Inc.	Exhibit (h)1(a)(3) to Form N-6 Pre-Effective Amendment No. 1, for Northwestern Mutual Variable Life Account II, File No. 333-136124, filed December 13, 2006
(b)(8)(b)(1)	Participation Agreement dated May 1, 2003 among Variable Insurance Products Funds, Fidelity Distributors Corporation and The Northwestern Mutual Life Insurance Company	Exhibit (b)(8)(b) to Form N-4 Post-Effective Amendment No. 66 for NML Variable Annuity Account B, File No. 2-29240, filed on April 28, 2005
(b)(8)(b)(2)	Amendment No. 1 dated October 18, 2006 to Participation Agreement dated May 1, 2003, by and among The Northwestern Mutual Life Insurance Company, Fidelity Distributors Corporation, and each of Variable Insurance Products Fund, Variable Insurance Products Fund II, and Variable Insurance Products Fund III	Exhibit (h)1(b)(2) to Form N-6 Pre-Effective Amendment No. 1, for Northwestern Mutual Variable Life Account II, File No. 333-136124, filed December 13, 2006
(b)(8)(c)	Form of Participation Agreement	Exhibit (b)(8)(c) to Form N-4 Post-Effective Amendment No. 17 for NML Variable Annuity Account A, File No. 333-72913, filed on April 20, 2007
(b)(8)(d)(1)	Administrative Service Fee Agreement dated February 28, 1999 between The Northwestern Mutual Life Insurance Company and Frank Russell Company	Exhibit (b)(8)(c) to Form N-4 Post-Effective Amendment No. 66 for NML Variable Annuity Account B, File No. 2-29240, filed on April 28, 2005

(b)(8)(e)(1)	Service Agreement dated May 1, 2003 between Fidelity Investments Institutional Operations Company, Inc. and The Northwestern Mutual Life Insurance Company	Exhibit (b)(8)(c)(2) to Form N-4 Pre-Effective Amendment No. 1 for NML Variable Annuity Account A, File No. 333-133380, filed on August 8, 2006
(b)(8)(e)(2)	Amendment dated August 1, 2004 to the Service Agreement dated May 1, 2003 between Fidelity Investments Institutional Operations Company, Inc. and The Northwestern Mutual Life Insurance Company	Exhibit (b)(8)(c)(3) to Form N-4 Pre-Effective Amendment No. 1 for NML Variable Annuity Account A, File No. 333-133380, filed on August 8, 2006
(b)(8)(f)	Form of Administrative Services Agreement	Exhibit (b)(8)(f) to Form N-4 Post-Effective Amendment No. 17 for NML Variable Annuity Account A, File No. 333-72913, filed on April 20, 2007
(b)(8)(g)	Form of Shareholder Information Agreement	Exhibit (b)(8)(g) to Form N-4 Post-Effective Amendment No. 17 for NML Variable Annuity Account A, File No. 333-72913, filed on April 20, 2007
(b)(8)(h)	Power of Attorney	Filed herewith.
(b)(8)(i)	NMIS/NM Annuity Operations Admin Agreement	Exhibit (b)(8)(i) to Form N-4 Post-Effective Amendment No. 19 for NML Variable Annuity Account A, File No. 333-72913, filed on April 22, 2008
(b)(9)	Opinion and Consent of Raymond J. Manista, Esq. dated April 20, 2011	Filed herewith.
(b)(10)	Consent of PricewaterhouseCoopers LLP dated April 20, 2011	Filed herewith.

Item 25. Directors and Officers of the Depositor

The following lists include all of the Trustees, executive officers and other officers of The Northwestern Mutual Life Insurance Company, without regard to their activities relating to variable annuity contracts or their authority to act or their status as “officers” as that term is used for certain purposes of the federal securities laws and rules thereunder.

TRUSTEES – As of April 1, 2011

Name	Address
Facundo L. Bacardi	Chairman Bacardi Limited c/o Apache Capital 133 Sevilla Avenue Coral Gables, FL 33134-6006

John N. Balboni	Senior Vice President & CIO International Paper 6400 Poplar Avenue Memphis, TN 38197

David J. Drury	President Poblocki Sign Company LLC 922 South 70th Street Milwaukee, WI 53214

Connie K. Duckworth	President and Chairman of the Board Arzu 77 Stone Gate Lane Lake Forest, IL 60045

David A. Erne	Of Counsel Reinhart Boerner Van Deuren, sc 9590 North Upper River Road River Hills, WI 53217

James P. Hackett	President and CEO Steelcase, Inc. 901 - 44th Street Grand Rapids, MI 49508

Hans Helmerich	President & CEO Helmerich & Payne, Inc. 1437 S. Boulder Avenue Tulsa, OK 74119-3609

Dale E. Jones	Vice Chairman Heidrick & Struggles 2001 Pennsylvania Avenue, NW Suite 925 Washington, DC 20006

Margery Kraus	President & CEO APCO Worldwide 700 12th Street, NW Suite 800 Washington, DC 20005

David J. Lubar	President & CEO Lubar & Co. 700 N. Water Street Suite 1200 Milwaukee, WI 53202

Ulice Payne, Jr.	President & CEO Addison-Clifton, LLC 13555 Bishops Court Suite 245 Brookfield, WI 53005

Gary A. Poliner	President and Chief Risk Officer Northwestern Mutual 720 E. Wisconsin Avenue Milwaukee, WI 53202

John E. Schlifske	Chairman and CEO Northwestern Mutual 720 E. Wisconsin Avenue Milwaukee, WI 53202

H. Mason Sizemore, Jr.	Retired President & COO The Seattle Times 2054 N.W. Blue Ridge Drive Seattle, WA 98177

Peter M. Sommerhauser	Attorney Godfrey & Kahn, SC 780 North Water Street Milwaukee, WI 53202-3590

Mary Ellen Stanek	Managing Director & Chief Investment Officer Baird Advisors Robert W. Baird & Co. President-Baird Funds Inc. 777 E. Wisconsin Avenue 21st Floor Milwaukee, WI 53202

Timothy W. Sullivan	President & CEO Bucyrus International 6744 South Howell Avenue Oak Creek, WI 53154

S. Scott Voynich	Managing Partner Robinson, Grimes & Company, PC 5637 Whitesville Road (31904) P. O. Box 4299 (31914) Columbus, GA

Barry L. Williams	Retired Managing General Partner Williams Pacific Ventures, Inc. 4 Embarcadero Center, Suite 3700 San Francisco, CA 94111

Benjamin F. Wilson	Managing Principal Beveridge & Diamond, P.C. 1350 I Street, NW Suite 700 Washington, DC 20005

Edward J. Zore	Retired Chairman Northwestern Mutual

777 E. Wisconsin Suite 3005 Milwaukee, WI 53202

EXECUTIVE OFFICERS – As of April 1, 2011

John E. Schlifske	Chairman and Chief Executive Officer
Sandra L. Botcher	Vice President (Enterprise Risk Assurance)
Michael G. Carter	Vice President & Chief Financial Officer
Eric P. Christophersen	Vice President (Wealth Management)
Jefferson V. DeAngelis	Senior Vice President (Public Markets)
Mark G. Doll	Executive Vice President & Chief Investment Officer
Christina H. Fiasca	Senior Vice President (Agency Services)
Timothy J. Gerend	Vice President (Compliance/Best Practices)
John M. Grogan	Senior Vice President (Financial Planning & Product Delivery)
Thomas C. Guay	Vice President (New Business)
Gary M. Hewitt	Vice President & Treasurer (Treasury & Investment Operations)
J. Chris Kelly	Vice President and Controller
Jean M. Maier	Executive Vice President (Enterprise Operations and Technology)
Raymond J. Manista	General Counsel & Secretary
Meridee J. Maynard	Senior Vice President (Product Distribution)
Gregory C. Oberland	Executive Vice President (Insurance and Investment Products)
Kathleen A. Oman	Vice President (Policyowner Services)
Gary A. Poliner	President and Chief Risk Officer
Steven M. Radke	Vice President (Government Relations)
David R. Remstad	Vice President and Chief Actuary
Marcia Rimai	Executive Vice President and Chief Administrative Officer
Calvin R. Schmidt	Vice President (Investment Product Operations)
Todd M. Schoon	Executive Vice President (Agencies)
David W. Simbro	Vice President (Life Product)
Paul J. Steffen	Vice President (Agencies)
Conrad C. York	Vice President (Marketing)
Todd O. Zinkgraf	Vice President (Enterprise Solutions)

OTHER OFFICERS – As of December 1, 2010

Employee	Title

Gregory A. Gurlik	Senior Actuary
Donald C. Kiefer	VP-Actuary
James Lodermeier	Senior Actuary
Robert G. Meilander	VP-Corporate Actuary
Ted A. Matchulat	Director Product Compliance
Jon K. Magalska	Senior Actuary
Arthur V. Panighetti	VP-Actuary
Chris G. Trost	Senior Actuary
P. Andrew Ware	VP-Actuary

Mark S. Bishop	Regional VP-Field Supervision
Jennifer L. Brase	VP-Agency Development
Somayajulu Durvasula	Regional VP-Field Supervision
Mark J. Gmach	Regional VP-Field Supervision
David D. Kiecker	Regional VP-Field Supervision
Steven C. Mannebach	VP-Agency Development
Daniel J. O’Meara	VP-Agency Development
Charles J. Pendley	VP-Agency Development
Michael E. Pritzl	VP-Agency Development

Employee	Title
Martha M. Kendler	Director-Annuity & Income Market
Jeffrey J. Niehaus	Director-Business Retirement Markets
David G. Stoeffel	VP-Annuity & Investment Products
Kellen A. Thiel	Director-Managed Products
Brian D. Wilson	Director-IPS Marketing & Sales
Robert J. Wright	Director-IPS Strategic Partnerships Product Support

Robert J. Johnson	Director-Compliance Oversight and Review
James M. Makowski	Asst. Director-Marketing Materials Compliance
Timothy Nelson	Director-Market Conduct

Jason T. Anderson	Asst. Director-Tax
Gwen C. Canady	Director-Corporate Reporting
Barbara E. Courtney	Director-Mutual Fund Accounting
Walter M. Givler	VP-Accounting Policy
David K. Nunley	VP-Tax
Stephen R. Stone	Director-Investment Accounting

Rick T. Zehner	VP-Special Projects

Laila V. Hick	Director-Field Supervision
Daniel A. Riedl	VP-Field Distribution Policies & Administration
Alexander D. Schneble	Director-Field Distribution Policies & Administration

Robyn S. Cornelius	Director-Distribution Planning
Richard P. Snyder	Director-Field Compensation

Pency P. Byhardt	VP-Field Services & Support
Karla D. Hill	Asst. Director-CL&R Operations
Joanne M. Migliaccio	Director-Field Services & Support
Lisa A. Myklebust	Director-Network Office Operations
Matthew T. Sauer	Director-Field Technology

Thomas R. Anderson	Director-Financial Security
Rebekah B. Barsch	Director-Retirement Markets
Barbara A. Bombaci	Director-Advanced Planning
Kenneth P. Elbert	Director-Advanced Planning
Daniel R. Finn	Director-Advanced Planning
William F. Grady, IV	Director-Advanced Planning
Debra L. Hagan	Director-Administration/Operations FSP
Laura J. Hauschild	Director-Retirement Markets
Patrick J. Horning	Director-Advanced Planning
Meg E. Jansky	Director-Financial Planning & Product Deliver
John E. Muth	Director-Advanced Planning
John K. O’Meara	Director-Advanced Planning
Brent A. Ritchey	Director-Advanced Planning
William H. Taylor	VP-Advanced Financial Security Planning
Stanford A. Wynn	Director-Advanced Planning

Don P. Gehrke	Director-ICS Investment Operations
David Harley	Director-IPS Operations
Patricia J. Hillmann	Director-Annuity Customer Service
Todd M. Jones	Director-IPS Finance
Kevin J. Konopa	Director-Business Systems Team
Sarah R. Schneider	Director-Annuity Operations
Jeffrey B. Williams	NMIS and WMC Chief Compliance Officer

Michael S. Bula	Asst. General Counsel & Asst. Secretary
Thomas B. Christenson	Asst. General Counsel & Asst. Secretary
Mark S. Diestelmeier	Asst. General Counsel & Asst. Secretary
John E. Dunn	VP & Investment Products & Services Counsel
James R. Eben	Asst. General Counsel & Asst. Secretary
Chad E. Fickett	Asst. General Counsel & Asst. Secretary

Employee	Title
Gerald E. Fradin	Asst. General Counsel & Asst. Secretary
James C. Frasher	Asst. General Counsel & Asst. Secretary
Sheila M. Gavin	Asst. General Counsel & Asst. Secretary
Kevin M. Gleason	Asst. General Counsel & Asst. Secretary
Gregory Johnson	Asst. General Counsel & Asst. Secretary
James A. Koelbl	Asst. General Counsel & Asst. Secretary
Steven J. LaFore	Asst. General Counsel & Asst. Secretary
Michael J. Mazza	Asst. General Counsel & Asst. Secretary
Lesli H. McLinden	Asst. General Counsel & Asst. Secretary
Richard E. Meyers	Asst. General Counsel & Asst. Secretary
Jennifer W. Murphy	Asst. General Counsel & Asst. Secretary
David K. Nelson	Asst. General Counsel & Asst. Secretary
Michelle Nelson	Asst. General Counsel & Asst. Secretary
Randy M. Pavlick	Asst. General Counsel & Asst. Secretary
William C. Pickering	Asst. General Counsel & Asst. Secretary
Nora M. Platt	Asst. General Counsel & Asst. Secretary
Harvey W. Pogoriler	Asst. General Counsel & Asst. Secretary
Zhibin Ren	Asst. General Counsel & Asst. Secretary
Peter K. Richardson	Asst. General Counsel & Asst. Secretary
Tammy M. Roou	VP & Insurance & Distribution Counsel
Kathleen H. Schluter	VP & Tax Counsel
Rodd Schneider	VP & Litigation Counsel
Mark W. Smith	Assoc. General Counsel & Asst. Secretary
John M. Thompson	Asst. General Counsel & Asst. Secretary
John W. Warren	Asst. General Counsel & Asst. Secretary
Catherine A. Wilbert	Asst. General Counsel & Asst. Secretary
Terry R. Young	Asst. General Counsel & Asst. Secretary

Jason R. Handal	Director-Specialty Markets
Todd L. Laszewski	Director-Life Product Development
William Brian Henning	Director-Competitive Intelligence
Jane Ann Schiltz	VP-Business Markets

Carrie L. Bleck	Director-Policyowner Services
Travis T. Piotrowski	Director-Policyowner Services
Diane P. Smith	Asst. Director-Policyowner Services
Natalie J. Versnik	Director-Policyowner Services
Michael D. Zelinski	Director-Policyowner Services

Karla J. Adams	Director-Investment Risk Management
James A. Brewer	Director-Investment Planning
Donald Forecki	Director-Investment Operations, Asst. Secretary
Karen A. Molloy	Director-Banking & Cash Management, Asst. Treasurer
Michael S. Treptow	Director-Investment Performance Management

Mark J. McLennon	VP-Investment Advisory Services

The business addresses for all of the executive officers and other officers is 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

Item 26. Persons Controlled By or Under Common Control with the Depositor or Registrant

The subsidiaries of The Northwestern Mutual Life Insurance Company (“Northwestern Mutual”), as of March 31, 2011 are set forth on the following pages. In addition to these subsidiaries, the following separate investment accounts (which include the Registrant) may be deemed to be either controlled by, or under common control with, Northwestern Mutual:

1.	NML Variable Annuity Account A
2.	NML Variable Annuity Account B
3.	NML Variable Annuity Account C
4.	Northwestern Mutual Variable Life Account
5.	Northwestern Mutual Variable Life Account II

Northwestern Mutual Series Fund, Inc. and Russell Investment Funds (the “Funds”), shown below as subsidiaries of Northwestern Mutual, are investment companies registered under the Investment Company Act of 1940, offering their shares to the separate accounts identified above; and the shares of the Funds held in connection with certain of the accounts are voted by Northwestern Mutual in accordance with voting instructions obtained from the persons who own, or are receiving payments under, variable annuity contracts or variable life insurance policies issued in connection with the separate accounts, or in the same proportions as the shares which are so voted.

NORTHWESTERN MUTUAL CORPORATE STRUCTURE1

(as of March 31, 2011)

Legal Entity Name	Domestic Jurisdiction	Owner %
Operating Subsidiaries
Northwestern Mutual Capital Limited (2)	United Kingdom	100.00
Mason Street Advisors, LLC (2)	Delaware	100.00
Northwestern Investment Management Company, LLC (2)	Delaware	100.00
Northwestern Long Term Care Insurance Company (2)	Wisconsin	100.00
Northwestern Mutual Investment Services, LLC (2)	Wisconsin	100.00
Northwestern Mutual Wealth Management Company (2)	United States	100.00
Frank Russell Company (3)	Washington	92.71

All Other Subsidiaries
100 East Wisconsin Avenue Joint Venture (2)	Wisconsin	100.00
1100 Arlington Heights Road, LLC (2)	Delaware	100.00
31 Ogden, LLC (2)	Delaware	100.00
3412 Exchange, LLC (2)	Delaware	100.00
AFE Brentwood Park, LLC (2)	Delaware	100.00
Amber, LLC (2)	Delaware	100.00
Arbor Lake Village Apartments Limited Liability Company (2)	Delaware	100.00
Arbor Oaks Ltd. (2)	Florida	100.00
Baraboo, Inc. (2)	Delaware	100.00
Bayridge, LLC (2)	Delaware	100.00
Bishop Square, LLC (2)	Delaware	100.00
Bradford, Inc. (2)	Delaware	100.00
Brendan International Sales, Inc. (2)	U.S. Virgin Islands	100.00
Brookarbor Joint Venture(2)	Illinois	100.00
Burgundy, LLC (2)	Delaware	100.00
Chateau, LLC (2)	Delaware	100.00
Coral, Inc. (2)	Delaware	100.00
Cortona Holdings, LLC (2)	Delaware	100.00
Fairfield Potomac Club LLC (2)	Delaware	100.00
Fairfield West Deer Park LLC (2)	Delaware	100.00
Foxkirk, LLC (2)	Delaware	100.00
Group Liquidation Corp. (2)	New Mexico	100.00
Hazel, Inc. (2)	Delaware	100.00
Higgins, Inc. (2)	Delaware	100.00
Highbrook International Sales, Inc. (2)	U.S. Virgin Islands	100.00
Hobby, Inc. (2)	Delaware	100.00
Hollenberg 1, Inc. (2)	Delaware	100.00
Jacksonville Concourse II, LLC(2)	Delaware	100.00
Jacksonville Concourse III, LLC(2)	Delaware	100.00
Jacksonville Concourse, LLC (2)	Delaware	100.00

NORTHWESTERN MUTUAL CORPORATE STRUCTURE1

(as of March 31, 2011)

Legal Entity Name	Domestic Jurisdiction	Owner %
Juleen, LLC (2)	Delaware	100.00
Justin International FSC, Inc. (2)	U.S. Virgin Islands	100.00
JYD Assets LLC (2)	Delaware	100.00
Klode, Inc. (2)	Delaware	100.00
Kristiana International Sales, Inc. (2)	U.S. Virgin Islands	100.00
Lake Bluff, Inc. (2)	Delaware	100.00
Logan, Inc. (2)	Delaware	100.00
Lydell, Inc. (2)	Delaware	100.00
Maroon, Inc. (2)	Delaware	100.00
Mason & Marshall, Inc. (2)	Delaware	100.00
Millbrook Apartments Associates L.L.C. (2)	Virginia	100.00
Mitchell, Inc. (2)	Delaware	100.00
Model Portfolios, LLC (2)	Delaware	100.00
N.M. Albuquerque, Inc. (2)	New Mexico	100.00
New Arcade, LLC (2)	Wisconsin	100.00
New Street Joint Venture (2)	Illinois	100.00
Nicolet, Inc. (2)	Delaware	100.00
NM BSA, LLC (2)	Delaware	100.00
NM Cancer Center GP, LLC (2)	Delaware	100.00
NM DFW Lewisville, LLC (2)	Delaware	100.00
NM F/X, LLC (2)	Delaware	100.00
NM GP Holdings, LLC (2)	Delaware	100.00
NM Harrisburg, Inc. (2)	Pennsylvania	100.00
NM Imperial, LLC (2)	Delaware	100.00
NM Investment Holdings, LLC (2)	Delaware	100.00
NM Lion, LLC (2)	Delaware	100.00
NM Majestic Holdings, LLC (2)	Delaware	100.00
NM Pebble Valley LLC (2)	Delaware	100.00
NM RE Funds, LLC (2)	Delaware	100.00
NM Regal, LLC (2)	Delaware	100.00
NM Twin Creeks GP, LLC (2)	Delaware	100.00
NML Clubs Associated, Inc. (2)	Wisconsin	100.00
NML Development Corporation (2)	Delaware	100.00
NML Real Estate Holdings, LLC (2)	Wisconsin	100.00
NML Securities Holdings, LLC (2)	Wisconsin	100.00
NML-CBO, LLC (2)	Delaware	100.00
NMRM Holdings, LLC (2)	Delaware	100.00
North Van Buren, Inc. (2)	Delaware	100.00
Northwestern Ellis Company (2)	Nova Scotia	100.00
Northwestern Mutual Capital GP II, LLC (2)	Delaware	100.00
Northwestern Mutual Capital GP, LLC (2)	Delaware	100.00
Northwestern Mutual Capital Mezzanine Fund II, LP (2)	Delaware	100.00
Northwestern Mutual Capital Strategic Equity Fund II, LP (2)	Delaware	100.00
Northwestern Mutual Series Fund, Inc. (4)	Maryland	100.00
NS Lafayette PA Limited Partnership (2)	Delaware	100.00

NORTHWESTERN MUTUAL CORPORATE STRUCTURE1

(as of March 31, 2011)

Legal Entity Name	Domestic Jurisdiction	Owner %
NS Lafayette, LLC (2)	Delaware	100.00
NW Pipeline, Inc. (2)	Texas	100.00
Olive, Inc. (2)	Delaware	100.00
Osprey Links, LLC (2)	Delaware	100.00
Park Ridge Corporate Center, LLC (2)	Delaware	100.00
Piedmont Center, 1-4 LLC (2)	Delaware	100.00
Piedmont Center, 15 LLC (2)	Delaware	100.00
RE Corp. (2)	Delaware	100.00
Regina International Sales, Inc. (2)	U.S. Virgin Islands	100.00
Russet, Inc. (2)	Delaware	100.00
Scotty, LLC (2)	Delaware	100.00
Solar Resources, Inc. (2)	Wisconsin	100.00
Stadium and Arena Management, Inc. (2)	Delaware	100.00
Travers International Sales, Inc. (2)	U.S. Virgin Islands	100.00
Tupelo, Inc. (2)	Delaware	100.00
Two Con Holdings, LLC (2)	Delaware	100.00
Two Con SPE, LLC (2)	Delaware	100.00
Two Con, LLC (2)	Delaware	100.00
Villas of St. Johns L.L.C. (2)	Florida	100.00
Walden OC, LLC (2)	Delaware	100.00
Warren Corporate Center, LLC (2)	Delaware	100.00
West Huron Joint Venture (2)	Washington	100.00
White Oaks, Inc. (2)	Delaware	100.00
Windwood Drive Ann Arbor, LLC (2)	Delaware	100.00

(1)	Certain subsidiaries are omitted on the basis that, considered in the aggregate at year end 2010, they did not constitute a significant subsidiary as defined by Regulation S-X. Certain investment partnerships and limited liability companies that hold real estate assets of The Northwestern Mutual Life Insurance Company are not represented. Excluded is the entire corporate structure under Frank Russell Company, which includes registered investment advisers and registered investment companies.
(2)	Subsidiary included in the consolidated financial statements.
(3)	Subsidiary files separate financial statements.
(4)	Growth Stock Portfolio, Focused Appreciation Portfolio, Large Cap Core Stock Portfolio, Large Cap Blend Portfolio, Index 500 Stock Portfolio, Large Company Value Portfolio, Domestic Equity Portfolio, Equity Income Portfolio, Mid Cap Growth Stock Portfolio, Index 400 Stock Portfolio, Mid Cap Value Portfolio, Small Cap Growth Stock Portfolio, Index 600 Stock Portfolio, Small Cap Value Portfolio, International Growth Portfolio, Research International Core Portfolio, International Equity Portfolio, Emerging Markets Equity Portfolio, Money Market Portfolio, Short-Term Bond Portfolio, Select Bond Portfolio, Long-Term U.S. Government Bond Portfolio, Inflation Protection Portfolio, High Yield Bond Portfolio, Multi-Sector Bond Portfolio, Commodities Return Strategy Portfolio, Balanced Portfolio, Asset Allocation Portfolio.

Item 27. Number of Contract Owners

As of March 31, 2011, 343 variable annuity contracts issued in connection with NML Variable Annuity Account C were outstanding. 102 such contracts were issued as contracts for plans qualifying for special treatment under various provisions of the Internal Revenue Code. 241 such contracts were not so issued.

Item 28. Indemnification

(a)        That portion of the By-laws of the Depositor, Northwestern Mutual, relating to indemnification of Trustees and officers is set forth in full in Article VII of the By-laws of Northwestern Mutual, amended by resolution and previously filed as Exhibit A(6)(b) to the registration statement of Northwestern Mutual Variable Life Account (File No. 333-59103) on July 15, 1998.

(b)        Section 10 of the Distribution Agreement dated May 1, 2006 between Northwestern Mutual and Northwestern Mutual Investment Services, LLC (“NMIS”) provides substantially as follows:

B. Indemnification by Company. The Company agrees to indemnify, defend and hold harmless NMIS, its successors and assigns, and their respective officers, directors, and employees (together referred to as “NMIS Related Persons”), from any and all joint or several losses, claims, damages or liabilities (including any reasonable investigative, legal and other expenses incurred in connection with, and any amounts paid in settlement of, any action, suit or proceeding or any claim asserted), to which NMIS and/or any NMIS Related Persons may become subject, under any law, regulation or NASD rule, at common law or otherwise, that arises out of or are based upon (i) any breach of this Agreement by the Company and (ii) any untrue statement of or omission to state a material fact (except for information supplied by or on behalf of NMIS or for which NMIS is responsible) contained in any Registration Statement, Contract prospectus, SAI or supplement thereto or in any Marketing Material.

This indemnification shall be in addition to any liability that the Company may otherwise have; provided, however, that no person shall be entitled to indemnification pursuant to this provision for any loss, claim, damage or liability due to the willful misfeasance, bad faith or gross negligence or reckless disregard of duty by the person seeking indemnification.

C. Indemnification by NMIS. NMIS agrees to indemnify, defend and hold harmless the Company, its successors and assigns, and their respective officers, trustees or directors, and employees (together referred to as “ Company Related Persons”), from any and all joint or several losses, claims, damages or liabilities (including any reasonable investigative, legal and other expenses incurred in connection with, and any amounts paid in settlement of, any action, suit or proceeding or any claim asserted), to which the Company and/or any Company Related Persons may become subject, under any law, regulation or NASD rule, at common law or otherwise, that arises out of or are based upon (i) any breach of this Agreement by NMIS and (ii) any untrue statement of or omission to state a material fact (except for information supplied by or on behalf of the Company or for which the Company is responsible) contained in any Registration Statement, Contract prospectus, SAI or supplement thereto or in any Marketing Material, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon information furnished in writing by NMIS to the Company specifically for use in the preparation of the aforesaid material.

This indemnification shall be in addition to any liability that NMIS may otherwise have; provided however, that no person shall be entitled to indemnification pursuant to this provision for any loss, claim, damage or liability due to the willful misfeasance, bad faith or gross negligence or reckless disregard of duty by the person seeking indemnification.

D. Indemnification Generally. Any person seeking indemnification under this section shall promptly notify the indemnifying party in writing after receiving notice of the commencement of any action as to which a claim for indemnification will be made; provided, however, that failure to so notify the indemnifying party shall not relieve such party from any liability which it may have to such person otherwise than on account of this section.

The indemnifying party shall be entitled to participate in the defense of the indemnified person but such participation will not relieve such indemnifying party of the obligation to reimburse the indemnified party for reasonable legal and other expenses incurred by such party in defending himself, herself or itself.

Item 29. Principal Underwriters

(a)        NMIS is the principal underwriter of the securities of the Registrant. NMIS is also the principal underwriter for the NML Variable Annuity Account A (811-21887), the NML Variable Annuity Account B (811-

1668), the Northwestern Mutual Variable Life Account (811-3989) and the Northwestern Mutual Variable Life Account II (811-21933).

(b)        As of April 1, 2011, the directors and officers of NMIS are as follows:

Name	Position

Jason T. Anderson	Assistant Treasurer
Mark S. Bishop	Regional Vice President, Field Supervision
Pency Byhardt	Vice President, Field Services and Support
Michael G. Carter	Director
Somayajulu V. Durvasula	Regional Vice President, Field Supervision
Susan M. Emmer	Field Education Manager
Michael S. Ertz	Vice President, Field Vertical Growth
Christina H. Fiasca	Senior Vice President, Agency Services
Anne A. Frigo	Director, Insurance Products Compliance
Don P. Gehrke	Director, Retail Investment Operations
Timothy J. Gerend	Vice President, Compliance/Best Practices
Mark J. Gmach	Regional Vice President, Field Supervision
David A. Granger	Assistant Director, Human Resources
Mark A. Gregory	Assistant Director, NMIS Compliance
John M. Grogan	Director, Senior Vice President, Financial Planning and Product Delivery
Thomas C. Guay	Vice President, Variable Underwriting & Issue
Jason R. Handal	Director, Specialty Markets
David P. Harley	Director, Retail Investment Operations
Laila V. Hick	Director, Field Supervision Standards
Karla D. Hill	Assistant Director, Contract, License and Registration Operations
Patricia J. Hillman	Director, Annuity Customer Services
Dean M. Hopp	Assistant Director, IPS Product Lines and Municipal Funds Securities Limited Principal
Diane B. Horn	NMIS Anti-Money Laundering Compliance Officer
Robert J. Johnson	Director, Compliance/Best Practices
Todd M. Jones	Treasurer, Financial and Operations Principal
David D. Kiecker	Regional Vice President, Field Supervision
Sharen L. King	Director, Practice Management & Field Training
Steven J. LaFore	Assistant Secretary
Dwight Larkin	Assistant Director- Retail Investment Services & Registered Options and Securities Futures Principal, Municipal Securities Principal, MSRB Primary Contact
Todd L. Laszewski	Director, Life Product Development
Arleen J. Llewellyn	Director, IPS Business Integration
Jean M. Maier	Senior Vice President, Insurance Operations
James M. Makowski	Assistant Director, Marketing Materials Compliance
Steven C. Mannebach	Vice President, Agency Development
Mac McAuliffe	National Sales Director
Mark E. McNulty	Assistant Director, Compliance Assurance
Joanne M. Migliaccio	Director, Contract, License and Registration
Michael J. Mihm	Director, IPS Business Development
Benjamin N. Moen	Regional Vice President, Sales
Jennifer W. Murphy	Secretary
Timothy D. Nelson	Director, Compliance/Best Practices
Jeffrey J. Niehaus	Director, Business Markets
Jennifer O’Leary	Assistant Treasurer
Kathleen A. Oman	Vice President, Variable Life Servicing
Michael J. Patkunas	Regional Vice President, Sales
John J. Piazza	Regional Vice President, Sales
Georganne K. Prom	New Business Variable Life Compliance Coordinator
Daniel A. Riedl	Senior Vice President and Chief Operating Officer
Marcia Rimai	Director

Robin E. Rogers	Assistant Director, Contract, License & Registration
Russell R. Romberger	Regional Vice President, Sales
Jeffrey P. Schloemer	Assistant Director, Compliance Oversight & Review
Calvin R. Schmidt	Director, President and CEO
Alexander D. Schneble	Director, NMIS Administration
Sarah R. Schneider	Director, Annuity Operations
Todd M. Schoon	Director, Executive Vice President, Agencies
David W. Simbro	Vice President, Life Product
Todd W. Smasal	Director, Human Resources
Richard P. Snyder	Director, Compensation Services
Michael C. Soyka	Regional Vice President, Sales
Paul J. Steffen	Vice President, Agencies
Steven H. Steidinger	Director, Variable Life Products
Carol A. Stilwell	POS Variable Life Compliance Coordinator
David G. Stoeffel	Vice President, Annuity and Investment Products
Christine L. Szafranksi	Assistant Director, Market Conduct
William H. Taylor	Vice President, Advanced Financial Security Planning
Kellen A. Thiel	Director, Personal Investment Markets
Gwendolyn K. Weithaus	Assistant Director, NMIS Compliance
Alan M. Werth	Third Party Sales Consultant
Jeffrey B. Williams	Vice President and Chief Compliance Officer, NMIS Compliance, FINRA Executive Representative
Brian D. Wilson	Director, Marketing and Sales
Robert J. Wright	Director, Strategic Partnerships and Product Support

The address for each director and officer of NMIS is 611 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

(c)        NMIS, the principal underwriter, received $41,766 of commissions and other compensation, directly or indirectly, from Registrant during the last fiscal year.

Item 30. Location of Accounts and Records

All accounts, books or other documents required to be maintained in connection with the Registrant’s operations are maintained in the physical possession of Northwestern Mutual at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

Item 31. Management Services

There are no contracts, other than those referred to in Part A or Part B of this Registration Statement, under which management-related services are provided to the Registrant and pursuant to which total payments of $5,000 or more were made during any of the last three fiscal years.

Item 32. Undertakings

(a)        The Registrant undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b)        The Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

(c)        The Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request at the address or phone number listed in the prospectus.

(d)        Reference is made to the indemnification provisions disclosed in response to Item 28. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the registered securities, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

(e)        The Northwestern Mutual Life Insurance Company hereby represents that the fees and charges deducted under the contracts registered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company under the contracts.

SIGNATURES

As required by the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant, NML Variable Annuity Account C, certifies that it meets all of the requirements for effectiveness of this Amended Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amended Registration Statement to be signed on its behalf, in the City of Milwaukee, and State of Wisconsin, on the 20th day of April, 2011.

NML VARIABLE ANNUITY ACCOUNT C
(Registrant)

		By	THE NORTHWESTERN MUTUAL LIFE
INSURANCE COMPANY
(Depositor)

Attest:	/s/ RAYMOND J. MANISTA		By:	/s/ JOHN E. SCHLIFSKE
	Raymond J. Manista,			John E. Schlifske,
	General Counsel and Secretary			Chief Executive Officer
As required by the Securities Act of 1933, this Amended Registration Statement has been signed by the Depositor on the 20th day of April, 2011.
THE NORTHWESTERN MUTUAL LIFE
INSURANCE COMPANY
(Depositor)

Attest:	/s/ RAYMOND J. MANISTA		By:	/s/ JOHN E. SCHLIFSKE
	Raymond J. Manista,			John E. Schlifske,
	General Counsel and Secretary			Chief Executive Officer

As required by the Securities Act of 1933, this Amended Registration Statement has been signed by the following persons in the capacities with the Depositor and on the dates indicated:

Signature	Title

Chairman, Trustee and
/s/ JOHN E. SCHLIFSKE	Chief Executive Officer;
John E. Schlifske	Principal Executive Officer

/s/ MICHAEL G. CARTER	Chief Financial Officer and
Michael G. Carter	Principal Financial Officer

/s/ JOHN C. KELLY	Vice President and Controller;
John C. Kelly	Principal Accounting Officer

/s/ Facundo L. Bacardi*	Trustee
Facundo L. Bacardi

/s/ John N. Balboni*	Trustee
John N. Balboni

/s/ David J. Drury*	Trustee
David J. Drury

/s/ Connie K. Duckworth*	Trustee
Connie K. Duckworth

/s/ David A. Erne*	Trustee
David A. Erne

/s/ James P. Hackett*	Trustee
James P. Hackett

/s/ Hans Helmerich*	Trustee
Hans Helmerich

/s/ Dale E. Jones*	Trustee
Dale E. Jones

/s/ Margery Kraus*	Trustee
Margery Kraus

/s/ David J. Lubar*	Trustee
David J. Lubar

/s/ Ulice Payne, Jr.*	Trustee
Ulice Payne, Jr.

/s/ Gary A. Poliner*	Trustee
Gary A. Poliner

/s/ John E. Schlifske*	Trustee
John E. Schlifske

/s/ H. Mason Sizemore, Jr.*	Trustee
H. Mason Sizemore, Jr.

/s/ Peter M. Sommerhauser*	Trustee
Peter M. Sommerhauser

/s/ Mary Ellen Stanek*	Trustee
Mary Ellen Stanek

/s/ Timothy W. Sullivan*	Trustee
Timothy W. Sullivan

/s/ S. Scott Voynich*	Trustee
S. Scott Voynich

/s/ Barry L. Williams*	Trustee
Barry L. Williams

/s/ Benjamin F. Wilson*	Trustee
Benjamin F. Wilson

*By:	/s/ JOHN E. SCHLIFSKE
John E. Schlifske, Attorney in fact,
pursuant to the Power of Attorney filed herewith.

Each of the signatures is affixed as of April 20, 2011.

EXHIBIT INDEX

EXHIBITS FILED WITH FORM N-4

POST-EFFECTIVE AMENDMENT NO. 7 TO

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

FOR

NML VARIABLE ANNUITY ACCOUNT C

Exhibit	Description
(b)(8)(h)	Power of Attorney	Filed herewith
(b)(9)	Opinion and Consent of Raymond J. Manista, Esq. dated April 20, 2011	Filed herewith
(b)(10)	Consent of PricewaterhouseCoopers LLP dated April 20, 2011	Filed herewith